UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05188

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2021

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

December 31, 2021

VP Balanced Fund
Class I (AVBIX)
Class II (AVBTX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVBIX	15.77%	11.33%	9.90%	—	5/1/91
S&P 500 Index	—	28.71%	18.46%	16.54%	—	—
Bloomberg U.S. Aggregate Bond Index	—	-1.54%	3.57%	2.90%	—	—
Blended Index	—	15.86%	12.62%	11.14%	—	—
Class II	AVBTX	15.48%	11.05%	—	10.58%	5/2/16
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Bloomberg U.S. Aggregate Bond Index.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2021
Class I — $25,713

S&P 500 Index — $46,257

Bloomberg U.S. Aggregate Bond Index — $13,307

Blended Index — $28,759

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.90%	1.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Equity Portfolio Managers: Joseph Reiland, Justin Brown and Robert Bove

As of September 1, 2021, Joseph Reiland, Justin Brown and Robert Bove joined the portfolio management team, replacing Steve Rossi and Guan Wang. This reflects the equity allocation’s transition to the U.S. Sustainable Large Cap Core strategy. The equity allocation retains the S&P 500 Index as its benchmark.

Fixed-Income Portfolio Managers: Bob Gahagan, Charles Tan and Jason Greenblath

Brian Howell left the portfolio management team August 1, 2021. He is retiring, effective December 31, 2021. Jason Greenblath joined the team in his place.

Performance Summary

VP Balanced returned 15.77%* for the year ended December 31, 2021. By comparison, a blended index consisting of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index returned 15.86%. Because the vast majority of the portfolio’s risk and return come from its stock allocation, we begin by discussing the performance of the equity portion of VP Balanced.

Information Technology and Financials Stocks Led Equity Detractors

The equity portfolio’s performance was driven by underperformance in the information technology, financials and communication services sectors. In the computer and peripherals industry, an overweight position in Seagate Technology, a maker of computer disk drives, detracted from results, and we exited the position during the period. An underweight position in Apple also hindered performance. The company posted strong year-over-year results despite some supply chain constraints in the fourth quarter.

Allocation decisions in the financials sector, especially in the capital markets, insurance and banking industries, were leading sources of weakness. In capital markets, an underweight position in The Charles Schwab Corp. hampered relative results. The online brokerage firm, along with others in this industry, have benefited from a surge in retail accounts during the pandemic, and trading activity has grown as equity markets recovered. Underweighting Wells Fargo & Co. and JPMorgan Chase & Co. stocks was detrimental as banking stocks benefited from the economic recovery and rising interest rates. During the period, we exited our positions in Charles Schwab and Well Fargo.

In the communication services sector, an underweight to Alphabet, parent company of Google, detracted from performance compared with the benchmark. The company reported strong advertising revenues despite changes to Apple’s operating system that allow users to opt out of targeted advertisements. An overweight to video game maker Take-Two Interactive Software weighed on returns in the entertainment industry. Despite stronger earnings, Take-Two’s stock price declined as investors were disappointed in the company’s lower year-over-year sales. We exited this position during the period.

Health Care, Consumer Staples and Materials Sectors Contributed to Equity Results

Positions in the health care, consumer staples and materials sectors benefited performance. In health care, selections in the health care providers and services industry drove returns. Shares of

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the index, other share classes may not. See page 2 for returns for all share classes.

CVS Health performed well as the strong demand for prescriptions and COVID-19 vaccines helped lift results. AMN Healthcare Services, a staffing company, contributed as it benefited from strong demand for hospital personnel. In the biotechnology industry, an overweight position in Moderna was advantageous despite a decline late in the year as the company posted strong sales of its COVID-19 vaccine and booster shots. We exited our positions in AMN Healthcare Services and Moderna during the period. In consumer staples, an underweight position in the beverages industry benefited returns, as did an overweight position in Kroger, the food retailer. The company’s digital business continued to drive results and help it cope with labor shortages. We exited this position during the period. Rising demand for industrial metals amid the economic recovery boosted metals prices, benefiting the portfolio’s holdings in the metals and mining industry.

Bond Segment Gains Contribute to Relative Performance

Bonds produced modest declines as yields rose during the year (bond prices and yields move in opposite directions). Late in 2020, the approval of coronavirus vaccines resulted in a shift in sentiment as investors anticipated the lifting of lockdowns and an acceleration of economic growth. In addition, inflation concerns grew during the period due to a stronger economic outlook, loose monetary policy and massive fiscal spending. Inflation concerns and uncertainty about the Federal Reserve’s (Fed) plans to begin reducing its bond purchases weighed further on the market toward the end of the period. Nevertheless, at times bonds benefited from uncertainty when the delta and omicron variants of the virus emerged and threatened to interfere with the economic recovery. Rising inflation throughout the economy led the Fed to raise its inflation forecast and take a more hawkish stance. The Fed began tapering its asset purchases in November and by December, policymakers indicated they would speed up the process amid surging inflation. The Fed also hinted it might hike rates three times in 2022, which contributed to rising Treasury yields.

In this environment, Treasury bonds performed poorly. Investment-grade corporate bonds also declined but held up better, benefiting from the profit recovery in corporate America. The high-yield market also produced positive results, buoyed by attractive yields and the prospect of an improvement in the economy.

A Look Ahead

We remain optimistic that the U.S. economy will continue to expand in 2022. Manufacturing remains robust, home prices are still rising, consumer savings and net worth are solid, and the labor market continues to improve. Furthermore, corporate fundamentals remain strong. Record fiscal spending and continued, albeit waning, Fed support also are aiding the economy. However, we remain mindful of ongoing challenges from supply chain disruptions, inflation, Fed policy and geopolitical events. Inflationary concerns have prompted the Fed to accelerate its taper timeline. Once tapering concludes in early 2022, the Fed likely will hike rates to combat inflation. The Fed faces a difficult challenge in tempering inflation without stifling economic growth. The good news is the Fed has options. If the economy slows, policymakers can slow or halt tapering or hold rates steady for a longer period.

Record government spending, a growing economy and elevated inflation should continue to push Treasury yields higher. However, given the U.S. already has the highest yields among the developed markets, we don’t expect rates to skyrocket. In our view, 2.25% may represent the ceiling for the 10-year Treasury yield. Accordingly, we expect to maintain our short-duration strategy. We expect annual headline inflation to peak in the first quarter of 2022. From there it may moderate, but it likely will persist well above pre-pandemic levels. Several trends, including record federal spending and deficits, rising wages and housing costs, supply/demand imbalances and onshoring efforts, will continue to pressure prices.

We expect market volatility to ramp up in the coming months. Investors face a mix of uncertainties related to the pandemic, supply chains, global growth, geopolitics and more. A Fed policy error—that is, hiking rates sooner/faster than the market expects or the economy can handle—remains a key risk we’re monitoring. At the same time, we will look for attractive buying opportunities that often emerge during volatile periods. We believe active security selection remains key to outperformance.

Fund Characteristics

DECEMBER 31, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	61.0%
U.S. Treasury Securities	15.2%
Corporate Bonds	10.4%
U.S. Government Agency Mortgage-Backed Securities	4.4%
Collateralized Loan Obligations	2.7%
Asset-Backed Securities	2.5%
Collateralized Mortgage Obligations	2.3%
Commercial Mortgage-Backed Securities	0.9%
Municipal Securities	0.6%
U.S. Government Agency Securities	0.2%
Bank Loan Obligations	0.1%
Sovereign Governments and Agencies	—*
Preferred Stocks	—*
Temporary Cash Investments	0.7%
Other Assets and Liabilities	(1.0)%
*Category is less than 0.05% of total net assets.

Top Five Common Stocks Industries	% of net assets
Software	6.3%
Interactive Media and Services	3.8%
Semiconductors and Semiconductor Equipment	3.7%
IT Services	2.9%
Capital Markets	2.8%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period(1) 7/1/21 - 12/31/21	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,067.70	$4.27	0.82%
Class II	$1,000	$1,066.40	$5.57	1.07%
Hypothetical
Class I	$1,000	$1,021.07	$4.18	0.82%
Class II	$1,000	$1,019.81	$5.45	1.07%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

DECEMBER 31, 2021

	Shares/ Principal Amount	Value
COMMON STOCKS — 61.0%
Aerospace and Defense — 0.5%
Lockheed Martin Corp.	5,619	$1,997,049
Air Freight and Logistics — 0.6%
Expeditors International of Washington, Inc.	1,264	169,742
United Parcel Service, Inc., Class B	11,041	2,366,528
		2,536,270
Auto Components — 0.6%
Aptiv plc(1)	15,219	2,510,374
Automobiles — 1.4%
Rivian Automotive, Inc., Class A(1)	6,949	720,542
Tesla, Inc.(1)	4,441	4,693,160
		5,413,702
Banks — 2.6%
Bank of America Corp.	79,038	3,516,400
JPMorgan Chase & Co.	25,908	4,102,532
Regions Financial Corp.	126,650	2,760,970
		10,379,902
Beverages — 0.9%
PepsiCo, Inc.	19,782	3,436,331
Biotechnology — 0.4%
Amgen, Inc.	4,526	1,018,214
Vertex Pharmaceuticals, Inc.(1)	2,109	463,137
		1,481,351
Building Products — 1.1%
Johnson Controls International plc	38,249	3,110,026
Masco Corp.	18,138	1,273,651
		4,383,677
Capital Markets — 2.8%
Ameriprise Financial, Inc.	5,079	1,532,131
BlackRock, Inc.	2,423	2,218,402
Intercontinental Exchange, Inc.	8,163	1,116,454
Morgan Stanley	37,734	3,703,969
S&P Global, Inc.	5,269	2,486,599
		11,057,555
Chemicals — 1.7%
Air Products and Chemicals, Inc.	3,540	1,077,080
Ecolab, Inc.	4,804	1,126,970
Linde plc	8,708	3,016,713
Sherwin-Williams Co. (The)	4,251	1,497,032
		6,717,795
Communications Equipment — 0.7%
Cisco Systems, Inc.	45,433	2,879,089
Consumer Finance — 0.5%
American Express Co.	12,058	1,972,689
Containers and Packaging — 0.4%
Ball Corp.	15,513	1,493,436

	Shares/ Principal Amount	Value
Diversified Telecommunication Services — 0.1%
Verizon Communications, Inc.	8,826	$458,599
Electric Utilities — 1.2%
NextEra Energy, Inc.	51,146	4,774,991
Electrical Equipment — 0.9%
Eaton Corp. plc	10,051	1,737,014
Generac Holdings, Inc.(1)	714	251,271
Rockwell Automation, Inc.	4,594	1,602,617
		3,590,902
Electronic Equipment, Instruments and Components — 1.4%
CDW Corp.	9,780	2,002,748
Cognex Corp.	12,452	968,268
Keysight Technologies, Inc.(1)	11,853	2,447,763
		5,418,779
Energy Equipment and Services — 0.6%
Schlumberger NV	74,679	2,236,636
Entertainment — 1.0%
Electronic Arts, Inc.	6,828	900,613
Walt Disney Co. (The)(1)	20,197	3,128,313
		4,028,926
Equity Real Estate Investment Trusts (REITs) — 1.5%
ProLogis, Inc.	35,031	5,897,819
Food and Staples Retailing — 1.0%
Costco Wholesale Corp.	2,713	1,540,170
Sysco Corp.	28,956	2,274,494
		3,814,664
Food Products — 0.5%
Mondelez International, Inc., Class A	25,572	1,695,679
Vital Farms, Inc.(1)	8,510	153,691
		1,849,370
Health Care Equipment and Supplies — 1.1%
Edwards Lifesciences Corp.(1)	19,606	2,539,958
Medtronic plc	14,558	1,506,025
ResMed, Inc.	1,913	498,298
		4,544,281
Health Care Providers and Services — 2.4%
Cigna Corp.	11,111	2,551,419
CVS Health Corp.	23,947	2,470,373
Humana, Inc.	2,207	1,023,739
UnitedHealth Group, Inc.	7,189	3,609,884
		9,655,415
Hotels, Restaurants and Leisure — 1.2%
Booking Holdings, Inc.(1)	669	1,605,085
Chipotle Mexican Grill, Inc.(1)	666	1,164,334
Expedia Group, Inc.(1)	10,680	1,930,090
		4,699,509
Household Products — 0.9%
Colgate-Palmolive Co.	12,135	1,035,601
Procter & Gamble Co. (The)	16,540	2,705,613
		3,741,214
Industrial Conglomerates — 0.7%
Honeywell International, Inc.	12,890	2,687,694

	Shares/ Principal Amount	Value
Insurance — 1.0%
Marsh & McLennan Cos., Inc.	8,556	$1,487,204
Prudential Financial, Inc.	9,906	1,072,225
Travelers Cos., Inc. (The)	8,434	1,319,331
		3,878,760
Interactive Media and Services — 3.8%
Alphabet, Inc., Class A(1)	3,394	9,832,554
Alphabet, Inc., Class C(1)	737	2,132,576
Meta Platforms, Inc., Class A(1)	9,146	3,076,257
		15,041,387
Internet and Direct Marketing Retail — 2.2%
Amazon.com, Inc.(1)	2,585	8,619,269
IT Services — 2.9%
Accenture plc, Class A	8,077	3,348,320
Mastercard, Inc., Class A	8,142	2,925,584
PayPal Holdings, Inc.(1)	13,258	2,500,194
Visa, Inc., Class A	13,396	2,903,047
		11,677,145
Life Sciences Tools and Services — 1.3%
Agilent Technologies, Inc.	15,758	2,515,765
Thermo Fisher Scientific, Inc.	4,069	2,714,999
		5,230,764
Machinery — 1.3%
Cummins, Inc.	7,374	1,608,565
Deere & Co.	336	115,211
Parker-Hannifin Corp.	7,042	2,240,201
Xylem, Inc.	9,658	1,158,187
		5,122,164
Media — 0.3%
Comcast Corp., Class A	24,068	1,211,342
Multiline Retail — 0.3%
Target Corp.	4,769	1,103,737
Oil, Gas and Consumable Fuels — 0.7%
ConocoPhillips	39,980	2,885,756
Personal Products — 0.3%
Estee Lauder Cos., Inc. (The), Class A	3,296	1,220,179
Pharmaceuticals — 2.0%
Bristol-Myers Squibb Co.	36,473	2,274,092
Merck & Co., Inc.	23,038	1,765,632
Novo Nordisk A/S, B Shares	11,717	1,316,122
Zoetis, Inc.	10,301	2,513,753
		7,869,599
Professional Services — 0.1%
IHS Markit Ltd.	3,074	408,596
Road and Rail — 0.7%
Norfolk Southern Corp.	5,074	1,510,581
Union Pacific Corp.	4,738	1,193,644
		2,704,225
Semiconductors and Semiconductor Equipment — 3.7%
Advanced Micro Devices, Inc.(1)	11,846	1,704,640
Applied Materials, Inc.	15,414	2,425,547

	Shares/ Principal Amount	Value
ASML Holding NV	2,987	$2,392,646
NVIDIA Corp.	19,692	5,791,614
Texas Instruments, Inc.	13,113	2,471,407
		14,785,854
Software — 6.3%
Adobe, Inc.(1)	3,650	2,069,769
Microsoft Corp.	58,783	19,769,899
salesforce.com, Inc.(1)	6,119	1,555,021
ServiceNow, Inc.(1)	1,191	773,090
Workday, Inc., Class A(1)	2,466	673,662
		24,841,441
Specialty Retail — 1.9%
Home Depot, Inc. (The)	11,594	4,811,626
TJX Cos., Inc. (The)	23,518	1,785,487
Tractor Supply Co.	3,417	815,296
		7,412,409
Technology Hardware, Storage and Peripherals — 2.7%
Apple, Inc.	60,834	10,802,293
Textiles, Apparel and Luxury Goods — 0.8%
Deckers Outdoor Corp.(1)	2,083	763,024
NIKE, Inc., Class B	15,700	2,616,719
		3,379,743
TOTAL COMMON STOCKS (Cost $188,113,432)		241,852,682
U.S. TREASURY SECURITIES — 15.2%
U.S. Treasury Bonds, 5.00%, 5/15/37	$100,000	145,590
U.S. Treasury Bonds, 3.50%, 2/15/39	500,000	627,422
U.S. Treasury Bonds, 4.625%, 2/15/40	600,000	861,961
U.S. Treasury Bonds, 1.875%, 2/15/41	1,100,000	1,089,129
U.S. Treasury Bonds, 2.00%, 11/15/41	300,000	303,516
U.S. Treasury Bonds, 3.125%, 11/15/41	100,000	120,199
U.S. Treasury Bonds, 3.00%, 5/15/42	1,300,000	1,539,891
U.S. Treasury Bonds, 2.75%, 11/15/42	550,000	627,043
U.S. Treasury Bonds, 2.875%, 5/15/43	300,000	348,727
U.S. Treasury Bonds, 2.50%, 2/15/45	600,000	660,070
U.S. Treasury Bonds, 3.00%, 11/15/45	200,000	240,344
U.S. Treasury Bonds, 2.75%, 8/15/47	100,000	116,406
U.S. Treasury Bonds, 3.375%, 11/15/48	1,110,000	1,452,756
U.S. Treasury Bonds, 2.25%, 8/15/49	500,000	535,332
U.S. Treasury Bonds, 2.375%, 11/15/49	750,000	824,180
U.S. Treasury Bonds, 2.00%, 2/15/50	200,000	203,227
U.S. Treasury Bonds, 1.875%, 2/15/51	200,000	197,953
U.S. Treasury Bonds, 2.375%, 5/15/51	1,600,000	1,767,750
U.S. Treasury Bonds, 2.00%, 8/15/51	3,200,000	3,263,000
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/25	1,066,310	1,149,888
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	108,164	121,278
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/30	215,824	241,658
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/31	206,460	232,276
U.S. Treasury Notes, 0.25%, 4/15/23	100,000	99,676
U.S. Treasury Notes, 0.125%, 8/31/23	1,500,000	1,486,934
U.S. Treasury Notes, 0.50%, 11/30/23	1,600,000	1,594,000

	Shares/ Principal Amount	Value
U.S. Treasury Notes, 2.875%, 11/30/23	$3,400,000	$3,539,453
U.S. Treasury Notes, 0.125%, 12/15/23	1,000,000	988,594
U.S. Treasury Notes, 0.125%, 1/15/24	500,000	493,730
U.S. Treasury Notes, 2.375%, 2/29/24	400,000	413,625
U.S. Treasury Notes, 0.25%, 3/15/24	1,800,000	1,778,695
U.S. Treasury Notes, 0.375%, 4/15/24	2,400,000	2,376,187
U.S. Treasury Notes, 0.75%, 11/15/24	5,500,000	5,469,922
U.S. Treasury Notes, 1.00%, 12/15/24	6,400,000	6,407,750
U.S. Treasury Notes, 0.25%, 5/31/25	200,000	194,578
U.S. Treasury Notes, 0.25%, 8/31/25	1,700,000	1,646,941
U.S. Treasury Notes, 1.625%, 10/31/26(2)	1,300,000	1,322,395
U.S. Treasury Notes, 1.25%, 11/30/26	1,300,000	1,299,391
U.S. Treasury Notes, 1.75%, 12/31/26	700,000	716,598
U.S. Treasury Notes, 1.50%, 1/31/27	100,000	101,125
U.S. Treasury Notes, 1.125%, 2/28/27	2,700,000	2,679,328
U.S. Treasury Notes, 0.50%, 4/30/27	1,500,000	1,439,180
U.S. Treasury Notes, 0.50%, 6/30/27	200,000	191,422
U.S. Treasury Notes, 0.50%, 8/31/27	800,000	763,531
U.S. Treasury Notes, 0.625%, 12/31/27	1,300,000	1,244,191
U.S. Treasury Notes, 1.25%, 3/31/28	400,000	396,531
U.S. Treasury Notes, 1.25%, 4/30/28	1,350,000	1,338,029
U.S. Treasury Notes, 1.25%, 6/30/28	1,100,000	1,089,000
U.S. Treasury Notes, 1.375%, 10/31/28	200,000	199,250
U.S. Treasury Notes, 1.50%, 11/30/28	4,000,000	4,016,875
U.S. Treasury Notes, 1.625%, 5/15/31	400,000	405,219
TOTAL U.S. TREASURY SECURITIES (Cost $59,322,913)		60,361,746
CORPORATE BONDS — 10.4%
Aerospace and Defense — 0.2%
Boeing Co. (The), 2.20%, 2/4/26	150,000	150,086
Boeing Co. (The), 3.625%, 2/1/31	220,000	234,876
Boeing Co. (The), 5.81%, 5/1/50	80,000	108,537
Raytheon Technologies Corp., 4.125%, 11/16/28	210,000	235,103
		728,602
Air Freight and Logistics†
GXO Logistics, Inc., 2.65%, 7/15/31(3)	115,000	113,746
Airlines — 0.1%
American Airlines Pass Through Trust, Series 2021-1, Class A, 2.875%, 1/11/36	61,000	60,684
British Airways Pass Through Trust, Series 2021-1, Class A, 2.90%, 9/15/36(3)	133,987	133,978
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.75%, 10/20/28(3)	196,000	214,185
		408,847
Auto Components†
Aptiv plc, 3.10%, 12/1/51	100,000	95,433
Automobiles — 0.3%
Ford Motor Credit Co. LLC, 3.10%, 5/4/23	200,000	204,013
General Motors Co., 5.15%, 4/1/38	130,000	156,968
General Motors Financial Co., Inc., 2.75%, 6/20/25	274,000	282,960
General Motors Financial Co., Inc., 2.70%, 8/20/27	96,000	97,724
General Motors Financial Co., Inc., 2.40%, 10/15/28	158,000	157,687
Toyota Motor Credit Corp., MTN, 1.90%, 4/6/28	140,000	140,397
		1,039,749

	Shares/ Principal Amount	Value
Banks — 1.3%
Banco Santander SA, 5.18%, 11/19/25	$200,000	$222,834
Banco Santander SA, VRN, 1.72%, 9/14/27	200,000	196,474
Bank of America Corp., MTN, VRN, 2.68%, 6/19/41	250,000	241,061
Bank of America Corp., VRN, 3.42%, 12/20/28	294,000	314,094
Bank of America Corp., VRN, 2.57%, 10/20/32	344,000	345,903
Bank of America Corp., VRN, 2.48%, 9/21/36	105,000	101,821
Bank of Ireland Group plc, VRN, 2.03%, 9/30/27(3)	200,000	196,625
Barclays plc, 4.84%, 5/9/28	200,000	220,482
Barclays plc, VRN, 2.28%, 11/24/27	145,000	145,344
Citigroup, Inc., VRN, 0.78%, 10/30/24	340,000	338,118
Citigroup, Inc., VRN, 3.52%, 10/27/28	413,000	443,353
Commonwealth Bank of Australia, VRN, 3.61%, 9/12/34(3)	200,000	209,316
FNB Corp., 2.20%, 2/24/23	140,000	141,221
HSBC Holdings plc, VRN, 2.80%, 5/24/32	80,000	80,332
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	105,000	103,817
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29	579,000	574,605
JPMorgan Chase & Co., VRN, 3.16%, 4/22/42	155,000	162,105
National Australia Bank Ltd., 2.33%, 8/21/30(3)	250,000	239,780
Societe Generale SA, 5.00%, 1/17/24(3)	340,000	362,075
US Bancorp, VRN, 2.49%, 11/3/36	140,000	139,615
Wells Fargo & Co., VRN, 3.07%, 4/30/41	210,000	215,795
Westpac Banking Corp., VRN, 2.89%, 2/4/30	70,000	71,523
Westpac Banking Corp., VRN, 3.02%, 11/18/36	78,000	77,190
		5,143,483
Beverages — 0.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	165,000	209,030
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	240,000	279,596
		488,626
Biotechnology — 0.1%
AbbVie, Inc., 3.20%, 11/21/29	145,000	155,193
AbbVie, Inc., 4.40%, 11/6/42	80,000	95,674
Amgen, Inc., 1.65%, 8/15/28	190,000	186,341
		437,208
Building Products†
Lennox International, Inc., 1.70%, 8/1/27	50,000	49,171
Capital Markets — 1.0%
Bain Capital Specialty Finance, Inc., 2.95%, 3/10/26	75,000	74,844
Bain Capital Specialty Finance, Inc., 2.55%, 10/13/26	306,000	297,578
Blackstone Secured Lending Fund, 2.85%, 9/30/28(3)	95,000	92,688
Blue Owl Finance LLC, 3.125%, 6/10/31(3)	57,000	55,838
Blue Owl Finance LLC, 4.125%, 10/7/51(3)	146,000	146,955
Deutsche Bank AG, VRN, 3.96%, 11/26/25	215,000	227,189
Deutsche Bank AG, VRN, 2.31%, 11/16/27	150,000	150,021
Deutsche Bank AG, VRN, 4.30%, 5/24/28	200,000	205,544
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25	93,000	98,111
Goldman Sachs Group, Inc. (The), VRN, 2.91%, 6/5/23	445,000	448,753
Goldman Sachs Group, Inc. (The), VRN, 1.95%, 10/21/27	136,000	135,464
Goldman Sachs Group, Inc. (The), VRN, 2.91%, 7/21/42	150,000	149,415
Golub Capital BDC, Inc., 2.50%, 8/24/26	59,000	58,044
Hercules Capital, Inc., 2.625%, 9/16/26	109,000	108,149

	Shares/ Principal Amount	Value
Main Street Capital Corp., 3.00%, 7/14/26	$96,000	$96,382
Moody's Corp., 3.10%, 11/29/61	70,000	69,604
Morgan Stanley, MTN, VRN, 2.24%, 7/21/32	50,000	48,957
Morgan Stanley, VRN, 1.59%, 5/4/27	410,000	406,175
Morgan Stanley, VRN, 2.48%, 9/16/36	184,000	177,377
Owl Rock Core Income Corp., 3.125%, 9/23/26(3)	260,000	251,317
Owl Rock Technology Finance Corp., 6.75%, 6/30/25(3)	111,000	124,084
Owl Rock Technology Finance Corp., 3.75%, 6/17/26(3)	81,000	83,523
Owl Rock Technology Finance Corp., 2.50%, 1/15/27	144,000	141,112
Prospect Capital Corp., 3.71%, 1/22/26	145,000	147,600
Prospect Capital Corp., 3.44%, 10/15/28	140,000	134,825
UBS Group AG, VRN, 1.49%, 8/10/27(3)	220,000	214,728
		4,144,277
Chemicals†
International Flavors & Fragrances, Inc., 1.83%, 10/15/27(3)	59,000	57,964
Westlake Chemical Corp., 2.875%, 8/15/41	55,000	53,613
		111,577
Commercial Services and Supplies — 0.1%
Republic Services, Inc., 2.30%, 3/1/30	115,000	115,421
Republic Services, Inc., 2.375%, 3/15/33	68,000	67,767
Waste Connections, Inc., 2.60%, 2/1/30	40,000	40,858
Waste Connections, Inc., 2.95%, 1/15/52	84,000	82,899
Waste Management, Inc., 2.50%, 11/15/50	50,000	47,719
		354,664
Construction and Engineering†
Quanta Services, Inc., 2.35%, 1/15/32	165,000	160,391
Construction Materials†
Eagle Materials, Inc., 2.50%, 7/1/31	116,000	114,574
Consumer Finance — 0.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.00%, 10/29/28	150,000	152,238
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.40%, 10/29/33	61,000	62,181
Avolon Holdings Funding Ltd., 4.25%, 4/15/26(3)	101,000	107,135
Avolon Holdings Funding Ltd., 4.375%, 5/1/26(3)	4,000	4,290
Avolon Holdings Funding Ltd., 2.75%, 2/21/28(3)	150,000	147,288
SLM Corp., 3.125%, 11/2/26	193,000	191,350
		664,482
Containers and Packaging†
Berry Global, Inc., 1.57%, 1/15/26	80,000	78,372
WRKCo, Inc., 3.00%, 9/15/24	72,000	75,099
		153,471
Diversified Consumer Services — 0.1%
Duke University, 3.30%, 10/1/46	110,000	120,663
Novant Health, Inc., 3.17%, 11/1/51	85,000	89,414
Pepperdine University, 3.30%, 12/1/59	105,000	112,092
		322,169
Diversified Financial Services — 0.2%
Blackstone Private Credit Fund, 2.625%, 12/15/26(3)	148,000	144,372
Blackstone Private Credit Fund, 3.25%, 3/15/27(3)	146,000	147,598
Block Financial LLC, 3.875%, 8/15/30	82,000	87,832
PG&E Energy Recovery Funding LLC, 2.82%, 7/15/48	250,000	249,137
		628,939

	Shares/ Principal Amount	Value
Diversified Telecommunication Services — 0.4%
AT&T, Inc., 2.55%, 12/1/33	$232,000	$227,175
AT&T, Inc., 3.55%, 9/15/55	216,000	217,149
British Telecommunications plc, 3.25%, 11/8/29(3)	220,000	225,122
Ooredoo International Finance Ltd., 2.625%, 4/8/31(3)	200,000	201,225
Telefonica Emisiones SA, 4.90%, 3/6/48	320,000	385,828
Verizon Communications, Inc., 4.33%, 9/21/28	113,000	128,478
Verizon Communications, Inc., 1.75%, 1/20/31	140,000	132,672
Verizon Communications, Inc., 2.65%, 11/20/40	106,000	100,904
Verizon Communications, Inc., 2.99%, 10/30/56	80,000	75,905
		1,694,458
Electric Utilities — 0.7%
AEP Texas, Inc., 2.10%, 7/1/30	130,000	125,203
Alfa Desarrollo SpA, 4.55%, 9/27/51(3)	100,000	98,862
Baltimore Gas and Electric Co., 2.25%, 6/15/31	81,000	81,153
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	190,000	201,179
Comision Federal de Electricidad, 4.68%, 2/9/51(3)	200,000	188,548
Commonwealth Edison Co., 3.20%, 11/15/49	115,000	121,407
Duke Energy Carolinas LLC, 2.55%, 4/15/31	54,000	55,490
Duke Energy Corp., 2.55%, 6/15/31	60,000	60,121
Duke Energy Florida LLC, 1.75%, 6/15/30	120,000	115,299
Duke Energy Florida LLC, 3.85%, 11/15/42	30,000	33,738
Duke Energy Progress LLC, 2.00%, 8/15/31	160,000	156,475
Duke Energy Progress LLC, 4.15%, 12/1/44	115,000	135,435
Entergy Arkansas LLC, 2.65%, 6/15/51	60,000	55,921
Exelon Corp., 4.45%, 4/15/46	60,000	71,848
Florida Power & Light Co., 4.125%, 2/1/42	69,000	82,292
Florida Power & Light Co., 2.875%, 12/4/51	60,000	61,005
Indiana Michigan Power Co., 3.25%, 5/1/51	57,000	58,739
MidAmerican Energy Co., 4.40%, 10/15/44	110,000	135,010
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	50,000	54,205
Northern States Power Co., 3.20%, 4/1/52	90,000	95,711
Pacific Gas and Electric Co., 4.20%, 6/1/41	55,000	55,446
PacifiCorp, 3.30%, 3/15/51	100,000	103,917
PacifiCorp, 2.90%, 6/15/52	70,000	68,873
Public Service Co. of Colorado, 1.875%, 6/15/31	108,000	105,102
Southern Co. Gas Capital Corp., 1.75%, 1/15/31	120,000	112,597
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	25,000	27,508
Xcel Energy, Inc., 3.40%, 6/1/30	120,000	128,901
		2,589,985
Energy Equipment and Services†
Halliburton Co., 2.92%, 3/1/30	110,000	113,285
Entertainment — 0.1%
Netflix, Inc., 3.625%, 6/15/25(3)	27,000	28,481
Netflix, Inc., 4.875%, 4/15/28	199,000	227,203
		255,684
Equity Real Estate Investment Trusts (REITs) — 0.7%
Broadstone Net Lease LLC, 2.60%, 9/15/31	83,000	80,657
Corporate Office Properties LP, 2.00%, 1/15/29	175,000	168,417
Crown Castle International Corp., 3.30%, 7/1/30	115,000	121,440
CubeSmart LP, 2.25%, 12/15/28	68,000	68,067

	Shares/ Principal Amount	Value
EPR Properties, 4.75%, 12/15/26	$94,000	$100,523
EPR Properties, 4.95%, 4/15/28	243,000	262,421
EPR Properties, 3.60%, 11/15/31	57,000	56,454
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	120,000	133,784
LXP Industrial Trust, 2.375%, 10/1/31	205,000	196,930
National Health Investors, Inc., 3.00%, 2/1/31	274,000	264,651
Office Properties Income Trust, 2.40%, 2/1/27	125,000	121,078
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, 11/15/31	76,000	74,028
Piedmont Operating Partnership LP, 2.75%, 4/1/32	135,000	132,326
Rexford Industrial Realty LP, 2.15%, 9/1/31	151,000	142,737
Sabra Health Care LP, 3.20%, 12/1/31	274,000	268,062
STORE Capital Corp., 4.625%, 3/15/29	56,000	62,829
STORE Capital Corp., 2.70%, 12/1/31	71,000	69,508
Tanger Properties LP, 2.75%, 9/1/31	300,000	291,629
		2,615,541
Food and Staples Retailing — 0.1%
Sysco Corp., 5.95%, 4/1/30	173,000	216,156
Food Products — 0.1%
JDE Peet's NV, 2.25%, 9/24/31(3)	197,000	189,737
Kraft Heinz Foods Co., 5.00%, 6/4/42	132,000	164,560
Mondelez International, Inc., 2.75%, 4/13/30	172,000	177,442
		531,739
Health Care Equipment and Supplies — 0.2%
Baxter International, Inc., 1.92%, 2/1/27(3)	173,000	173,740
Baxter International, Inc., 2.54%, 2/1/32(3)	250,000	252,836
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/24	310,000	309,310
		735,886
Health Care Providers and Services — 0.5%
Centene Corp., 2.45%, 7/15/28	190,000	187,443
Centene Corp., 4.625%, 12/15/29	85,000	91,816
Centene Corp., 3.375%, 2/15/30	136,000	138,728
CVS Health Corp., 1.75%, 8/21/30	100,000	95,411
CVS Health Corp., 4.78%, 3/25/38	30,000	36,582
Duke University Health System, Inc., 3.92%, 6/1/47	30,000	35,730
HCA, Inc., 2.375%, 7/15/31	185,000	182,324
HCA, Inc., 3.50%, 7/15/51	120,000	122,624
Humana, Inc., 2.15%, 2/3/32	398,000	385,298
Kaiser Foundation Hospitals, 3.00%, 6/1/51	105,000	108,324
Roche Holdings, Inc., 2.61%, 12/13/51(3)	240,000	236,145
Universal Health Services, Inc., 1.65%, 9/1/26(3)	147,000	144,438
Universal Health Services, Inc., 2.65%, 10/15/30(3)	150,000	149,001
		1,913,864
Hotels, Restaurants and Leisure†
Marriott International, Inc., 3.50%, 10/15/32	130,000	136,331
Household Durables — 0.1%
D.R. Horton, Inc., 2.50%, 10/15/24	90,000	92,684
Safehold Operating Partnership LP, 2.85%, 1/15/32	155,000	152,114
		244,798
Insurance — 0.5%
Assured Guaranty US Holdings, Inc., 3.60%, 9/15/51	95,000	99,027
Athene Global Funding, 1.99%, 8/19/28(3)	271,000	263,544

	Shares/ Principal Amount	Value
Athene Global Funding, 2.67%, 6/7/31(3)	$48,000	$47,606
Brighthouse Financial Global Funding, 2.00%, 6/28/28(3)	99,000	97,438
Equitable Financial Life Global Funding, 1.80%, 3/8/28(3)	100,000	98,411
Global Atlantic Fin Co., 3.125%, 6/15/31(3)	82,000	81,256
Guardian Life Global Funding, 1.625%, 9/16/28(3)	169,000	163,792
Hill City Funding Trust, 4.05%, 8/15/41(3)	200,000	193,786
Principal Life Global Funding II, 1.50%, 11/17/26(3)	445,000	437,932
Sammons Financial Group, Inc., 3.35%, 4/16/31(3)	32,000	32,277
SBL Holdings, Inc., 5.125%, 11/13/26(3)	115,000	125,225
Stewart Information Services Corp., 3.60%, 11/15/31	164,000	166,239
		1,806,533
Internet and Direct Marketing Retail — 0.1%
Amazon.com, Inc., 2.875%, 5/12/41	280,000	291,313
IT Services — 0.1%
Fiserv, Inc., 2.65%, 6/1/30	130,000	132,061
Global Payments, Inc., 2.15%, 1/15/27	145,000	145,660
		277,721
Life Sciences Tools and Services — 0.1%
Danaher Corp., 2.80%, 12/10/51	115,000	113,698
Illumina, Inc., 2.55%, 3/23/31	193,000	193,154
		306,852
Machinery†
Cummins, Inc., 2.60%, 9/1/50	90,000	83,156
Media — 0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.50%, 6/1/41	133,000	129,906
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49	220,000	255,800
Comcast Corp., 3.75%, 4/1/40	155,000	173,856
Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 8/15/27(3)	80,000	82,016
Discovery Communications LLC, 4.65%, 5/15/50	85,000	99,973
Grupo Televisa SAB, 5.00%, 5/13/45	200,000	236,615
Time Warner Cable LLC, 4.50%, 9/15/42	215,000	234,904
ViacomCBS, Inc., 4.20%, 6/1/29	95,000	105,683
ViacomCBS, Inc., 4.375%, 3/15/43	90,000	102,625
		1,421,378
Metals and Mining — 0.1%
Glencore Funding LLC, 2.625%, 9/23/31(3)	160,000	155,651
Steel Dynamics, Inc., 3.45%, 4/15/30	70,000	74,875
Teck Resources Ltd., 6.25%, 7/15/41	130,000	172,762
		403,288
Multi-Utilities — 0.3%
Ameren Corp., 1.95%, 3/15/27	65,000	65,229
Ameren Corp., 3.50%, 1/15/31	150,000	161,995
CenterPoint Energy, Inc., 4.25%, 11/1/28	126,000	140,117
CenterPoint Energy, Inc., 2.65%, 6/1/31	98,000	99,435
Dominion Energy, Inc., 2.25%, 8/15/31	70,000	68,433
Dominion Energy, Inc., 4.90%, 8/1/41	90,000	111,032
NiSource, Inc., 5.65%, 2/1/45	105,000	142,117
Sempra Energy, 3.25%, 6/15/27	30,000	31,667
WEC Energy Group, Inc., 1.375%, 10/15/27	170,000	164,066
		984,091

	Shares/ Principal Amount	Value
Multiline Retail†
Dollar Tree, Inc., 2.65%, 12/1/31	$170,000	$170,557
Oil, Gas and Consumable Fuels — 0.8%
Aker BP ASA, 3.75%, 1/15/30(3)	300,000	318,003
BP Capital Markets America, Inc., 3.06%, 6/17/41	90,000	91,249
Cenovus Energy, Inc., 2.65%, 1/15/32	100,000	97,948
Continental Resources, Inc., 2.27%, 11/15/26(3)	107,000	106,310
Continental Resources, Inc., 2.875%, 4/1/32(3)	77,000	75,436
Diamondback Energy, Inc., 3.50%, 12/1/29	110,000	116,765
Enbridge, Inc., 3.40%, 8/1/51	110,000	111,773
Energy Transfer LP, 3.60%, 2/1/23	30,000	30,589
Energy Transfer LP, 4.25%, 3/15/23	110,000	113,061
Energy Transfer LP, 3.75%, 5/15/30	150,000	159,119
Energy Transfer LP, 4.90%, 3/15/35	95,000	107,653
Enterprise Products Operating LLC, 4.85%, 3/15/44	150,000	180,992
Enterprise Products Operating LLC, 3.30%, 2/15/53	79,000	78,746
Equinor ASA, 3.25%, 11/18/49	70,000	74,342
Flex Intermediate Holdco LLC, 3.36%, 6/30/31(3)	70,000	70,376
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(3)	325,000	324,234
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	85,000	113,438
Petroleos Mexicanos, 3.50%, 1/30/23	80,000	80,905
SA Global Sukuk Ltd., 2.69%, 6/17/31(3)	325,000	327,512
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	230,000	255,533
TransCanada PipeLines Ltd., 2.50%, 10/12/31	107,000	106,520
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30	90,000	94,967
		3,035,471
Paper and Forest Products†
Georgia-Pacific LLC, 2.10%, 4/30/27(3)	130,000	131,693
Pharmaceuticals — 0.2%
Bristol-Myers Squibb Co., 2.55%, 11/13/50	113,000	107,203
Merck & Co., Inc., 1.70%, 6/10/27	115,000	115,758
Merck & Co., Inc., 2.15%, 12/10/31	120,000	120,434
Royalty Pharma plc, 2.20%, 9/2/30	75,000	72,683
Utah Acquisition Sub, Inc., 3.95%, 6/15/26	290,000	312,994
Viatris, Inc., 4.00%, 6/22/50	43,000	45,899
		774,971
Real Estate Management and Development†
Essential Properties LP, 2.95%, 7/15/31	160,000	157,875
Road and Rail — 0.2%
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	105,000	126,506
Burlington Northern Santa Fe LLC, 3.30%, 9/15/51	70,000	76,186
CSX Corp., 3.25%, 6/1/27	120,000	128,775
DAE Funding LLC, 3.375%, 3/20/28(3)	215,000	217,822
Union Pacific Corp., 2.40%, 2/5/30	100,000	102,022
Union Pacific Corp., MTN, 3.55%, 8/15/39	160,000	177,671
		828,982
Semiconductors and Semiconductor Equipment — 0.3%
Broadcom, Inc., 4.75%, 4/15/29	103,000	117,353
Intel Corp., 2.80%, 8/12/41	200,000	199,906
Microchip Technology, Inc., 4.25%, 9/1/25	349,000	362,519
NXP BV / NXP Funding LLC / NXP USA, Inc., 4.30%, 6/18/29(3)	65,000	72,893

	Shares/ Principal Amount	Value
Qorvo, Inc., 4.375%, 10/15/29	$157,000	$166,871
Qorvo, Inc., 3.375%, 4/1/31(3)	109,000	111,133
		1,030,675
Software — 0.1%
Autodesk, Inc., 2.40%, 12/15/31	199,000	198,646
Oracle Corp., 3.60%, 4/1/40	220,000	221,012
		419,658
Specialty Retail — 0.1%
AutoNation, Inc., 1.95%, 8/1/28	107,000	104,711
Home Depot, Inc. (The), 2.375%, 3/15/51	270,000	248,762
Lowe's Cos., Inc., 2.625%, 4/1/31	225,000	230,435
		583,908
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc., 2.65%, 2/8/51	270,000	266,155
Dell International LLC / EMC Corp., 4.90%, 10/1/26	210,000	236,678
Dell International LLC / EMC Corp., 8.10%, 7/15/36	54,000	82,293
Dell International LLC / EMC Corp., 3.375%, 12/15/41(3)	135,000	133,657
Dell International LLC / EMC Corp., 8.35%, 7/15/46	23,000	38,320
HP, Inc., 2.65%, 6/17/31(3)	200,000	197,388
		954,491
Thrifts and Mortgage Finance — 0.1%
Nationwide Building Society, VRN, 4.125%, 10/18/32(3)	250,000	266,736
Trading Companies and Distributors†
Aircastle Ltd., 5.25%, 8/11/25(3)	128,000	140,868
Water Utilities†
Essential Utilities, Inc., 2.70%, 4/15/30	130,000	132,225

Wireless Telecommunication Services — 0.2%
T-Mobile USA, Inc., 4.75%, 2/1/28	287,000	302,564
T-Mobile USA, Inc., 3.50%, 4/15/31	136,000	141,727
T-Mobile USA, Inc., 3.40%, 10/15/52(3)	105,000	104,711
Vodafone Group plc, VRN, 4.125%, 6/4/81	165,000	163,611
		712,613
TOTAL CORPORATE BONDS (Cost $40,926,862)		41,122,191
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 4.4%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FHLMC, VRN, 2.14%, (12-month LIBOR plus 1.87%), 7/1/36	4,021	4,230
FHLMC, VRN, 2.20%, (1-year H15T1Y plus 2.14%), 10/1/36	9,568	10,244
FHLMC, VRN, 2.35%, (1-year H15T1Y plus 2.26%), 4/1/37	14,198	15,107
FHLMC, VRN, 2.12%, (12-month LIBOR plus 1.86%), 7/1/41	6,695	7,054
FHLMC, VRN, 2.89%, (12-month LIBOR plus 1.63%), 1/1/44	13,294	13,747
FHLMC, VRN, 2.62%, (12-month LIBOR plus 1.60%), 6/1/45	18,316	19,066
FHLMC, VRN, 1.88%, (12-month LIBOR plus 1.63%), 8/1/46	57,797	59,953
FHLMC, VRN, 3.08%, (12-month LIBOR plus 1.64%), 9/1/47	40,431	42,075
FNMA, VRN, 1.73%, (6-month LIBOR plus 1.57%), 6/1/35	8,271	8,611
FNMA, VRN, 1.77%, (6-month LIBOR plus 1.57%), 6/1/35	8,200	8,538
FNMA, VRN, 2.22%, (1-year H15T1Y plus 2.16%), 3/1/38	11,761	12,562
FNMA, VRN, 3.19%, (12-month LIBOR plus 1.61%), 3/1/47	28,505	29,501
		230,688
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 4.3%
FHLMC, 3.00%, 6/1/51	635,831	659,104

	Shares/ Principal Amount	Value
FHLMC, 3.00%, 7/1/51	$456,829	$473,550
FHLMC, 2.50%, 8/1/51	1,248,226	1,276,128
FHLMC, 2.50%, 9/1/51	645,082	659,038
FHLMC, 2.50%, 9/1/51	611,296	625,126
FHLMC, 3.50%, 9/1/51	322,093	339,312
FHLMC, 2.50%, 10/1/51	618,521	632,323
FHLMC, 2.00%, 12/1/51	747,575	746,195
FHLMC, 2.50%, 12/1/51	367,289	375,490
FHLMC, 2.50%, 1/1/52	650,000	663,990
FNMA, 3.50%, 3/1/34	18,146	19,176
FNMA, 4.50%, 9/1/41	14,454	15,992
FNMA, 3.50%, 5/1/42	174,543	188,509
FNMA, 3.50%, 6/1/42	38,311	41,391
FNMA, 3.00%, 6/1/51	77,365	81,176
FNMA, 3.50%, 7/1/51	934,854	991,388
FNMA, 3.50%, 8/1/51	154,003	163,797
FNMA, 3.50%, 9/1/51	339,202	359,118
FNMA, 2.50%, 11/1/51	648,916	663,597
FNMA, 2.50%, 12/1/51	300,000	306,787
FNMA, 2.50%, 1/1/52	650,000	663,990
GNMA, 2.50%, TBA	1,538,000	1,575,127
GNMA, 3.00%, TBA	370,000	382,850
GNMA, 7.00%, 4/20/26	3,406	3,691
GNMA, 7.50%, 8/15/26	2,344	2,563
GNMA, 7.00%, 2/15/28	475	477
GNMA, 6.50%, 5/15/28	198	217
GNMA, 6.50%, 5/15/28	669	740
GNMA, 7.00%, 5/15/31	9,289	10,663
GNMA, 5.50%, 11/15/32	17,281	19,765
GNMA, 4.50%, 1/15/40	13,618	15,300
GNMA, 4.50%, 6/15/41	25,328	28,956
GNMA, 3.50%, 3/15/46	230,886	246,960
GNMA, 3.50%, 6/20/51	750,009	782,249
GNMA, 3.00%, 7/20/51	237,999	246,630
GNMA, 3.00%, 8/20/51	382,333	396,821
GNMA, 2.50%, 9/20/51	505,111	518,065
GNMA, 3.00%, 9/20/51	489,701	508,092
GNMA, 3.00%, 10/20/51	459,404	476,757
GNMA, 3.00%, 11/20/51	666,911	692,392
UMBS, 2.50%, TBA	1,325,000	1,351,920
		17,205,412
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $17,532,153)		17,436,100
COLLATERALIZED LOAN OBLIGATIONS — 2.7%
ABPCI Direct Lending Fund CLO IV Ltd., Series 2017-2A, Class BR, VRN, 2.03%, (3-month LIBOR plus 1.90%), 10/27/33(3)	200,000	200,182
Aimco CLO Ltd., Series 2019-10A, Class BR, VRN, 1.73%, (3-month LIBOR plus 1.60%), 7/22/32(3)	375,000	374,293
Anchorage Capital CLO Ltd., Series 2021-19A, Class B1, VRN, 2.01%, (3-month LIBOR plus 1.85%), 10/15/34(3)	300,000	300,424
Anchorage Credit Opportunities CLO Ltd., Series 2019-1A, Class A1, VRN, 2.08%, (3-month LIBOR plus 1.95%), 1/20/32(3)	275,000	275,515

	Shares/ Principal Amount	Value
Apidos CLO XXVI, Series 2017-26A, Class BR, VRN, 2.07%, (3-month LIBOR plus 1.95%), 7/18/29(3)	$275,000	$274,393
ARES LII CLO Ltd., Series 2019-52A, Class BR, VRN, 1.78%, (3-month LIBOR plus 1.65%), 4/22/31(3)	200,000	200,099
ARES LII CLO Ltd., Series 2019-52A, Class CR, VRN, 2.23%, (3-month LIBOR plus 2.10%), 4/22/31(3)	200,000	200,259
Ares XL CLO Ltd., Series 2016-40A, Class BRR, VRN, 1.92%, (3-month LIBOR plus 1.80%), 1/15/29(3)	300,000	299,406
Bain Capital Credit CLO Ltd., Series 2019-2A, Class BR, VRN, 1.72%, (3-month LIBOR plus 1.60%), 10/17/32(3)	150,000	149,884
BDS Ltd., Series 2021-FL7, Class C, VRN, 1.81%, (1-month LIBOR plus 1.70%), 6/16/36(3)	400,000	395,136
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 1.15%, (3-month LIBOR plus 1.02%), 4/20/31(3)	200,000	199,701
Canyon Capital CLO Ltd., Series 2017-1A, Class BR, VRN, 1.72%, (3-month LIBOR plus 1.60%), 7/15/30(3)	250,000	249,939
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class BRR, VRN, 2.36%, (3-month LIBOR plus 2.20%), 8/14/30(3)	225,000	225,049
CarVal CLO III Ltd., Series 2019-2A, Class BR, VRN, 1.73%, (3-month LIBOR plus 1.60%), 7/20/32(3)	250,000	250,124
Cedar Funding Ltd., Series 2019-10A, Class BR, VRN, 1.73%, (3-month LIBOR plus 1.60%), 10/20/32(3)	200,000	200,099
Cerberus Loan Funding XXXIII LP, Series 2021-3A, Class A, VRN, 1.68%, (3-month LIBOR plus 1.56%), 7/23/33(3)	275,000	275,991
Cerberus Loan Funding XXXVI LP, Series 2021-6A, Class A, VRN, 1.55%, (3-month LIBOR plus 1.40%), 11/22/33(3)	275,000	275,038
Elmwood CLO X Ltd., Series 2021-3A, Class B, VRN, 1.69%, (3-month LIBOR plus 1.60%), 10/20/34(3)	200,000	199,608
Goldentree Loan Management US CLO Ltd., Series 2019-5A, Class BR, VRN, 1.68%, (3-month LIBOR plus 1.55%), 10/20/32(3)	350,000	349,344
KKR CLO Ltd., Series 2018, Class BR, VRN, 1.72%, (3-month LIBOR plus 1.60%), 7/18/30(3)	200,000	199,951
KKR CLO Ltd., Series 2022A, Class A, VRN, 1.28%, (3-month LIBOR plus 1.15%), 7/20/31(3)	175,000	175,142
KKR CLO Ltd., Series 2030A, Class BR, VRN, 2.85%, (3-month LIBOR plus 1.60%), 10/17/31(3)	325,000	324,480
KREF Ltd., Series 2021-FL2, Class AS, VRN, 1.41%, (1-month LIBOR plus 1.30%), 2/15/39(3)	106,500	106,266
KREF Ltd., Series 2021-FL2, Class B, VRN, 1.76%, (1-month LIBOR plus 1.65%), 2/15/39(3)	300,000	299,577
Madison Park Funding XXI Ltd., Series 2016-21A, Class A2RR, VRN, 1.77%, (3-month LIBOR plus 1.65%), 10/15/32(3)	175,000	174,656
Madison Park Funding XXII Ltd., Series 2016-22A, Class A1R, VRN, 1.38%, (3-month LIBOR plus 1.26%), 1/15/33(3)	125,000	124,911
Madison Park Funding XXXVII Ltd., Series 2019-37A, Class BR, VRN, 1.77%, (3-month LIBOR plus 1.65%), 7/15/33(3)	375,000	374,322
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 1.56%, (1-month LIBOR plus 1.45%), 10/16/36(3)	450,000	448,577
Octagon Investment Partners XV Ltd., Series 2013-1A, Class BRR, VRN, 1.63%, (3-month LIBOR plus 1.50%), 7/19/30(3)	275,000	272,908
Parallel Ltd., Series 2019-1A, Class BR, VRN, 1.93%, (3-month LIBOR plus 1.80%), 7/20/32(3)	300,000	299,444
Park Avenue Institutional Advisers CLO Ltd., Series 2018-1A, Class BR, VRN, 2.23%, (3-month LIBOR plus 2.10%), 10/20/31(3)	275,000	274,276
Regata XII Funding Ltd., Series 2019-1A, Class BR, VRN, 1.72%, (3-month LIBOR plus 1.60%), 10/15/32(3)	275,000	274,472
Rockford Tower CLO Ltd., Series 2017-3A, Class A, VRN, 1.32%, (3-month LIBOR plus 1.19%), 10/20/30(3)	300,000	299,880

	Shares/ Principal Amount	Value
Sound Point CLO XXII Ltd., Series 2019-1A, Class BR, VRN, 1.83%, (3-month LIBOR plus 1.70%), 1/20/32(3)	$475,000	$474,728
TCW CLO Ltd., Series 2018-1A, Class BR, VRN, 1.81%, (3-month LIBOR plus 1.65%), 4/25/31(3)	300,000	300,150
THL Credit Wind River CLO Ltd., Series 2013-2A, Class BR2, VRN, 1.69%, (3-month LIBOR plus 1.57%), 10/18/30(3)	400,000	399,355
THL Credit Wind River CLO Ltd., Series 2019-3A, Class BR, VRN, 1.77%, (3-month LIBOR plus 1.65%), 4/15/31(3)	300,000	300,149
Voya CLO Ltd., Series 2013-2A, Class A1R, VRN, 1.09%, (3-month LIBOR plus 0.97%), 4/25/31(3)	250,000	249,914
Voya CLO Ltd., Series 2016-4A, Class B2R, VRN, 1.68%, (3-month LIBOR plus 1.55%), 7/20/29(3)	350,000	349,784
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $10,623,387)		10,617,426
ASSET-BACKED SECURITIES — 2.5%
321 Henderson Receivables VI LLC, Series 2010-1A, Class B SEQ, 9.31%, 7/15/61(3)	209,742	240,488
Aaset Trust, Series 2021-2A, Class A SEQ, 2.80%, 1/15/47(3)	550,000	547,356
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46(3)	226,000	223,605
Blackbird Capital Aircraft, Series 2021-1A, Class A SEQ, 2.44%, 7/15/46(3)	292,187	289,035
CARS-DB5 LP, Series 2021-1A, Class A4 SEQ, 2.76%, 8/15/51(3)	300,000	297,445
Castlelake Aircraft Structured Trust, Series 2017-1R, Class A SEQ, 2.74%, 8/15/41(3)	239,634	236,905
Clsec Holdings 22t LLC, Series 2021-1, Class B, 3.46%, 5/11/37	547,852	550,986
DI Issuer LLC, Series 2021-1A, Class A2 SEQ, 3.72%, 9/15/51(3)	650,000	648,483
FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.97%, 10/19/37(3)	400,000	390,078
FirstKey Homes Trust, Series 2021-SFR1, Class D, 2.19%, 8/17/38(3)	300,000	294,550
FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.39%, 8/17/38(3)	400,000	391,478
Flexential Issuer, Series 2021-1A, Class A2 SEQ, 3.25%, 11/27/51(3)	625,000	622,510
Global SC Finance SRL, Series 2021-2A, Class A SEQ, 1.95%, 8/17/41(3)	216,763	214,484
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(3)	95,251	99,095
Goodgreen Trust, Series 2020-1A, Class A SEQ, 2.63%, 4/15/55(3)	238,613	238,684
Goodgreen Trust, Series 2021-1A, Class A SEQ, 2.66%, 10/15/56(3)	183,058	181,432
J.G. Wentworth XXXIX LLC, Series 2017-2A, Class B, 5.09%, 9/17/74(3)	62,125	73,489
JG Wentworth XLII LLC, Series 2018-2A, Class B, 4.70%, 10/15/77(3)	200,000	218,711
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A SEQ, 2.64%, 10/15/46(3)	442,767	441,370
MAPS Trust, Series 2021-1A, Class A SEQ, 2.52%, 6/15/46(3)	580,746	576,262
Navigator Aircraft ABS Ltd., Series 2021-1, Class A SEQ, 2.77%, 11/15/46(3)	422,786	422,268
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1 SEQ, 1.91%, 10/20/61(3)	625,000	613,796
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61(3)	725,000	727,825
Progress Residential Trust, Series 2021-SFR2, Class D, 2.20%, 4/19/38(3)	225,000	220,428

	Shares/ Principal Amount	Value
Progress Residential Trust, Series 2021-SFR3, Class C, 2.09%, 5/17/26(3)	$200,000	$197,320
Progress Residential Trust, Series 2021-SFR8, Class E1, 2.38%, 10/17/38(3)	300,000	292,879
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class C, 1.79%, 11/20/37(3)	128,035	126,600
Slam Ltd., Series 2021-1A, Class A SEQ, 2.43%, 6/15/46(3)	242,200	238,080
Taco Bell Funding LLC, Series 2021-1A, Class A23 SEQ, 2.54%, 8/25/51(3)	225,000	220,696
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(3)	125,271	125,137
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(3)	64,570	66,324
TOTAL ASSET-BACKED SECURITIES (Cost $10,107,879)		10,027,799
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.3%
Private Sponsor Collateralized Mortgage Obligations — 1.8%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	1,060	1,076
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.48%, 3/25/35	16,085	16,378
Angel Oak Mortgage Trust, Series 2021-7, Class A1, VRN, 1.98%, 10/25/66(3)	240,022	239,493
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 2.80%, 6/25/34	11,392	11,656
Bellemeade Re Ltd., Series 2019-3A, Class B1, VRN, 2.60%, (1-month LIBOR plus 2.50%), 7/25/29(3)	130,000	130,200
Bellemeade Re Ltd., Series 2019-3A, Class M1C, VRN, 2.05%, (1-month LIBOR plus 1.95%), 7/25/29(3)	120,000	120,155
Bellemeade Re Ltd., Series 2020-2A, Class M1C, VRN, 4.10%, (1-month LIBOR plus 4.00%), 8/26/30(3)	166,046	167,599
Chase Mortgage Finance Corp., Series 2021-CL1, Class M1, VRN, 1.25%, (SOFR plus 1.20%), 2/25/50(3)	157,159	157,624
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 1.94%, 8/25/34	10,423	10,695
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	406	395
Credit Suisse Mortgage Trust, Series 2021-NQM2, Class A2 SEQ, VRN, 1.38%, 2/25/66(3)	146,635	145,219
Credit Suisse Mortgage Trust, Series 2021-NQM3, Class A3 SEQ, VRN, 1.63%, 4/25/66(3)	116,274	115,017
Credit Suisse Mortgage Trust, Series 2021-RPL3, Class A1 SEQ, VRN, 2.00%, 1/25/60(3)	159,218	160,168
Deephaven Residential Mortgage Trust, Series 2021-3, Class A3, VRN, 1.55%, 8/25/66(3)	140,295	138,820
Deephaven Residential Mortgage Trust, Series 2021-4, Class A1, VRN, 1.93%, 11/25/66(3)	321,573	320,844
Eagle RE Ltd., Series 2021-1, Class M1C, VRN, 2.75%, (SOFR plus 2.70%), 10/25/33(3)	175,000	178,104
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.31%, 10/25/34	3,227	3,348
GCAT Trust, Series 2021-CM2, Class A1 SEQ, VRN, 2.35%, 8/25/66(3)	616,404	615,883
GCAT Trust, Series 2021-NQM1, Class A3 SEQ, VRN, 1.15%, 1/25/66(3)	152,226	150,625
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.16%, 6/25/34	4,958	4,937
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.60%, 5/25/34	6,721	6,648

	Shares/ Principal Amount	Value
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.74%, 1/25/35	$9,349	$9,694
Home RE Ltd., Series 2020-1, Class M1B, VRN, 3.35%, (1-month LIBOR plus 3.25%), 10/25/30(3)	226,212	226,947
Home RE Ltd., Series 2021-1 Class M1B, VRN, 1.65%, (1-month LIBOR plus 1.55%), 7/25/33(3)	140,000	139,581
Imperial Fund Mortgage Trust, Series 2021-NQM4, Class A1, VRN, 2.09%, 1/25/57(3)	199,379	198,930
JP Morgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.47%, 1/25/47(3)	37,448	37,626
JP Morgan Mortgage Trust, Series 2020-3, Class A15, VRN, 3.50%, 8/25/50(3)	83,604	84,299
JP Morgan Mortgage Trust, Series 2021-12, Class A4 SEQ, VRN, 2.50%, 2/25/52(3)	390,870	394,574
JP Morgan Mortgage Trust, Series 2021-13, Class A3, VRN, 2.50%, 4/25/52(3)	409,230	409,112
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.73%, 11/21/34	33,417	33,835
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.11%, 11/25/35	19,344	19,261
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.83%, 2/25/35	13,199	13,367
MFA Trust, Series 2021-INV2, Class A3 SEQ, VRN, 2.26%, 11/25/56(3)	272,503	270,133
Newrez Warehouse Securitization Trust, Series 2021-1, Class A, VRN, 0.85%, (1-month LIBOR plus 0.75%), 5/25/55(3)	250,000	249,669
Oceanview Mortgage Trust, Series 2021-5, Class A4 SEQ, VRN, 2.50%, 10/25/51(3)	355,804	358,962
PRMI Securitization Trust, Series 2021-1, Class A5, VRN, 2.50%, 4/25/51(3)	326,806	322,156
PSMC Trust, Series 2021-2, Class A3 SEQ, VRN, 2.50%, 5/25/51(3)	131,662	133,156
PSMC Trust, Series 2021-3, Class A3 SEQ, VRN, 2.50%, 8/25/51(3)	394,681	398,421
Sequoia Mortgage Trust, Series 2021-5, Class A4 SEQ, VRN, 2.50%, 7/25/51(3)	164,954	166,517
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(3)	8,290	8,387
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E, VRN, 3.00%, 4/25/60(3)	156,000	156,429
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.36%, 7/25/34	16,915	17,379
Verus Securitization Trust, Series 2021-7, Class A1, VRN, 1.83%, 10/25/66(3)	221,633	221,308
Verus Securitization Trust, Series 2021-R2, Class A2, VRN, 1.12%, 2/25/64(3)	127,369	127,142
Verus Securitization Trust, Series 2021-R2, Class A3, VRN, 1.23%, 2/25/64(3)	152,843	152,055
Wells Fargo Mortgage Backed Securities Trust, Series 2021-2, Class A3, VRN, 2.50%, 6/25/51(3)	286,049	288,588
		7,132,412
U.S. Government Agency Collateralized Mortgage Obligations — 0.5%
FHLMC, Series 2014-DN3, Class M3, VRN, 4.10%, (1-month LIBOR plus 4.00%), 8/25/24	39,612	40,360
FHLMC, Series 2015-HQ2, Class M3, VRN, 3.35%, (1-month LIBOR plus 3.25%), 5/25/25	20,953	21,181
FHLMC, Series 2016-DNA2, Class M3, VRN, 4.75%, (1-month LIBOR plus 4.65%), 10/25/28	123,601	128,146
FHLMC, Series 2019-DNA2, Class M2, VRN, 2.55%, (1-month LIBOR plus 2.45%), 3/25/49(3)	89,177	90,174

	Shares/ Principal Amount	Value
FHLMC, Series 2020-DNA3, Class M2, VRN, 3.10%, (1-month LIBOR plus 3.00%), 6/25/50(3)	$22,672	$22,712
FHLMC, Series 2020-DNA5, Class M2, VRN, 2.85%, (SOFR plus 2.80%), 10/25/50(3)	177,116	178,613
FHLMC, Series 2020-HQA3, Class M2, VRN, 3.70%, (1-month LIBOR plus 3.60%), 7/25/50(3)	28,743	28,869
FHLMC, Series 2021-DNA6, Class M2, VRN, 1.55%, (SOFR plus 1.50%), 10/25/41(3)	615,000	615,286
FHLMC, Series 5123, Class HI, IO, 5.00%, 1/25/42	235,398	41,544
FHLMC, Series 5146, Class DI, IO, 5.50%, 7/25/39	92,813	17,391
FNMA, Series 2013-C01, Class M2, VRN, 5.35%, (1-month LIBOR plus 5.25%), 10/25/23	209,229	217,837
FNMA, Series 2014-C02, Class 2M2, VRN, 2.70%, (1-month LIBOR plus 2.60%), 5/25/24	42,667	43,308
FNMA, Series 2014-C04, Class 1M2, VRN, 5.00%, (1-month LIBOR plus 4.90%), 11/25/24	68,769	71,665
FNMA, Series 2015-C04, Class 1M2, VRN, 5.80%, (1-month LIBOR plus 5.70%), 4/25/28	151,505	159,801
FNMA, Series 2015-C04, Class 2M2, VRN, 5.65%, (1-month LIBOR plus 5.55%), 4/25/28	347,636	362,562
FNMA, Series 2017-C03, Class 1M2C, VRN, 3.10%, (1-month LIBOR plus 3.00%), 10/25/29	40,000	41,182
		2,080,631
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,230,558)		9,213,043
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.9%
BDS Ltd., Series 2021-FL8, Class C, VRN, 1.65%, (1-month LIBOR plus 1.55%), 1/18/36(3)	200,000	198,776
BDS Ltd., Series 2021-FL8, Class D, VRN, 2.00%, (1-month LIBOR plus 1.90%), 1/18/36(3)	150,000	148,814
BX Commercial Mortgage Trust, Series 2020-VIV2, Class C, VRN, 3.54%, 3/9/44(3)	325,000	330,358
BX Commercial Mortgage Trust, Series 2020-VIVA, Class D, VRN, 3.55%, 3/11/44(3)	400,000	399,866
BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, VRN, 2.51%, (1-month LIBOR plus 2.40%), 9/15/36(3)	400,000	397,336
BXMT, Ltd., Series 2020-FL2, Class C, VRN, 1.81%, (SOFR plus 1.76%), 2/15/38(3)	386,000	386,331
ELP Commercial Mortgage Trust, Series 2021-ELP, Class E, VRN, 2.23%, (1-month LIBOR plus 2.12%), 11/15/38(3)	513,000	511,253
OPG Trust, Series 2021-PORT, Class E, VRN, 1.64%, (1-month LIBOR plus 1.53%), 10/15/36(3)	504,000	495,511
PFP Ltd., Series 2019-5, Class B, VRN, 1.76%, (1-month LIBOR plus 1.65%), 4/14/36(3)	200,000	199,765
PFP Ltd., Series 2021-8, Class C, VRN, 1.91%, (1-month LIBOR plus 1.80%), 8/9/37(3)	425,000	423,148
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,526,525)		3,491,158
MUNICIPAL SECURITIES — 0.6%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	70,000	104,729
California State University Rev., 2.98%, 11/1/51	200,000	204,352
Dallas Area Rapid Transit Rev., 6.00%, 12/1/44	25,000	37,233
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	85,000	91,552
Golden State Tobacco Securitization Corp. Rev., 2.75%, 6/1/34	225,000	226,901
Grand Parkway Transportation Corp. Rev., 3.24%, 10/1/52	70,000	70,876
Houston GO, 3.96%, 3/1/47	25,000	30,215
Los Angeles Department of Airports Rev., 6.58%, 5/15/39	25,000	33,318

	Shares/ Principal Amount	Value
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	$15,000	$21,410
Metropolitan Water Reclamation District of Greater Chicago GO, 5.72%, 12/1/38	200,000	275,762
Michigan Strategic Fund Rev., (Flint Water Advocacy Fund), 3.23%, 9/1/47	200,000	201,505
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	20,000	25,159
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	65,000	104,749
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	85,000	133,508
New York City Water & Sewer System Rev., 5.95%, 6/15/42	45,000	67,687
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	100,000	101,987
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	30,000	35,416
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	40,000	55,537
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	100,000	107,843
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	45,000	60,787
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	25,000	34,757
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	30,000	35,964
State of California GO, 4.60%, 4/1/38	120,000	138,214
State of California GO, 7.55%, 4/1/39	70,000	116,954
State of California GO, 7.30%, 10/1/39	15,000	23,557
State of California GO, 7.60%, 11/1/40	20,000	34,518
TOTAL MUNICIPAL SECURITIES (Cost $2,149,171)		2,374,490
U.S. GOVERNMENT AGENCY SECURITIES — 0.2%
FNMA, 0.75%, 10/8/27	600,000	579,164
FNMA, 6.625%, 11/15/30	100,000	141,323
Tennessee Valley Authority, 1.50%, 9/15/31	100,000	98,601
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $818,933)		819,088
BANK LOAN OBLIGATIONS(4) — 0.1%
Media — 0.1%
DirecTV Financing, LLC, Term Loan, 8/2/27(5)	205,000	205,453
Pharmaceuticals†
Horizon Therapeutics USA Inc., 2021 Term Loan B, 2.25%, (1-month LIBOR plus 1.75%), 3/15/28	183,080	182,704
TOTAL BANK LOAN OBLIGATIONS (Cost $388,805)		388,157
SOVEREIGN GOVERNMENTS AND AGENCIES†
Peru†
Peruvian Government International Bond, 5.625%, 11/18/50	30,000	42,285
Poland†
Republic of Poland Government International Bond, 3.00%, 3/17/23	10,000	10,275
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	20,000	23,825
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $61,254)		76,385
PREFERRED STOCKS†
Banks†
SVB Financial Group, 4.25% (Cost $46,000)	46,000	46,730

	Shares/ Principal Amount	Value
TEMPORARY CASH INVESTMENTS — 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $2,874,735)	2,874,735	$2,874,735
TOTAL INVESTMENT SECURITIES — 101.0% (Cost $345,722,607)		400,701,730
OTHER ASSETS AND LIABILITIES — (1.0)%		(4,056,192)
TOTAL NET ASSETS — 100.0%		$396,645,538

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	39,608	USD	44,719	Credit Suisse AG	3/31/22	$456
USD	1,942,912	EUR	1,715,822	Credit Suisse AG	3/31/22	(14,119)
USD	68,565	EUR	60,427	Credit Suisse AG	3/31/22	(357)
USD	66,818	EUR	58,904	UBS AG	3/31/22	(366)
						$(14,386)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	31	March 2022	$6,763,328	$(1,090)
U.S. Treasury 5-Year Notes	3	March 2022	362,930	(1,014)
U.S. Treasury Long Bonds	10	March 2022	1,604,375	11,809
			$8,730,633	$9,705
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Ultra Notes	2	March 2022	$292,875	$(285)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.78%	8/5/24	$1,000,000	$(508)	$83,138	$82,630
CPURNSA	Receive	2.34%	2/5/26	$1,200,000	408	86,855	87,263
CPURNSA	Receive	2.33%	2/8/26	$1,500,000	509	108,717	109,226
CPURNSA	Receive	2.30%	2/24/26	$1,500,000	509	109,798	110,307
CPURNSA	Receive	2.40%	2/9/31	$750,000	508	60,301	60,809
					$1,426	$448,809	$450,235

NOTES TO SCHEDULE OF INVESTMENTS
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	-	Uniform Mortgage-Backed Securities
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $258,095.
(3)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $40,818,120, which represented 10.3% of total net assets.
(4)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(5)The interest rate will be determined upon settlement of the bank loan obligation after period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2021
Assets
Investment securities, at value (cost of $345,722,607)	$400,701,730
Cash	16,599
Receivable for investments sold	380,604
Receivable for capital shares sold	194,509
Receivable for variation margin on futures contracts	5,328
Receivable for variation margin on swap agreements	13,462
Unrealized appreciation on forward foreign currency exchange contracts	456
Dividends and interest receivable	677,064
401,989,752

Liabilities
Payable for investments purchased	4,918,678
Payable for capital shares redeemed	106,698
Unrealized depreciation on forward foreign currency exchange contracts	14,842
Accrued management fees	269,634
Distribution fees payable	34,362
5,344,214

Net Assets	$396,645,538

Net Assets Consist of:
Capital (par value and paid-in surplus)	$288,407,349
Distributable earnings	108,238,189
$396,645,538

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$231,836,992	24,238,176	$9.56
Class II, $0.01 Par Value	$164,808,546	17,230,676	$9.56

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,560)	$2,827,240
Interest (net of foreign taxes withheld of $51)	2,585,009
5,412,249

Expenses:
Management fees	3,272,787
Distribution fees - Class II	377,873
Directors' fees and expenses	9,053
Other expenses	669
3,660,382
Fees waived(1)	(196,552)
3,463,830

Net investment income (loss)	1,948,419

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	53,211,251
Forward foreign currency exchange contract transactions	78,977
Futures contract transactions	577,732
Swap agreement transactions	(37,353)
Foreign currency translation transactions	(3,927)
53,826,680

Change in net unrealized appreciation (depreciation) on:
Investments	(2,362,135)
Forward foreign currency exchange contracts	(14,386)
Futures contracts	(1,165)
Swap agreements	442,924
(1,934,762)

Net realized and unrealized gain (loss)	51,891,918

Net Increase (Decrease) in Net Assets Resulting from Operations	$53,840,337
(1)Amount consists of $116,222 and $80,330 for Class I and Class II, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020
Increase (Decrease) in Net Assets	December 31, 2021	December 31, 2020
Operations
Net investment income (loss)	$1,948,419	$2,795,736
Net realized gain (loss)	53,826,680	17,174,829
Change in net unrealized appreciation (depreciation)	(1,934,762)	16,651,319
Net increase (decrease) in net assets resulting from operations	53,840,337	36,621,884

Distributions to Shareholders
From earnings:
Class I	(11,576,800)	(8,182,728)
Class II	(7,504,684)	(5,078,102)
Decrease in net assets from distributions	(19,081,484)	(13,260,830)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	20,941,188	30,652,420

Net increase (decrease) in net assets	55,700,041	54,013,474

Net Assets
Beginning of period	340,945,497	286,932,023
End of period	$396,645,538	$340,945,497

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2021

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The management fee schedule ranges from 0.80% to 0.90% for each class. From January 1, 2021 through July 31, 2021, the investment advisor agreed to waive 0.04% of the fund’s management fee. Effective August 1, 2021, the investment advisor agreed to waive 0.07% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors. The effective annual management fee for each class for the period ended December 31, 2021 was 0.88% before waiver and 0.83% after waiver.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,191,615 and $1,437,333, respectively. The effect of interfund transactions on the Statement of Operations was $227,570 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended December 31, 2021 totaled $723,601,351, of which $207,333,448 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended December 31, 2021 totaled $726,788,007, of which $220,321,193 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	150,000,000		150,000,000
Sold	3,224,057	$29,266,636	3,608,958	$29,012,147
Issued in reinvestment of distributions	1,339,166	11,576,800	1,159,946	8,182,728
Redeemed	(3,395,173)	(30,808,282)	(3,394,452)	(27,050,942)
	1,168,050	10,035,154	1,374,452	10,143,933
Class II/Shares Authorized	75,000,000		75,000,000
Sold	1,940,892	17,683,643	3,454,204	27,693,286
Issued in reinvestment of distributions	869,949	7,504,684	723,855	5,078,102
Redeemed	(1,579,626)	(14,282,293)	(1,549,473)	(12,262,901)
	1,231,215	10,906,034	2,628,586	20,508,487
Net increase (decrease)	2,399,265	$20,941,188	4,003,038	$30,652,420

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$238,143,914	$3,708,768	—
U.S. Treasury Securities	—	60,361,746	—
Corporate Bonds	—	41,122,191	—
U.S. Government Agency Mortgage-Backed Securities	—	17,436,100	—
Collateralized Loan Obligations	—	10,617,426	—
Asset-Backed Securities	—	10,027,799	—
Collateralized Mortgage Obligations	—	9,213,043	—
Commercial Mortgage-Backed Securities	—	3,491,158	—
Municipal Securities	—	2,374,490	—
U.S. Government Agency Securities	—	819,088	—
Bank Loan Obligations	—	388,157	—
Sovereign Governments and Agencies	—	76,385	—
Preferred Stocks	—	46,730	—
Temporary Cash Investments	2,874,735	—	—
	$241,018,649	$159,683,081	—
Other Financial Instruments
Futures Contracts	$11,809	—	—
Swap Agreements	—	$450,235	—
Forward Foreign Currency Exchange Contracts	—	456	—
	$11,809	$450,691	—

Liabilities
Other Financial Instruments
Futures Contracts	$2,389	—	—
Forward Foreign Currency Exchange Contracts	—	$14,842	—
	$2,389	$14,842	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $3,066,667.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $2,037,433 futures contracts purchased.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $2,737,557.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $10,650,958 futures contracts purchased and $2,509,474 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $5,687,500.

Value of Derivative Instruments as of December 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$456	Unrealized depreciation on forward foreign currency exchange contracts	$14,842
Interest Rate Risk	Receivable for variation margin on futures contracts*	5,328	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	13,462	Payable for variation margin on swap agreements*	—
		$19,246		$14,842
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(49,206)	Change in net unrealized appreciation (depreciation) on swap agreements	—
Equity Price Risk	Net realized gain (loss) on futures contract transactions	605,201	Change in net unrealized appreciation (depreciation) on futures contracts	$(13,128)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	78,977	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(14,386)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(27,469)	Change in net unrealized appreciation (depreciation) on futures contracts	11,963
Other Contracts	Net realized gain (loss) on swap agreement transactions	11,853	Change in net unrealized appreciation (depreciation) on swap agreements	442,924
		$619,356		$427,373

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$4,410,666	$6,184,293
Long-term capital gains	$14,670,818	$7,076,537

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$346,151,286
Gross tax appreciation of investments	$59,683,907
Gross tax depreciation of investments	(5,133,463)
Net tax appreciation (depreciation) of investments	54,550,444
Net tax appreciation (depreciation) on derivatives	448,809
Net tax appreciation (depreciation)	$54,999,253
Other book-to-tax adjustments	$(51,988)
Undistributed ordinary income	$26,655,501
Accumulated long-term gains	$26,635,423

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2021	$8.73	0.06	1.27	1.33	(0.07)	(0.43)	(0.50)	$9.56	15.77%	0.83%	0.88%	0.63%	0.58%	195%	$231,837
2020	$8.18	0.08	0.84	0.92	(0.09)	(0.28)	(0.37)	$8.73	12.53%	0.85%	0.89%	1.03%	0.99%	189%	$201,325
2019	$7.09	0.11	1.27	1.38	(0.12)	(0.17)	(0.29)	$8.18	19.85%	0.79%	0.90%	1.48%	1.37%	115%	$177,510
2018	$7.53	0.12	(0.40)	(0.28)	(0.11)	(0.05)	(0.16)	$7.09	(3.83)%	0.76%	0.90%	1.55%	1.41%	120%	$142,595
2017	$6.97	0.11	0.84	0.95	(0.11)	(0.28)	(0.39)	$7.53	13.91%	0.80%	0.91%	1.52%	1.41%	114%	$136,993
Class II
2021	$8.73	0.03	1.27	1.30	(0.04)	(0.43)	(0.47)	$9.56	15.48%	1.08%	1.13%	0.38%	0.33%	195%	$164,809
2020	$8.18	0.06	0.85	0.91	(0.08)	(0.28)	(0.36)	$8.73	12.27%	1.10%	1.14%	0.78%	0.74%	189%	$139,620
2019	$7.10	0.09	1.26	1.35	(0.10)	(0.17)	(0.27)	$8.18	19.39%	1.04%	1.15%	1.23%	1.12%	115%	$109,422
2018	$7.53	0.10	(0.39)	(0.29)	(0.09)	(0.05)	(0.14)	$7.10	(3.93)%	1.01%	1.15%	1.30%	1.16%	120%	$74,928
2017	$6.97	0.09	0.85	0.94	(0.10)	(0.28)	(0.38)	$7.53	13.63%	1.05%	1.16%	1.27%	1.16%	114%	$54,363

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Balanced Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Balanced Fund of the American Century Variable Portfolios, Inc. as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 10, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten(1) (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None

(1) Effective December 31, 2021, John R. Whitten retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $2,278,022, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $14,670,818, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2021.

The fund hereby designates $2,115,529 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2021.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91439 2202

Annual Report

December 31, 2021

VP Capital Appreciation Fund
Class I (AVCIX)
Class II (AVCWX)
Class Y (AVCYX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVCIX	11.16%	19.89%	15.64%	—	11/20/87
Russell Midcap Growth Index	—	12.73%	19.82%	16.61%	—	—
Class II	AVCWX	11.05%	19.73%	—	14.64%	4/25/14
Class Y	AVCYX	11.57%	—	—	20.29%	9/22/17
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2021
Class I — $42,833

Russell Midcap Growth Index — $46,550

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II	Class Y
1.00%	1.15%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Rob Brookby and Nalin Yogasundram

Performance Summary

VP Capital Appreciation returned 11.16%* for the 12 months ended December 31, 2021, lagging the 12.73% return of the fund’s benchmark, the Russell Midcap Growth Index.

U.S. stocks posted strong returns during the reporting period, supported by federal government stimulus and low interest rates. The rollout of COVID-19 vaccines allowed the economy to reopen, and despite concerns about the coronavirus variants, inflationary pressures and supply chain constraints, several market indices ended the 12-month period near record highs. Mid-cap value stocks significantly outpaced growth stocks, largely due to investors transitioning to defensive stocks during the fourth quarter.

The health care and consumer discretionary sectors detracted from performance relative to the benchmark due primarily to stock selection. Stock choices in the information technology and materials sectors contributed positively.

Health Care Stocks Detracted

Stock choices in the health care sector weighed on performance. Biotechnology company Moderna outperformed on the success of its COVID-19 vaccine. Moderna’s messenger RNA technology is also seen as having potentially wider applications. Our lack of exposure detracted from relative results. Home health and hospice care provider Amedisys lagged after it offered disappointing forward guidance as the pandemic hurt its ability to hire and retain staff.

Other key detractors included Las Vegas Sands, an operator of casino resorts in Macau and Singapore. The stock was pressured by possible new dividend regulations in Macau that would be harmful to shareholders and concerns about China’s increasing interference in certain sectors. We eliminated our holding because of these uncertainties. SelectQuote offers consumers a platform to compare insurance policies. SelectQuote and the insurance industry in general have struggled with plan persistency, the percentage of policyholders that continue paying premiums. As a result, SelectQuote offered disappointing guidance for next year. We sold our holding.

An underweight allocation to Xilinx relative to the benchmark detracted. The programmable logic device maker outperformed amid strong business results. Xilinx also received a boost from news that it would be acquired by Advanced Micro Devices in a deal that is expected to close early in 2022. We sold our holding. Coupa Software, a cost management software company, lagged despite reporting strong revenue and earnings. Like many technology stocks that performed well in 2020, Coupa was a victim of investors shifting from high-growth to cyclical stocks early in 2021.

Information Technology Stocks Were Top Contributors

Stock selection in the software industry helped drive the information technology sector outperformance relative to the benchmark, and many top contributors came from the industry. HubSpot provides software that allows small businesses to efficiently run and grow their businesses. It offers innovative solutions, and HubSpot benefited from growth in small business formation coming out of the recession, providing a tailwind of new customer acquisition. Atlassian provides collaborative tools used by small and midsized companies and increasingly larger companies. As pandemic restrictions eased and workers started returning to the office, Atlassian

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

saw renewed growth for its software, driving strong revenue and earnings. Cybersecurity firm Palo
Alto Networks outperformed as companies beefed up their vigilance because of increasing ransomware and other attacks. Demand for Palo Alto’s firewalls and other cloud-based offerings led to strong earnings, and management raised guidance. Manhattan Associates provides cloud-based supply chain management software. The company reported better-than-expected quarterly earnings throughout the year. Manhattan Associates benefited from the restrictions due to the pandemic, and we believe the transition to online buying and curbside pickup are secular trends that fit with the company’s strengths.

Elsewhere in information technology, revenue exceeded expectations in the most recent quarter for Arista Networks, which sells data center networking equipment. Arista is benefiting from the pandemic-driven increase in software and internet adoption, which now requires a similar level of investment in infrastructure. Marvell Technology sells semiconductor chips to a variety of enterprises. Marvell is starting to see the benefit of several years of investment in leading-edge technology as growth rates accelerate in 5G, data center and automobiles. The stock outperformed because its guidance for the next two years was much better than expected.

Stock selection in the materials sector aided performance. Materials in general benefited from greater demand and firmer pricing due to global supply chain disruptions. Stock decisions in the chemicals industry helped drive outperformance in the sector. Albemarle was a top contributor on demand for lithium, a key ingredient of batteries for electric vehicles. In industrials, a position in U.K.-based electrical equipment company nVent Electric was a meaningful contributor to relative results. Management raised guidance at its most recent quarterly report.

Outlook

Our process uses a combined top-down, bottom-up fundamental framework aimed at identifying mid-cap companies producing attractive, sustainable growth. We seek to reduce unintended, nonfundamental risks and align the portfolio with fundamental, company-specific risks that we believe will be rewarded over time. As a result of this approach, our sector and industry allocations reflect where we are finding opportunities at a given time.

At year-end, the portfolio was positioned toward secular trends. We see longer-term opportunities in infrastructure build-out, cyber security, decarbonization, automation and the emergence of newer themes such as the metaverse.

5

Fund Characteristics

DECEMBER 31, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Temporary Cash Investments	0.7%
Temporary Cash Investments - Securities Lending Collateral	0.6%
Other Assets and Liabilities	(0.5)%

Top Five Industries	% of net assets
Software	17.4%
Life Sciences Tools and Services	6.5%
Electrical Equipment	5.9%
Health Care Equipment and Supplies	5.2%
Semiconductors and Semiconductor Equipment	5.0%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period(1) 7/1/21 - 12/31/21	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,019.60	$4.63	0.91%
Class II	$1,000	$1,018.90	$5.39	1.06%
Class Y	$1,000	$1,021.50	$2.85	0.56%
Hypothetical
Class I	$1,000	$1,020.62	$4.63	0.91%
Class II	$1,000	$1,019.86	$5.40	1.06%
Class Y	$1,000	$1,022.38	$2.85	0.56%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
7

Schedule of Investments

DECEMBER 31, 2021

	Shares	Value
COMMON STOCKS — 99.2%
Aerospace and Defense — 0.9%
HEICO Corp.	41,699	$6,013,830
Auto Components — 1.8%
Aptiv plc(1)	70,765	11,672,687
Beverages — 0.5%
Celsius Holdings, Inc.(1)	46,550	3,471,233
Biotechnology — 3.3%
Alnylam Pharmaceuticals, Inc.(1)	39,580	6,711,977
Horizon Therapeutics plc(1)	76,736	8,269,071
Natera, Inc.(1)	44,350	4,141,847
Turning Point Therapeutics, Inc.(1)	45,869	2,187,951
		21,310,846
Building Products — 2.7%
Trane Technologies plc	61,202	12,364,640
Zurn Water Solutions Corp.	149,956	5,458,398
		17,823,038
Capital Markets — 4.2%
LPL Financial Holdings, Inc.	98,742	15,807,607
MSCI, Inc.	19,295	11,821,853
		27,629,460
Chemicals — 1.8%
Albemarle Corp.	19,863	4,643,373
Element Solutions, Inc.	292,906	7,111,758
		11,755,131
Communications Equipment — 4.9%
Arista Networks, Inc.(1)	130,537	18,764,694
F5, Inc.(1)	55,009	13,461,252
		32,225,946
Containers and Packaging — 2.8%
Avery Dennison Corp.	56,250	12,182,063
Ball Corp.	63,608	6,123,542
		18,305,605
Electrical Equipment — 5.9%
AMETEK, Inc.	75,973	11,171,070
Generac Holdings, Inc.(1)	13,439	4,729,453
nVent Electric plc	176,860	6,720,680
Plug Power, Inc.(1)	86,696	2,447,428
Regal Rexnord Corp.	48,227	8,207,271
Rockwell Automation, Inc.	15,807	5,514,272
		38,790,174
Electronic Equipment, Instruments and Components — 4.1%
Cognex Corp.	110,708	8,608,654
Keysight Technologies, Inc.(1)	87,138	17,994,868
		26,603,522
Entertainment — 2.3%
Live Nation Entertainment, Inc.(1)	50,743	6,073,430
ROBLOX Corp., Class A(1)	25,692	2,650,387
8

	Shares	Value
Roku, Inc.(1)	28,056	$6,402,379
		15,126,196
Health Care Equipment and Supplies — 5.2%
Align Technology, Inc.(1)	8,207	5,393,476
DexCom, Inc.(1)	20,356	10,930,154
IDEXX Laboratories, Inc.(1)	20,684	13,619,587
Teleflex, Inc.	11,608	3,812,996
		33,756,213
Health Care Providers and Services — 1.2%
Amedisys, Inc.(1)	27,301	4,419,486
R1 RCM, Inc.(1)	141,658	3,610,862
		8,030,348
Health Care Technology — 1.5%
Veeva Systems, Inc., Class A(1)	38,340	9,795,103
Hotels, Restaurants and Leisure — 5.0%
Airbnb, Inc., Class A(1)	33,420	5,564,096
Chipotle Mexican Grill, Inc.(1)	6,408	11,202,786
Hilton Worldwide Holdings, Inc.(1)	100,327	15,650,009
		32,416,891
Interactive Media and Services — 2.0%
Match Group, Inc.(1)	65,176	8,619,526
Pinterest, Inc., Class A(1)	127,546	4,636,297
		13,255,823
Internet and Direct Marketing Retail — 1.7%
Chewy, Inc., Class A(1)(2)	69,933	4,123,949
Etsy, Inc.(1)	32,779	7,176,634
		11,300,583
IT Services — 4.9%
Block, Inc.(1)	25,274	4,082,004
Cloudflare, Inc., Class A(1)	43,417	5,709,336
EPAM Systems, Inc.(1)	16,112	10,770,066
Okta, Inc.(1)	39,688	8,896,859
Twilio, Inc., Class A(1)	10,786	2,840,385
		32,298,650
Leisure Products — 0.3%
Peloton Interactive, Inc., Class A(1)	47,114	1,684,797
Life Sciences Tools and Services — 6.5%
10X Genomics, Inc., Class A(1)	30,459	4,537,173
Agilent Technologies, Inc.	54,659	8,726,309
Bio-Techne Corp.	17,761	9,188,476
Mettler-Toledo International, Inc.(1)	8,288	14,066,476
Repligen Corp.(1)	22,557	5,973,996
		42,492,430
Machinery — 2.8%
Graco, Inc.	72,237	5,823,747
Parker-Hannifin Corp.	38,986	12,402,226
		18,225,973
Professional Services — 3.5%
CoStar Group, Inc.(1)	69,150	5,464,924
Jacobs Engineering Group, Inc.	72,021	10,027,484
Verisk Analytics, Inc.	33,211	7,596,352
		23,088,760
9

	Shares	Value
Road and Rail — 0.5%
Lyft, Inc., Class A(1)	75,591	$3,230,003
Semiconductors and Semiconductor Equipment — 5.0%
Enphase Energy, Inc.(1)	42,533	7,780,987
Marvell Technology, Inc.	168,829	14,770,849
Monolithic Power Systems, Inc.	8,384	4,136,079
Skyworks Solutions, Inc.	40,647	6,305,976
		32,993,891
Software — 17.4%
Atlassian Corp. plc, Class A(1)	27,701	10,562,114
Autodesk, Inc.(1)	22,321	6,276,442
Cadence Design Systems, Inc.(1)	127,214	23,706,329
Coupa Software, Inc.(1)	11,161	1,763,996
Datadog, Inc., Class A(1)	45,185	8,047,900
DocuSign, Inc.(1)	50,093	7,629,665
HubSpot, Inc.(1)	15,681	10,336,131
Manhattan Associates, Inc.(1)	80,541	12,523,320
Palantir Technologies, Inc., Class A(1)	423,788	7,717,180
Palo Alto Networks, Inc.(1)	45,224	25,178,914
		113,741,991
Specialty Retail — 3.5%
Burlington Stores, Inc.(1)	25,773	7,513,087
Carvana Co.(1)	23,645	5,480,675
Five Below, Inc.(1)	19,753	4,086,698
Floor & Decor Holdings, Inc., Class A(1)	41,993	5,459,510
		22,539,970
Textiles, Apparel and Luxury Goods — 1.7%
lululemon athletica, Inc.(1)	28,997	11,350,876
Trading Companies and Distributors — 1.3%
W.W. Grainger, Inc.	16,083	8,334,854
TOTAL COMMON STOCKS (Cost $421,410,198)		649,264,824
TEMPORARY CASH INVESTMENTS — 0.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00% - 2.375%, 4/30/24 - 5/15/51, valued at $1,000,173), in a joint trading account at 0.01%, dated 12/31/21, due 1/3/22 (Delivery value $980,345)		980,344
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 8/15/44, valued at $3,334,431), at 0.01%, dated 12/31/21, due 1/3/22 (Delivery value $3,269,003)		3,269,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	848,979	848,979
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,098,323)		5,098,323
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $3,687,180)	3,687,180	3,687,180
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $430,195,701)		658,050,327
OTHER ASSETS AND LIABILITIES — (0.5)%		(3,591,788)
TOTAL NET ASSETS — 100.0%		$654,458,539
10

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $3,871,557. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $3,957,961, which includes securities collateral of $270,781.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

DECEMBER 31, 2021
Assets
Investment securities, at value (cost of $426,508,521) — including $3,871,557 of securities on loan	$654,363,147
Investment made with cash collateral received for securities on loan, at value (cost of $3,687,180)	3,687,180
Total investment securities, at value (cost of $430,195,701)	658,050,327
Cash	36,101
Receivable for investments sold	328,077
Receivable for capital shares sold	161,265
Dividends and interest receivable	29,416
Securities lending receivable	657
658,605,843

Liabilities
Payable for collateral received for securities on loan	3,687,180
Payable for capital shares redeemed	114,924
Accrued management fees	344,076
Distribution fees payable	1,124
4,147,304

Net Assets	$654,458,539

Net Assets Consist of:
Capital (par value and paid-in surplus)	$361,079,776
Distributable earnings	293,378,763
$654,458,539

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$121,049,820	6,471,389	$18.71
Class II, $0.01 Par Value	$5,484,754	298,556	$18.37
Class Y, $0.01 Par Value	$527,923,965	27,739,275	$19.03

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,665)	$1,804,270
Securities lending, net	7,041
Interest	1,173
1,812,484

Expenses:
Management fees	4,824,346
Distribution fees - Class II	10,774
Directors' fees and expenses	17,009
Other expenses	547
4,852,676
Fees waived(1)	(511,011)
4,341,665

Net investment income (loss)	(2,529,181)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	69,060,641
Forward foreign currency exchange contract transactions	522,599
Foreign currency translation transactions	(4,592)
69,578,648

Change in net unrealized appreciation (depreciation) on:
Investments	6,832,637
Forward foreign currency exchange contracts	46,962
Translation of assets and liabilities in foreign currencies	(166)
6,879,433

Net realized and unrealized gain (loss)	76,458,081

Net Increase (Decrease) in Net Assets Resulting from Operations	$73,928,900
(1)Amount consists of $92,786, $3,229 and $414,996 for Class I, Class II and Class Y, respectively.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020
Increase (Decrease) in Net Assets	December 31, 2021	December 31, 2020
Operations
Net investment income (loss)	$(2,529,181)	$(616,522)
Net realized gain (loss)	69,578,648	81,835,893
Change in net unrealized appreciation (depreciation)	6,879,433	118,630,088
Net increase (decrease) in net assets resulting from operations	73,928,900	199,849,459

Distributions to Shareholders
From earnings:
Class I	(14,793,552)	(10,198,085)
Class II	(282,053)	(167,591)
Class Y	(66,710,745)	(46,364,992)
Decrease in net assets from distributions	(81,786,350)	(56,730,668)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(10,387,527)	10,955,847

Net increase (decrease) in net assets	(18,244,977)	154,074,638

Net Assets
Beginning of period	672,703,516	518,628,878
End of period	$654,458,539	$672,703,516

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2021

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Capital Appreciation Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund offers Class I, Class II and Class Y.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
16

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$3,687,180	—	—	—	$3,687,180
Gross amount of recognized liabilities for securities lending transactions					$3,687,180
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2021 through July 31, 2021, the investment advisor agreed to waive 0.07% of the fund's management fee. Effective August 1, 2021, the investment advisor agreed to waive 0.08% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.

17

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2021 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	0.90% to 1.00%	0.99%	0.91%
Class II	0.80% to 0.90%	0.89%	0.81%
Class Y	0.55% to 0.65%	0.64%	0.56%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $155,690 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $23,460 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2021 were $279,653,742 and $374,370,121, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	195,000,000		195,000,000
Sold	471,668	$8,836,272	656,017	$9,888,174
Issued in reinvestment of distributions	891,178	14,793,552	996,880	10,198,085
Redeemed	(1,094,548)	(20,783,291)	(1,098,568)	(16,803,198)
	268,298	2,846,533	554,329	3,283,061
Class II/Shares Authorized	25,000,000		25,000,000
Sold	306,608	5,434,526	31,386	485,471
Issued in reinvestment of distributions	17,283	282,053	16,610	167,591
Redeemed	(143,030)	(2,480,089)	(19,719)	(284,819)
	180,861	3,236,490	28,277	368,243
Class Y/Shares Authorized	180,000,000		180,000,000
Sold	473,418	9,202,938	1,409,658	23,526,949
Issued in reinvestment of distributions	3,959,095	66,710,745	4,492,732	46,364,992
Redeemed	(4,940,342)	(92,384,233)	(4,194,963)	(62,587,398)
	(507,829)	(16,470,550)	1,707,427	7,304,543
Net increase (decrease)	(58,670)	$(10,387,527)	2,290,033	$10,955,847
18

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$649,264,824	—	—
Temporary Cash Investments	848,979	$4,249,344	—
Temporary Cash Investments - Securities Lending Collateral	3,687,180	—	—
	$653,800,983	$4,249,344	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $11,769,248.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended December 31, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $522,599 in net realized gain (loss) on forward foreign currency exchange contract transactions and $46,962 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

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8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$5,203,323	$412,078
Long-term capital gains	$76,583,027	$56,318,590

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$432,220,817
Gross tax appreciation of investments	$246,377,843
Gross tax depreciation of investments	(20,548,333)
Net tax appreciation (depreciation) of investments	225,829,510
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(50)
Net tax appreciation (depreciation)	$225,829,460
Undistributed ordinary income	$10,990,040
Accumulated long-term gains	$56,559,263

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2021	$19.27	(0.12)	1.97	1.85	—	(2.41)	(2.41)	$18.71	11.16%	0.91%	0.99%	(0.65)%	(0.73)%	41%	$121,050
2020	$15.96	(0.06)	5.21	5.15	—	(1.84)	(1.84)	$19.27	42.46%	0.90%	1.00%	(0.41)%	(0.51)%	83%	$119,549
2019	$14.17	(0.03)	4.65	4.62	—	(2.83)	(2.83)	$15.96	35.56%	0.88%	1.00%	(0.18)%	(0.30)%	94%	$90,134
2018	$15.03	(0.05)	(0.73)	(0.78)	—	(0.08)	(0.08)	$14.17	(5.20)%	0.93%	1.00%	(0.29)%	(0.36)%	103%	$145,373
2017	$13.98	(0.02)	2.97	2.95	—	(1.90)	(1.90)	$15.03	21.79%	0.99%	1.01%	(0.15)%	(0.17)%	58%	$157,356
Class II
2021	$18.99	(0.14)	1.93	1.79	—	(2.41)	(2.41)	$18.37	11.05%	1.06%	1.14%	(0.80)%	(0.88)%	41%	$5,485
2020	$15.78	(0.08)	5.13	5.05	—	(1.84)	(1.84)	$18.99	42.29%	1.05%	1.15%	(0.56)%	(0.66)%	83%	$2,235
2019	$14.06	(0.05)	4.60	4.55	—	(2.83)	(2.83)	$15.78	35.32%	1.03%	1.15%	(0.33)%	(0.45)%	94%	$1,411
2018	$14.94	(0.07)	(0.73)	(0.80)	—	(0.08)	(0.08)	$14.06	(5.36)%	1.08%	1.15%	(0.44)%	(0.51)%	103%	$1,053
2017	$13.92	(0.04)	2.96	2.92	—	(1.90)	(1.90)	$14.94	21.67%	1.14%	1.16%	(0.30)%	(0.32)%	58%	$1,697

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class Y
2021	$19.50	(0.06)	2.00	1.94	—	(2.41)	(2.41)	$19.03	11.57%	0.56%	0.64%	(0.30)%	(0.38)%	41%	$527,924
2020	$16.09	(0.01)	5.28	5.27	(0.02)	(1.84)	(1.86)	$19.50	43.00%	0.55%	0.65%	(0.06)%	(0.16)%	83%	$550,919
2019	$14.23	0.03	4.67	4.70	(0.01)	(2.83)	(2.84)	$16.09	36.02%	0.53%	0.65%	0.17%	0.05%	94%	$427,083
2018	$15.05	0.01	(0.75)	(0.74)	—	(0.08)	(0.08)	$14.23	(4.92)%	0.58%	0.65%	0.06%	(0.01)%	103%	$318,830
2017(3)	$15.19	0.01	1.03	1.04	—	(1.18)	(1.18)	$15.05	6.78%	0.62%(4)	0.66%(4)	0.25%(4)	0.21%(4)	58%(5)	$366,900

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)September 22, 2017 (commencement of sale) through December 31, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Capital Appreciation Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Capital Appreciation Fund of the American Century Variable Portfolios, Inc. as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 10, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten(1) (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None

(1) Effective December 31, 2021, John R. Whitten retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $2,107,032, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $76,583,027, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2021.

The fund hereby designates $5,203,323 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2021.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91442 2202

Annual Report

December 31, 2021

VP Disciplined Core Value Fund
Class I (AVGIX)
Class II (AVPGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVGIX	23.65%	13.96%	13.69%	10/30/97
Russell 1000 Value Index	—	25.16%	11.16%	12.96%	—
Class II	AVPGX	23.34%	13.68%	13.41%	5/1/02

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2021
Class I — $36,109

Russell 1000 Value Index — $33,846

Total Annual Fund Operating Expenses
Class I	Class II
0.70%	0.95%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Steven Rossi and Yulin Long

Performance Summary

VP Disciplined Core Value returned 23.65%* for the year ended December 31, 2021, compared with the 25.16% return of its benchmark, the Russell 1000 Value Index.

VP Disciplined Core Value’s stock selection process incorporates factors of valuation, quality, growth and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. The fund’s returns were primarily driven by stock selection and allocation decisions in the financials sector. Selections in the industrials and consumer staples sectors also hindered performance. An overweight position in the health care sector and selections in the information technology sector added to relative results.

Financials Detracted Most from Performance

Selection and allocation decisions in the financials sector contributed the most to the fund’s relative performance. Although we maintained a large position in the banking industry, our underweight exposure versus the benchmark was detrimental, as banks generally benefited from rising interest rates and an improving economy. Certain selections, especially an underweight to Wells Fargo & Co., which we later exited, also weighed on returns. An underweight to the insurance industry produced an adverse effect as well, as did an overweight to Mercury General. While the company met revenue expectations, claims spiked late in the year due to extreme weather and wildfires. We eliminated the position.

The industrials sector also detracted from results, with stock selections being the primary hindrance. In the building products industry, an overweight to Owens Corning was detrimental as shares lagged late in the year on a weaker outlook for 2022. We exited this position during the period, leaving the fund with no exposure to the building products industry. In the aerospace and defense industry, an overweight position in Spirit AeroSystems Holdings detracted. The company depends heavily on The Boeing Co., especially on sales of its 737 MAX airliner, and shares experienced volatility stemming from concern about the global recovery and from uncertain demand for the airliner. We exited this position during the period. A position in Boeing that was initiated late in the year also detracted from results, as did overweight positions in certain airline stocks. In the consumer staples sector, stock selection was the primary hindrance. A slight overweight position in The Clorox Co. detracted from returns as the company’s earnings failed to match strong results during the height of the pandemic in 2020. We exited this position during the period. An underweight of The Procter & Gamble Co. was also a drag on performance. The company posted better-than-expected sales and earnings as consumers spent more on personal care products. The company noted that higher prices also benefited results. We exited this position during the period.

Health Care Added to Relative Performance

The health care sector was the primary area of strength during the reporting period, driven by health care providers and services and makers of health care equipment and supplies. Overweight positioning among several health care providers and services companies, such as HCA Healthcare, McKesson and Anthem, enhanced performance versus the benchmark. Certain underweight positions among health care equipment and supplies companies, including Medtronic, were also beneficial. On the other hand, overweight positions in Hill-Rom Holdings and Penumbra also added to returns. We exited our positions in HCA Healthcare, Medtronic, Hill-Rom Holdings and Penumbra during the period.

*All fund returns referenced in this commentary are for Class I shares. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
3

Positioning among pharmaceuticals companies also weighed on relative results. An underweight position in Pfizer, the first U.S. pharmaceuticals company to develop and receive U.S. Food and Drug Administration approval for a highly effective coronavirus vaccine, was detrimental.

A Look Ahead

As we start 2022, global economies continue to recover from the coronavirus pandemic. We believe our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. Our systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide broad U.S. equity market exposure with strong current income and risk management.

As of December 31, 2021, our largest relative exposure is in the information technology sector, where we are finding substantial opportunities in the technology, hardware, storage and peripherals and software industries. We also see compelling opportunities in the consumer discretionary and health care sectors. In consumer discretionary, we are overweight the specialty retail industry. In health care, we are overweight the health care providers and services and biotechnology industries. In contrast, we are notably underweight to financials sector stocks, particularly among insurance companies. We also find limited opportunities in the communication services sector, especially in the diversified telecommunication services and media industries.

4

Fund Characteristics

DECEMBER 31, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	99.0%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Pharmaceuticals	7.5%
Health Care Providers and Services	7.5%
Banks	6.2%
Capital Markets	5.9%
Oil, Gas and Consumable Fuels	5.4%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period(1) 7/1/21 - 12/31/21	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,062.00	$3.64	0.70%
Class II	$1,000	$1,060.70	$4.93	0.95%
Hypothetical
Class I	$1,000	$1,021.68	$3.57	0.70%
Class II	$1,000	$1,020.42	$4.84	0.95%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

DECEMBER 31, 2021

	Shares	Value
COMMON STOCKS — 99.0%
Aerospace and Defense — 1.0%
Boeing Co. (The)(1)	18,572	$3,738,915
General Dynamics Corp.	4,360	908,929
		4,647,844
Air Freight and Logistics — 1.0%
FedEx Corp.	17,604	4,553,099
Auto Components — 0.3%
Magna International, Inc.	17,171	1,389,345
Automobiles — 0.9%
Ford Motor Co.	205,685	4,272,077
Banks — 6.2%
Bank of America Corp.	202,985	9,030,803
Citigroup, Inc.	20,508	1,238,478
First Horizon Corp.	211,661	3,456,424
JPMorgan Chase & Co.	79,410	12,574,574
KeyCorp	77,148	1,784,433
		28,084,712
Biotechnology — 2.2%
AbbVie, Inc.	72,938	9,875,805
Capital Markets — 5.9%
Affiliated Managers Group, Inc.	15,481	2,546,779
Carlyle Group, Inc. (The)	44,946	2,467,535
Cboe Global Markets, Inc.	30,626	3,993,630
Intercontinental Exchange, Inc.	21,859	2,989,655
Janus Henderson Group plc	27,735	1,163,206
Jefferies Financial Group, Inc.	61,977	2,404,708
KKR & Co., Inc.	39,589	2,949,381
Morgan Stanley	52,481	5,151,535
T. Rowe Price Group, Inc.	14,207	2,793,665
		26,460,094
Chemicals — 2.2%
Axalta Coating Systems Ltd.(1)	44,430	1,471,522
Celanese Corp.	19,312	3,245,575
CF Industries Holdings, Inc.	18,391	1,301,715
Olin Corp.	48,520	2,790,870
Tronox Holdings plc, Class A	39,002	937,218
		9,746,900
Commercial Services and Supplies — 1.0%
Waste Management, Inc.	27,195	4,538,846
Communications Equipment — 0.5%
Lumentum Holdings, Inc.(1)	19,729	2,086,736
Construction and Engineering — 2.4%
Dycom Industries, Inc.(1)	9,419	883,125
EMCOR Group, Inc.	31,321	3,989,982
MasTec, Inc.(1)	34,584	3,191,412
Quanta Services, Inc.	23,903	2,740,718
		10,805,237
7

	Shares	Value
Containers and Packaging — 1.4%
Berry Global Group, Inc.(1)	25,081	$1,850,476
International Paper Co.	65,438	3,074,277
WestRock Co.	29,579	1,312,125
		6,236,878
Distributors — 1.0%
LKQ Corp.	78,616	4,719,318
Diversified Consumer Services — 0.3%
H&R Block, Inc.	65,346	1,539,552
Diversified Financial Services — 1.9%
Berkshire Hathaway, Inc., Class B(1)	28,869	8,631,831
Diversified Telecommunication Services — 0.9%
Lumen Technologies, Inc.	326,705	4,100,148
Electric Utilities — 0.4%
Evergy, Inc.	28,250	1,938,233
Electrical Equipment — 0.7%
Acuity Brands, Inc.	9,268	1,962,221
Atkore, Inc.(1)	12,665	1,408,221
		3,370,442
Equity Real Estate Investment Trusts (REITs) — 3.0%
Iron Mountain, Inc.	55,741	2,916,926
ProLogis, Inc.	35,277	5,939,236
SBA Communications Corp.	7,939	3,088,430
Weyerhaeuser Co.	39,202	1,614,338
		13,558,930
Food and Staples Retailing — 3.5%
Albertsons Cos., Inc., Class A	24,402	736,696
Costco Wholesale Corp.	3,598	2,042,585
Kroger Co. (The)	77,404	3,503,305
Sprouts Farmers Market, Inc.(1)	74,340	2,206,411
Walgreens Boots Alliance, Inc.	69,524	3,626,372
Walmart, Inc.	23,995	3,471,837
		15,587,206
Food Products — 1.4%
Archer-Daniels-Midland Co.	41,287	2,790,588
Tyson Foods, Inc., Class A	38,369	3,344,242
		6,134,830
Health Care Equipment and Supplies — 1.9%
Abbott Laboratories	39,354	5,538,682
Becton Dickinson and Co.	4,314	1,084,885
Hologic, Inc.(1)	27,822	2,130,052
		8,753,619
Health Care Providers and Services — 7.5%
AMN Healthcare Services, Inc.(1)	12,648	1,547,230
Anthem, Inc.	10,457	4,847,238
Centene Corp.(1)	16,044	1,322,025
CVS Health Corp.	15,348	1,583,300
Humana, Inc.	2,401	1,113,728
McKesson Corp.	38,495	9,568,702
Molina Healthcare, Inc.(1)	9,051	2,878,942
Quest Diagnostics, Inc.	25,494	4,410,717
UnitedHealth Group, Inc.	13,082	6,568,995
		33,840,877
8

	Shares	Value
Hotels, Restaurants and Leisure — 0.3%
International Game Technology plc	42,679	$1,233,850
Household Durables — 0.7%
Mohawk Industries, Inc.(1)	12,601	2,295,650
Tri Pointe Homes, Inc.(1)	32,911	917,888
		3,213,538
Independent Power and Renewable Electricity Producers — 0.3%
Vistra Corp.	51,344	1,169,103
Industrial Conglomerates — 1.7%
3M Co.	32,709	5,810,100
Honeywell International, Inc.	7,836	1,633,884
		7,443,984
Insurance — 1.5%
Allstate Corp. (The)	11,497	1,352,622
Fidelity National Financial, Inc.	48,354	2,523,112
Marsh & McLennan Cos., Inc.	6,528	1,134,697
Progressive Corp. (The)	15,080	1,547,962
		6,558,393
Interactive Media and Services — 2.0%
Alphabet, Inc., Class A(1)	1,039	3,010,025
Alphabet, Inc., Class C(1)	1,537	4,447,448
Ziff Davis, Inc.(1)	14,611	1,619,775
		9,077,248
IT Services — 4.5%
Accenture plc, Class A	12,904	5,349,353
Akamai Technologies, Inc.(1)	31,902	3,733,810
Cognizant Technology Solutions Corp., Class A	75,751	6,720,629
GoDaddy, Inc., Class A(1)	20,867	1,770,774
International Business Machines Corp.	20,516	2,742,168
		20,316,734
Leisure Products — 0.4%
Polaris, Inc.	17,270	1,898,146
Life Sciences Tools and Services — 1.9%
Charles River Laboratories International, Inc.(1)	5,699	2,147,269
Mettler-Toledo International, Inc.(1)	1,149	1,950,094
PerkinElmer, Inc.	22,932	4,610,708
		8,708,071
Machinery — 2.7%
AGCO Corp.	44,678	5,183,542
Cummins, Inc.	7,412	1,616,854
Donaldson Co., Inc.	57,717	3,420,309
Snap-on, Inc.	9,880	2,127,954
		12,348,659
Media — 1.0%
Comcast Corp., Class A	91,308	4,595,532
Metals and Mining — 0.9%
Nucor Corp.	27,147	3,098,830
Steel Dynamics, Inc.	16,335	1,013,914
		4,112,744
Multi-Utilities — 1.6%
Brookfield Infrastructure Partners LP	115,801	7,041,859
Multiline Retail — 1.4%
Dillard's, Inc., Class A	5,251	1,286,600
9

	Shares	Value
Kohl's Corp.	38,573	$1,905,121
Target Corp.	12,919	2,989,973
		6,181,694
Oil, Gas and Consumable Fuels — 5.4%
Antero Midstream Corp.	117,558	1,137,961
APA Corp.	73,856	1,985,988
Chevron Corp.	38,099	4,470,918
Devon Energy Corp.	41,521	1,829,000
Diamondback Energy, Inc.	23,219	2,504,169
Enviva Partners LP	20,022	1,409,949
Equinor ASA, ADR	32,863	865,283
Exxon Mobil Corp.	29,286	1,792,010
MPLX LP	59,079	1,748,148
Phillips 66	12,477	904,083
Royal Dutch Shell plc, Class A ADR	30,990	1,344,966
Targa Resources Corp.	41,123	2,148,266
Williams Cos., Inc. (The)	84,714	2,205,953
		24,346,694
Paper and Forest Products — 0.5%
Louisiana-Pacific Corp.	26,163	2,049,871
Pharmaceuticals — 7.5%
Jazz Pharmaceuticals plc(1)	15,864	2,021,074
Johnson & Johnson	65,346	11,178,740
Merck & Co., Inc.	61,490	4,712,593
Pfizer, Inc.	161,886	9,559,368
Roche Holding AG	7,440	3,086,567
Zoetis, Inc.	13,927	3,398,606
		33,956,948
Professional Services — 1.0%
CACI International, Inc., Class A(1)	5,073	1,365,702
Leidos Holdings, Inc.	32,862	2,921,432
		4,287,134
Real Estate Management and Development — 0.2%
CBRE Group, Inc., Class A(1)	8,381	909,422
Road and Rail — 2.4%
ArcBest Corp.	8,423	1,009,497
Knight-Swift Transportation Holdings, Inc.	25,147	1,532,458
Landstar System, Inc.	15,511	2,776,779
Ryder System, Inc.	27,441	2,261,962
Union Pacific Corp.	12,236	3,082,615
		10,663,311
Semiconductors and Semiconductor Equipment — 4.5%
Broadcom, Inc.	6,740	4,484,863
Cirrus Logic, Inc.(1)	20,708	1,905,550
Kulicke & Soffa Industries, Inc.	13,721	830,669
NXP Semiconductors NV	14,038	3,197,576
Onto Innovation, Inc.(1)	27,572	2,791,114
Qorvo, Inc.(1)	14,764	2,308,942
Synaptics, Inc.(1)	6,311	1,827,098
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	24,411	2,936,887
		20,282,699
Software — 1.4%
Microsoft Corp.	6,795	2,285,294
10

	Shares	Value
Oracle Corp. (New York)	33,741	$2,942,553
Teradata Corp.(1)	28,328	1,203,090
		6,430,937
Specialty Retail — 3.1%
Academy Sports & Outdoors, Inc.(1)	31,671	1,390,357
AutoNation, Inc.(1)	26,662	3,115,455
Bath & Body Works, Inc.	27,570	1,924,110
Dick's Sporting Goods, Inc.	16,422	1,888,366
Penske Automotive Group, Inc.	16,852	1,806,871
Signet Jewelers Ltd.	13,934	1,212,676
Urban Outfitters, Inc.(1)	34,580	1,015,269
Williams-Sonoma, Inc.	10,768	1,821,192
		14,174,296
Technology Hardware, Storage and Peripherals — 3.5%
Apple, Inc.	22,302	3,960,166
Dell Technologies, Inc., Class C(1)	85,106	4,780,404
Hewlett Packard Enterprise Co.	89,072	1,404,665
HP, Inc.	81,250	3,060,688
Seagate Technology Holdings plc	21,891	2,473,245
		15,679,168
Textiles, Apparel and Luxury Goods — 0.8%
Hanesbrands, Inc.	105,723	1,767,689
Levi Strauss & Co., Class A	65,077	1,628,877
		3,396,566
Thrifts and Mortgage Finance — 0.3%
Radian Group, Inc.	69,034	1,458,688
TOTAL COMMON STOCKS (Cost $395,444,975)		446,407,848
TEMPORARY CASH INVESTMENTS — 1.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00% - 2.375%, 4/30/24 - 5/15/51, valued at $913,636), in a joint trading account at 0.01%, dated 12/31/21, due 1/3/22 (Delivery value $895,523)		895,522
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 8/15/44, valued at $3,045,795), at 0.01%, dated 12/31/21, due 1/3/22 (Delivery value $2,986,002)		2,986,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	760,287	760,287
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,641,809)		4,641,809
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $400,086,784)		451,049,657
OTHER ASSETS AND LIABILITIES†		(517)
TOTAL NET ASSETS — 100.0%		$451,049,140

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

DECEMBER 31, 2021
Assets
Investment securities, at value (cost of $400,086,784)	$451,049,657
Cash	79,927
Receivable for capital shares sold	46,284
Dividends and interest receivable	215,604
451,391,472

Liabilities
Payable for capital shares redeemed	71,133
Accrued management fees	262,767
Distribution fees payable	8,432
342,332

Net Assets	$451,049,140

Net Assets Consist of:
Capital (par value and paid-in surplus)	$303,554,777
Distributable earnings	147,494,363
$451,049,140

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$410,286,798	38,283,300	$10.72
Class II, $0.01 Par Value	$40,762,342	3,802,541	$10.72

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED DECEMBER 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $12,659)	$7,830,873
Interest	921
7,831,794

Expenses:
Management fees	3,069,988
Distribution fees - Class II	92,551
Directors' fees and expenses	10,735
Other expenses	1,560
3,174,834

Net investment income (loss)	4,656,960

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	97,709,050
Futures contract transactions	624,061
Foreign currency translation transactions	(7,214)
98,325,897

Change in net unrealized appreciation (depreciation) on:
Investments	(11,761,396)
Futures contracts	(59,239)
(11,820,635)

Net realized and unrealized gain (loss)	86,505,262

Net Increase (Decrease) in Net Assets Resulting from Operations	$91,162,222

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020
Increase (Decrease) in Net Assets	December 31, 2021	December 31, 2020
Operations
Net investment income (loss)	$4,656,960	$7,061,949
Net realized gain (loss)	98,325,897	63,633,820
Change in net unrealized appreciation (depreciation)	(11,820,635)	(31,433,570)
Net increase (decrease) in net assets resulting from operations	91,162,222	39,262,199

Distributions to Shareholders
From earnings:
Class I	(63,373,538)	(22,814,371)
Class II	(5,351,050)	(1,701,714)
Decrease in net assets from distributions	(68,724,588)	(24,516,085)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	36,571,754	(6,112,240)

Net increase (decrease) in net assets	59,009,388	8,633,874

Net Assets
Beginning of period	392,039,752	383,405,878
End of period	$451,049,140	$392,039,752

See Notes to Financial Statements.
14

Notes to Financial Statements

DECEMBER 31, 2021

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Disciplined Core Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.
16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The management fee schedule ranges from 0.65% to 0.70% for each class. The effective annual management fee for each class for the period ended December 31, 2021 was 0.70%.
Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $6,898,860 and $2,770,905, respectively. The effect of interfund transactions on the Statement of Operations was $1,133,375 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2021 were $1,063,391,802 and $1,087,879,280, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	300,000,000		300,000,000
Sold	3,634,562	$37,826,575	3,616,992	$32,755,485
Issued in reinvestment of distributions	6,487,592	63,373,538	3,043,495	22,814,371
Redeemed	(7,057,131)	(73,434,628)	(6,535,034)	(59,404,857)
	3,065,023	27,765,485	125,453	(3,835,001)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	1,038,975	10,836,300	739,646	6,874,542
Issued in reinvestment of distributions	547,975	5,351,050	227,833	1,701,714
Redeemed	(704,601)	(7,381,081)	(1,201,206)	(10,853,495)
	882,349	8,806,269	(233,727)	(2,277,239)
Net increase (decrease)	3,947,372	$36,571,754	(108,274)	$(6,112,240)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$441,931,936	$4,475,912	—
Temporary Cash Investments	760,287	3,881,522	—
	$442,692,223	$8,357,434	—

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7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $3,734,399 futures contracts purchased.
At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended December 31, 2021, the effect of equity price risk derivative instruments on the Statement of Operations was $624,061 in net realized gain (loss) on futures contract transactions and $(59,239) in change in net unrealized appreciation (depreciation) on futures contracts.
8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
9. Federal Tax Information
The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$4,602,670	$6,969,649
Long-term capital gains	$64,121,918	$17,546,436

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$400,735,037
Gross tax appreciation of investments	$57,593,554
Gross tax depreciation of investments	(7,278,934)
Net tax appreciation (depreciation) of investments	$50,314,620
Undistributed ordinary income	$54,918,409
Accumulated long-term gains	$42,261,334

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2021	$10.28	0.11	2.13	2.24	(0.11)	(1.69)	(1.80)	$10.72	23.65%	0.70%	1.09%	248%	$410,287
2020	$10.02	0.19	0.73	0.92	(0.18)	(0.48)	(0.66)	$10.28	11.81%	0.70%	2.03%	163%	$362,015
2019	$9.02	0.20	1.85	2.05	(0.20)	(0.85)	(1.05)	$10.02	23.95%	0.70%	2.07%	83%	$351,774
2018	$10.71	0.22	(0.90)	(0.68)	(0.20)	(0.81)	(1.01)	$9.02	(6.87)%	0.70%	2.11%	70%	$315,041
2017	$9.32	0.24	1.62	1.86	(0.24)	(0.23)	(0.47)	$10.71	20.49%	0.71%	2.47%	76%	$378,295
Class II
2021	$10.28	0.09	2.13	2.22	(0.09)	(1.69)	(1.78)	$10.72	23.34%	0.95%	0.84%	248%	$40,762
2020	$10.03	0.16	0.73	0.89	(0.16)	(0.48)	(0.64)	$10.28	11.45%	0.95%	1.78%	163%	$30,024
2019	$9.02	0.17	1.87	2.04	(0.18)	(0.85)	(1.03)	$10.03	23.75%	0.95%	1.82%	83%	$31,632
2018	$10.72	0.19	(0.91)	(0.72)	(0.17)	(0.81)	(0.98)	$9.02	(7.19)%	0.95%	1.86%	70%	$26,938
2017	$9.32	0.22	1.62	1.84	(0.21)	(0.23)	(0.44)	$10.72	20.30%	0.96%	2.22%	76%	$26,833

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Disciplined Core Value Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Disciplined Core Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 10, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten(1) (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None

(1) Effective December 31, 2021, John R. Whitten retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

24

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $4,602,670, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $64,121,918, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2021.

The fund hereby designates $66,173 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2021.
25

Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91438 2202

Annual Report

December 31, 2021

VP Growth Fund
Class I (AWRIX)
Class II (AWREX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AWRIX	27.40%	24.50%	18.22%	5/2/11
Russell 1000 Growth Index	—	27.60%	25.30%	19.77%	—
Class II	AWREX	27.14%	24.30%	18.04%	5/2/11
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2021
Class I — $53,391

Russell 1000 Growth Index — $60,825

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.92%	1.07%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Joe Reiland, Justin Brown and Scott Marolf

Gregory Woodhams left the portfolio management team September 1, 2021. He retired effective December 31, 2021. Joe Reiland was named portfolio manager.

Performance Summary

VP Growth returned 27.14%* for the 12 months ended December 31, 2021, lagging the 27.60% return of the fund’s benchmark, the Russell 1000 Growth Index.

U.S. stocks posted strong returns during the reporting period, supported by federal government stimulus and low interest rates. The rollout of COVID-19 vaccines allowed the economy to reopen, and despite concerns about the coronavirus variants, inflationary pressures and supply chain constraints, several market indices ended the 12-month period near record highs. Within the Russell 1000 Growth Index, all sectors posted double-digit gains, led by energy, which surged on demand and limited supply as the economy began to reopen. Utilities was the weakest sector.

An underweight allocation to information technology and stock selection in the sector detracted from performance. Stock selection in the communication services and industrials sectors benefited performance relative to the benchmark.

Information Technology Hampered Performance

Stock selection in the IT services industry helped drive underperformance in information technology. Visa provided guidance below expectations due to lower travel-related cross-border spending. In addition, sentiment for the credit card networks weakened due to the rise of alternatives, such as buy now, pay later and cryptocurrency, along with potential competitive headwinds from Amazon. PayPal Holdings detracted. This digital finance company provided guidance significantly below expectations because of weaker-than-anticipated declines in payment volumes from eBay and because e-commerce growth has returned to more normal levels after a pandemic-fueled surge. In addition, reports of a potential Pinterest acquisition were viewed unfavorably by investors.

Zendesk, a cloud-based customer support software company, missed revenue and earnings forecasts due to lower revenue from one of its consumption-based products and a greater mix shift to enterprise deals, which have larger, longer-term contracts over time but recognize less revenue up front. We view this as a positive long-term sign for the business despite the impact to revenue in the near term. Splunk offers cloud-based data analysis software that helps companies understand how efficiently their internal operations are running. Investors appeared concerned about increasing competition, and Splunk experienced some leadership changes.

Stock choices among insurers weighed on relative performance in the financials sector. SelectQuote offers consumers a platform to compare insurance policies. The company and the insurance industry, in general, have struggled with plan persistency, the percentage of policyholders that continue paying premiums. As a result, SelectQuote offered disappointing guidance for next year.

The Walt Disney Co. was a key detractor. The entertainment company’s stock lagged primarily because new subscribers to its Disney Plus streaming service missed expectations. This was mostly due to a pull forward of new subscribers in 2020 because of the pandemic and the lack of new market launches. We continue to like Disney’s media shift to streaming.

*All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

Communication Services Stocks Were Top Contributors

Interactive media and services stocks led outperformance in the communication services sector. Alphabet was a major industry contributor. Digital advertising remains strong for Google’s parent company, driven by sustained e-commerce and reopening activity. YouTube, in particular, was strong as new advertising products across both brand and direct response were favorably received.

Other top contributors included NVIDIA, a gaming and artificial intelligence chipmaker. NVIDIA reported better-than-expected earnings and offered positive forward guidance based on strength in data center and gaming CPUs. ASML Holding, a Netherlands-based semiconductor equipment manufacturer, outperformed due to strong demand for its extreme ultraviolet lithography technology that allows semiconductor manufacturers to make smaller and more efficient chips. Demand for semiconductors has been strong and manufacturers need new equipment to increase production.

Microsoft reported strong revenue and earnings growth, and the stock also received a tailwind from large-capitalization software returning to favor. Not owning benchmark component Zoom Video Communications helped performance. After Zoom benefited from the pandemic in 2020, investors reallocated capital in 2021 to stocks that would likely benefit from the reopening of the economy. Zoom was a victim of the market’s swing, and our lack of exposure was helpful.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection, as well as capitalization range allocations, are primarily due to identifying what we believe to be superior individual securities.

We maintained a relatively balanced approach to sector exposures, ending the period with modest overweights in health care, industrials and consumer staples.

5

Fund Characteristics

DECEMBER 31, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	92.7%
Exchange-Traded Funds	7.1%
Temporary Cash Investments	0.3%
Temporary Cash Investments - Securities Lending Collateral	0.6%
Other Assets and Liabilities	(0.7)%

Top Five Industries*	% of net assets
Software	15.4%
Interactive Media and Services	9.2%
Semiconductors and Semiconductor Equipment	8.6%
Technology Hardware, Storage and Peripherals	8.1%
IT Services	7.2%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period(1) 7/1/21 - 12/31/21	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,115.00	$4.26	0.80%
Class II	$1,000	$1,113.90	$5.06	0.95%
Hypothetical
Class I	$1,000	$1,021.17	$4.08	0.80%
Class II	$1,000	$1,020.42	$4.84	0.95%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
7

Schedule of Investments

DECEMBER 31, 2021

	Shares	Value
COMMON STOCKS — 92.7%
Air Freight and Logistics — 1.8%
United Parcel Service, Inc., Class B	596	$127,746
Auto Components — 1.8%
Aptiv plc(1)	773	127,506
Automobiles — 3.6%
Rivian Automotive, Inc., Class A(1)	225	23,330
Tesla, Inc.(1)	229	242,003
		265,333
Beverages — 1.9%
PepsiCo, Inc.	777	134,973
Biotechnology — 1.4%
Amgen, Inc.	195	43,869
CRISPR Therapeutics AG(1)(2)	144	10,913
Natera, Inc.(1)	167	15,596
Vertex Pharmaceuticals, Inc.(1)	157	34,477
		104,855
Building Products — 1.0%
Masco Corp.	547	38,410
Trex Co., Inc.(1)	279	37,674
		76,084
Capital Markets — 1.6%
S&P Global, Inc.	243	114,679
Chemicals — 0.8%
Air Products and Chemicals, Inc.	187	56,897
Electrical Equipment — 2.3%
Ballard Power Systems, Inc.(1)(2)	876	11,003
Generac Holdings, Inc.(1)	151	53,140
Rockwell Automation, Inc.	291	101,515
		165,658
Electronic Equipment, Instruments and Components — 2.2%
CDW Corp.	216	44,232
Cognex Corp.	643	50,000
Keysight Technologies, Inc.(1)	331	68,355
		162,587
Entertainment — 2.0%
Liberty Media Corp.-Liberty Formula One, Class C(1)	489	30,924
Take-Two Interactive Software, Inc.(1)	181	32,167
Walt Disney Co. (The)(1)	529	81,937
		145,028
Equity Real Estate Investment Trusts (REITs) — 1.1%
SBA Communications Corp.	211	82,083
Food Products — 0.9%
Mondelez International, Inc., Class A	881	58,419
Vital Farms, Inc.(1)	390	7,043
		65,462
Health Care Equipment and Supplies — 2.7%
DexCom, Inc.(1)	101	54,232
8

	Shares	Value
Edwards Lifesciences Corp.(1)	293	$37,958
IDEXX Laboratories, Inc.(1)	49	32,264
Intuitive Surgical, Inc.(1)	192	68,986
		193,440
Health Care Providers and Services — 1.8%
Guardant Health, Inc.(1)	104	10,402
UnitedHealth Group, Inc.	241	121,016
		131,418
Hotels, Restaurants and Leisure — 1.4%
Chipotle Mexican Grill, Inc.(1)	26	45,454
Dutch Bros, Inc., Class A(1)	160	8,146
Expedia Group, Inc.(1)	256	46,264
		99,864
Household Products — 0.7%
Procter & Gamble Co. (The)	327	53,491
Insurance — 0.1%
SelectQuote, Inc.(1)	964	8,734
Interactive Media and Services — 9.2%
Alphabet, Inc., Class A(1)	164	475,115
Meta Platforms, Inc., Class A(1)	457	153,712
Snap, Inc., Class A(1)	443	20,834
Twitter, Inc.(1)	499	21,567
		671,228
Internet and Direct Marketing Retail — 6.1%
Amazon.com, Inc.(1)	125	416,793
Chewy, Inc., Class A(1)(2)	495	29,190
		445,983
IT Services — 7.2%
Okta, Inc.(1)	136	30,487
PayPal Holdings, Inc.(1)	843	158,973
Shopify, Inc., Class A(1)	14	19,283
Twilio, Inc., Class A(1)	76	20,014
Visa, Inc., Class A	1,374	297,760
		526,517
Life Sciences Tools and Services — 1.4%
10X Genomics, Inc., Class A(1)	109	16,237
Agilent Technologies, Inc.	425	67,851
Repligen Corp.(1)	71	18,803
		102,891
Personal Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	129	47,756
Pharmaceuticals — 1.7%
Novo Nordisk A/S, B Shares	310	34,821
Zoetis, Inc.	367	89,559
		124,380
Road and Rail — 1.1%
Lyft, Inc., Class A(1)	633	27,048
Union Pacific Corp.	198	49,882
		76,930
Semiconductors and Semiconductor Equipment — 8.6%
Advanced Micro Devices, Inc.(1)	951	136,849
Analog Devices, Inc.	456	80,151
9

	Shares	Value
ASML Holding NV	143	$114,546
NVIDIA Corp.	1,011	297,345
		628,891
Software — 15.4%
Datadog, Inc., Class A(1)	277	49,337
DocuSign, Inc.(1)	154	23,456
Microsoft Corp.	2,481	834,410
PagerDuty, Inc.(1)	723	25,124
Paycor HCM, Inc.(1)(2)	196	5,647
salesforce.com, Inc.(1)	179	45,489
Splunk, Inc.(1)	267	30,897
Workday, Inc., Class A(1)	190	51,904
Zendesk, Inc.(1)	539	56,212
		1,122,476
Specialty Retail — 2.4%
Home Depot, Inc. (The)	427	177,209
Technology Hardware, Storage and Peripherals — 8.1%
Apple, Inc.	3,329	591,130
Textiles, Apparel and Luxury Goods — 1.7%
NIKE, Inc., Class B	755	125,836
TOTAL COMMON STOCKS (Cost $2,949,458)		6,757,065
EXCHANGE-TRADED FUNDS — 7.1%
Invesco QQQ Trust Series 1	654	260,194
iShares Russell 1000 Growth ETF	849	259,446
TOTAL EXCHANGE-TRADED FUNDS (Cost $477,161)		519,640
TEMPORARY CASH INVESTMENTS — 0.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00% - 2.375%, 4/30/24 - 5/15/51, valued at $9,864), in a joint trading account at 0.01%, dated 12/31/21, due 1/3/22 (Delivery value $9,669)		9,669
State Street Institutional U.S. Government Money Market Fund, Premier Class	8,367	8,367
TOTAL TEMPORARY CASH INVESTMENTS (Cost $18,036)		18,036
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $46,766)	46,766	46,766
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $3,491,421)		7,341,507
OTHER ASSETS AND LIABILITIES — (0.7)%		(51,848)
TOTAL NET ASSETS — 100.0%		$7,289,659

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,896	USD	2,141	Credit Suisse AG	3/31/22	$22
USD	93,015	EUR	82,143	Credit Suisse AG	3/31/22	(676)
USD	3,282	EUR	2,893	Credit Suisse AG	3/31/22	(17)
USD	3,199	EUR	2,820	UBS AG	3/31/22	(18)
						$(689)

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $56,752. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $58,127, which includes securities collateral of $11,361.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

DECEMBER 31, 2021
Assets
Investment securities, at value (cost of $3,444,655) — including $56,752 of securities on loan	$7,294,741
Investment made with cash collateral received for securities on loan, at value (cost of $46,766)	46,766
Total investment securities, at value (cost of $3,491,421)	7,341,507
Unrealized appreciation on forward foreign currency exchange contracts	22
Dividends receivable	1,424
Securities lending receivable	57
7,343,010

Liabilities
Payable for collateral received for securities on loan	46,766
Payable for capital shares redeemed	238
Unrealized depreciation on forward foreign currency exchange contracts	711
Accrued management fees	4,437
Distribution fees payable	1,199
53,351

Net Assets	$7,289,659

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,926,649
Distributable earnings	4,363,010
$7,289,659

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$1,608,349	73,756	$21.81
Class II, $0.01 Par Value	$5,681,310	261,623	$21.72

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED DECEMBER 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $284)	$35,135
Securities lending, net	263
35,398

Expenses:
Management fees	51,990
Distribution fees - Class II	13,694
Directors' fees and expenses	145
Other expenses	27
65,856
Fees waived(1)	(9,494)
56,362

Net investment income (loss)	(20,964)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	543,696
Forward foreign currency exchange contract transactions	7,980
Foreign currency translation transactions	(81)
551,595

Change in net unrealized appreciation (depreciation) on:
Investments	917,236
Forward foreign currency exchange contracts	(905)
916,331

Net realized and unrealized gain (loss)	1,467,926

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,446,962
(1)Amount consists of $595 and $8,899 for Class I and Class II, respectively.

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020
Increase (Decrease) in Net Assets	December 31, 2021	December 31, 2020
Operations
Net investment income (loss)	$(20,964)	$(5,594)
Net realized gain (loss)	551,595	953,019
Change in net unrealized appreciation (depreciation)	916,331	600,984
Net increase (decrease) in net assets resulting from operations	1,446,962	1,548,409

Distributions to Shareholders
From earnings:
Class I	(2,122)	(597)
Class II	(934,935)	(377,935)
Decrease in net assets from distributions	(937,057)	(378,532)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,524,253	(1,502,276)

Net increase (decrease) in net assets	2,034,158	(332,399)

Net Assets
Beginning of period	5,255,501	5,587,900
End of period	$7,289,659	$5,255,501

See Notes to Financial Statements.
14

Notes to Financial Statements

DECEMBER 31, 2021

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
16

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$46,766	—	—	—	$46,766
Gross amount of recognized liabilities for securities lending transactions					$46,766
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From January 1, 2021 through July 31, 2021, the investment advisor agreed to waive 0.21% of the fund's management fee. Effective August 1, 2021, the investment advisor agreed to waive 0.10% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee before and after waiver for each class for the period ended December 31, 2021 are as follows:

		Effective Annual Management Fee
	Annual Management Fee*	Before Waiver	After Waiver
Class I	0.90%	0.96%	0.80%
Class II	0.80%	0.86%	0.70%
*Prior to August 1, 2021, the annual management fee was 1.00% for Class I and 0.90% for Class II.

17

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $1,299 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2021 were $3,007,340 and $2,437,449, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	74,297	$1,510,062	41	$800
Issued in reinvestment of distributions	124	2,122	47	597
Redeemed	(1,224)	(26,345)	—	—
	73,197	1,485,839	88	1,397
Class II/Shares Authorized	50,000,000		50,000,000
Sold	14,810	294,899	19,373	346,969
Issued in reinvestment of distributions	54,707	934,935	29,735	377,935
Redeemed	(59,160)	(1,191,420)	(125,695)	(2,228,577)
	10,357	38,414	(76,587)	(1,503,673)
Net increase (decrease)	83,554	$1,524,253	(76,499)	$(1,502,276)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$6,607,698	$149,367	—
Exchange-Traded Funds	519,640	—	—
Temporary Cash Investments	8,367	9,669	—
Temporary Cash Investments - Securities Lending Collateral	46,766	—	—
	$7,182,471	$159,036	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$22	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$711	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $119,072.

The value of foreign currency risk derivative instruments as of December 31, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $22 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $711 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $7,980 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(905) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

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9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$37,465	$36,258
Long-term capital gains	$899,592	$342,274

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,510,240
Gross tax appreciation of investments	$3,894,489
Gross tax depreciation of investments	(63,222)
Net tax appreciation (depreciation) of investments	$3,831,267
Undistributed ordinary income	$48,637
Accumulated long-term gains	$483,106

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2021	$20.91	(0.05)	4.75	4.70	—	(3.80)	(3.80)	$21.81	27.40%	0.80%	0.96%	(0.21)%	(0.37)%	41%	$1,608
2020	$17.05	0.01	5.11	5.12	(0.07)	(1.19)	(1.26)	$20.91	34.87%	0.81%	1.01%	0.04%	(0.16)%	48%	$12
2019	$14.34	0.07	4.66	4.73	(0.06)	(1.96)	(2.02)	$17.05	35.48%	0.81%	1.00%	0.43%	0.24%	52%	$8
2018	$14.87	0.05	(0.24)	(0.19)	(0.04)	(0.30)	(0.34)	$14.34	(1.36)%	0.82%	1.00%	0.28%	0.10%	63%	$6
2017	$13.27	0.05	3.84	3.89	(0.12)	(2.17)	(2.29)	$14.87	30.38%	0.84%	1.01%	0.35%	0.18%	60%	$150
Class II
2021	$20.87	(0.07)	4.72	4.65	—	(3.80)	(3.80)	$21.72	27.14%	0.95%	1.11%	(0.36)%	(0.52)%	41%	$5,681
2020	$17.02	(0.02)	5.12	5.10	(0.06)	(1.19)	(1.25)	$20.87	34.67%	0.96%	1.16%	(0.11)%	(0.31)%	48%	$5,244
2019	$14.31	0.04	4.67	4.71	(0.04)	(1.96)	(2.00)	$17.02	35.33%	0.96%	1.15%	0.28%	0.09%	52%	$5,580
2018	$14.85	0.02	(0.24)	(0.22)	(0.02)	(0.30)	(0.32)	$14.31	(1.59)%	0.97%	1.15%	0.13%	(0.05)%	63%	$4,688
2017	$13.25	0.03	3.84	3.87	(0.10)	(2.17)	(2.27)	$14.85	30.22%	0.99%	1.16%	0.20%	0.03%	60%	$5,363

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Growth Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Growth Fund of the American Century Variable Portfolios, Inc. as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 10, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten(1) (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None

(1) Effective December 31, 2021, John R. Whitten retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $37,465, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $899,592, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2021.

The fund hereby designates $37,465 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2021.
27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91447 2202

Annual Report

December 31, 2021

VP International Fund
Class I (AVIIX)
Class II (ANVPX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVIIX	8.75%	14.35%	10.06%	5/1/94
MSCI EAFE Index	—	11.26%	9.54%	8.02%	—
MSCI EAFE Growth Index	—	11.25%	13.58%	10.07%	—
Class II	ANVPX	8.60%	14.16%	9.89%	8/15/01
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2021
Class I — $26,095

MSCI EAFE Index —$21,650

MSCI EAFE Growth Index — $26,117

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.07%	1.22%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Raj Gandhi and Jim Zhao
Performance Summary

VP International gained 8.75%* for the fiscal year ended December 31, 2021. The fund underperformed its benchmark, the MSCI EAFE Index, which returned 11.26% for the same period.

As the rollout of COVID-19 vaccines ramped up in early 2021, raised hopes for a return to normalized economic activity spurred strong gains among non-U.S. equities. The year was marked by extreme volatility and rotation in and out of growth versus value. Initially, markets favored stocks exposed to economic expansion. Names that had previously lagged, such as banks, oil producers and automobile manufacturers, rallied. However, as the recovery cycle matured, markets returned to rewarding individual companies demonstrating strong fundamentals and earnings improvement. Increased economic activity led to a strong corporate earnings recovery. In the second half of the period, global supply chain issues and disruptions due to the emergence of new coronavirus variants combined with rising energy costs and inflation concerns to create greater market volatility. Concerns over rising interest rates amid aggressive policy shifts by central banks in response to higher inflation prompted a market rotation out of higher-multiple stocks in the fourth quarter. Corporate earnings remained strong, although the rate of improvement slowed late in the period, and demand strength supported upbeat expectations for continued earnings recovery. Stocks ended the period on a high note, as investors revised their worst-case fears around the impact of the omicron variant on global economic growth.

Stock selection in consumer discretionary and financials, including the resulting underweight in banks, detracted from relative returns, as did selection in energy. On the upside, holdings in health care, communication services and materials aided relative performance, with notable individual contribution by several information technology and industrials stocks. From a geographic perspective, stock selection in the U.K. and positioning in China and Brazil detracted, whereas positioning in Japan aided returns.

Consumer Names Constrain Returns

Among consumer discretionary holdings, retailers Magazine Luiza and ASOS detracted from performance. Magazine Luiza’s stock declined amid intensifying competition in Brazil’s e-commerce market. In addition, weakness in the broader Brazilian market appeared to be slowing consumption trends, and we exited the position. ASOS’ stock fell when management lowered sales guidance for 2021. We sold the stock as ASOS appeared to be struggling to turn around its U.S. operations, and U.S. commercial momentum had been a key pillar of the growth story. Automotive supplier Valeo also weighed on returns as concerns over the impact of semiconductor shortages on automobile production pressured the stock. We sold Valeo as we believed the stock price fully reflected the company’s earnings power, and we had concerns about its joint venture with Siemens.

Within financials, stock selection weighed on returns, most notably in banks and insurance. Among banks, our bottom-up selection process led to an underweight relative to the benchmark, which detracted as bank stocks benefited from expectations for rising interest rates. Stock of insurer AIA Group underperformed due to concerns over the impact of COVID-19 disruptions on revenue growth.

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

In energy, Neste’s stock declined due to challenges related to near-term maintenance costs and higher input prices due to a shortage of feedstocks for renewable diesel. In addition, our focus on sustainable earnings growth kept us away from most traditional oil and gas energy stocks, which outperformed amid sharply higher energy prices, further pressuring the fund’s relative returns.

Among individual contributors, Zur Rose Group weakened on the announcement that gematik, the agency responsible for digitalizing Germany’s health care system, delayed the January 1, 2022, deadline for converting to mandatory use of e-prescriptions. We exited the position on concerns about short-term risk to earnings estimates.

Health care holdings overall, however, contributed to relative performance. Pharmaceuticals company Novo Nordisk reported revenue and earnings that exceeded expectations driven by strong demand for its oral diabetes and weight loss drugs.

Notable individual contributors included construction equipment leasing company Ashtead Group, information technology services provider Capgemini, human resources technology solutions provider Recruit Holdings and semiconductor equipment manufacturer ASML Holding. The common theme among these top contributors was strong earnings growth.

Portfolio Positioning

We remain committed to our disciplined, bottom-up process of identifying companies exhibiting accelerating, sustainable growth. We believe we will see a return to a more normalized earnings environment in 2022. As the rate of growth has likely peaked, in our view, earnings sustainability will be key to stock performance. We continue to maintain exposure to companies benefiting from strong secular trends, such as green energy and carbon reduction, including firms involved in wind generation, electric vehicle components and emissions testing. Higher infrastructure spending, increased nonresidential construction and corporate capital investment bodes well for the portfolio’s construction-related names in materials and industrials, including some that are also exposed to carbon-reduction trends. Accelerated digital transformation continues to support varied information technology holdings in areas such as IT services, artificial intelligence, cloud computing, automation and software.

As a result of our bottom-up stock selection process, we remain notably overweight to information technology and underweight to consumer staples. Geographically, we retain a large exposure to European stocks. We continue to be underweight to Japan and Asia in general and have reduced our exposure to China.

5

Fund Characteristics

DECEMBER 31, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	98.9%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	(0.1)%

Top Five Countries	% of net assets
France	16.8%
Japan	13.3%
United Kingdom	11.1%
Switzerland	7.7%
Netherlands	6.9%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period(1) 7/1/21 - 12/31/21	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,018.50	$5.19	1.02%
Class II	$1,000	$1,017.10	$5.95	1.17%
Hypothetical
Class I	$1,000	$1,020.06	$5.19	1.02%
Class II	$1,000	$1,019.31	$5.96	1.17%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
7

Schedule of Investments

DECEMBER 31, 2021

	Shares	Value
COMMON STOCKS — 98.9%
Australia — 4.0%
Atlassian Corp. plc, Class A(1)	7,110	$2,710,972
CSL Ltd.	20,250	4,282,879
NEXTDC Ltd.(1)	110,030	1,021,698
Xero Ltd.(1)	10,810	1,106,503
		9,122,052
Austria — 1.3%
Erste Group Bank AG	64,090	3,004,563
Belgium — 1.4%
KBC Group NV	37,410	3,214,313
Canada — 5.5%
Canadian Pacific Railway Ltd.	36,650	2,636,007
First Quantum Minerals Ltd.	54,080	1,294,124
GFL Environmental, Inc.	64,572	2,444,050
Shopify, Inc., Class A(1)	1,820	2,505,930
Toronto-Dominion Bank (The)	45,070	3,455,384
		12,335,495
China — 1.9%
Li Ning Co. Ltd.	166,000	1,821,026
Shenzhou International Group Holdings Ltd.	44,800	867,492
Wuxi Biologics Cayman, Inc.(1)	131,500	1,556,815
		4,245,333
Denmark — 4.6%
Carlsberg A/S, B Shares	15,730	2,715,749
DSV A/S	4,027	938,405
Novo Nordisk A/S, B Shares	45,770	5,141,155
Pandora A/S	13,160	1,636,983
		10,432,292
Finland — 0.6%
Neste Oyj	29,070	1,430,702
France — 16.8%
Air Liquide SA	17,930	3,127,069
Airbus SE(1)	15,880	2,031,748
Bureau Veritas SA	53,660	1,781,454
Capgemini SE	17,870	4,379,588
Dassault Systemes SE	44,770	2,656,891
Edenred	28,856	1,332,522
L'Oreal SA	7,360	3,509,341
LVMH Moet Hennessy Louis Vuitton SE	7,640	6,313,953
Pernod Ricard SA	17,470	4,202,891
Safran SA	9,310	1,139,760
Schneider Electric SE	25,260	4,966,000
Teleperformance	5,720	2,557,275
		37,998,492
Germany — 5.5%
Brenntag SE	14,110	1,274,187
Daimler AG	30,660	2,342,551
8

	Shares	Value
Infineon Technologies AG	62,583	$2,881,224
Puma SE	25,920	3,165,460
Symrise AG	18,650	2,758,235
		12,421,657
Hong Kong — 2.1%
AIA Group Ltd.	290,600	2,932,980
Techtronic Industries Co. Ltd.	86,000	1,714,401
		4,647,381
India — 1.1%
HDFC Bank Ltd.	123,930	2,453,469
Indonesia — 0.5%
Bank Central Asia Tbk PT	2,292,600	1,174,156
Ireland — 3.8%
CRH plc	62,770	3,323,045
ICON plc(1)	9,310	2,883,307
Ryanair Holdings plc, ADR(1)	23,070	2,360,753
		8,567,105
Israel — 1.1%
Kornit Digital Ltd.(1)	17,069	2,598,755
Italy — 2.5%
Ferrari NV	11,120	2,862,354
Prysmian SpA	30,930	1,163,467
Stellantis NV	81,826	1,552,420
		5,578,241
Japan — 13.3%
BayCurrent Consulting, Inc.	4,500	1,734,439
Food & Life Cos. Ltd.	58,200	2,197,554
Hoya Corp.	19,500	2,893,639
JSR Corp.	39,700	1,508,738
Keyence Corp.	7,600	4,778,561
Kobe Bussan Co. Ltd.	56,000	2,168,179
MonotaRO Co. Ltd.	72,200	1,298,589
Obic Co. Ltd.	11,500	2,152,215
Recruit Holdings Co. Ltd.	64,700	3,937,363
Sony Group Corp.	40,400	5,101,638
Terumo Corp.	55,000	2,323,233
		30,094,148
Netherlands — 6.9%
Adyen NV(1)	1,438	3,774,749
Akzo Nobel NV	14,330	1,574,364
ASML Holding NV	7,500	6,007,649
Koninklijke DSM NV	9,525	2,145,090
Universal Music Group NV	72,230	2,041,296
		15,543,148
Norway — 0.4%
AutoStore Holdings Ltd.(1)	212,672	840,033
Singapore — 0.4%
Sea Ltd., ADR(1)	4,500	1,006,695
Spain — 2.7%
Cellnex Telecom SA	54,496	3,156,823
Iberdrola SA	249,861	2,958,348
		6,115,171
9

	Shares	Value
Sweden — 2.4%
Epiroc AB, A Shares	91,900	$2,323,764
Hexagon AB, B Shares	195,160	3,091,440
		5,415,204
Switzerland — 7.7%
Lonza Group AG	5,270	4,387,738
On Holding AG, Class A(1)	35,700	1,349,817
Partners Group Holding AG	2,090	3,450,192
SIG Combibloc Group AG(1)	80,230	2,234,742
Sika AG	9,371	3,894,749
Zurich Insurance Group AG	4,750	2,080,875
		17,398,113
Taiwan — 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	91,000	2,013,010
Thailand — 0.4%
Kasikornbank PCL	227,900	964,913
United Kingdom — 11.1%
Ashtead Group plc	57,260	4,615,988
AstraZeneca plc	47,060	5,495,165
Burberry Group plc	50,810	1,254,105
HSBC Holdings plc	676,800	4,080,098
London Stock Exchange Group plc	13,860	1,303,812
Natwest Group plc	791,190	2,422,873
Reckitt Benckiser Group plc	25,591	2,202,966
Segro plc	110,270	2,146,045
Whitbread plc(1)	39,220	1,595,376
		25,116,428
TOTAL COMMON STOCKS (Cost $149,667,473)		223,730,869
TEMPORARY CASH INVESTMENTS — 1.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00% - 2.375%, 4/30/24 - 5/15/51, valued at $524,922), in a joint trading account at 0.01%, dated 12/31/21, due 1/3/22 (Delivery value $514,515)		514,515
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 8/15/44, valued at $1,749,316), at 0.01%, dated 12/31/21, due 1/3/22 (Delivery value $1,715,001)		1,715,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	445,259	445,259
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,674,774)		2,674,774
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $152,342,247)		226,405,643
OTHER ASSETS AND LIABILITIES — (0.1)%		(217,674)
TOTAL NET ASSETS — 100.0%		$226,187,969

10

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	18.7%
Information Technology	17.9%
Consumer Discretionary	14.2%
Financials	13.4%
Health Care	12.9%
Materials	9.7%
Consumer Staples	6.6%
Communication Services	2.7%
Utilities	1.3%
Real Estate	0.9%
Energy	0.6%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	(0.1)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

DECEMBER 31, 2021
Assets
Investment securities, at value (cost of $152,342,247)	$226,405,643
Receivable for investments sold	424,568
Receivable for capital shares sold	39,897
Dividends and interest receivable	430,373
Securities lending receivable	639
Other assets	10,862
227,311,982

Liabilities
Payable for investments purchased	663,897
Payable for capital shares redeemed	137,932
Accrued management fees	178,245
Distribution fees payable	10,605
Accrued foreign taxes	92,189
Accrued other expenses	41,145
1,124,013

Net Assets	$226,187,969

Net Assets Consist of:
Capital (par value and paid-in surplus)	$123,342,886
Distributable earnings	102,845,083
$226,187,969

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$175,755,734	11,828,839	$14.86
Class II, $0.01 Par Value	$50,432,235	3,399,956	$14.83

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED DECEMBER 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $466,450)	$4,409,582
Securities lending, net	103,595
Interest	4,772
4,517,949

Expenses:
Management fees	2,850,750
Distribution fees - Class II	126,349
Directors' fees and expenses	5,672
Other expenses	55,323
3,038,094
Fees waived(1)	(575,607)
2,462,487

Net investment income (loss)	2,055,462

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $5,389)	27,415,656
Foreign currency translation transactions	(76,712)
27,338,944

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $18,445)	(10,103,184)
Translation of assets and liabilities in foreign currencies	(19,653)
(10,122,837)

Net realized and unrealized gain (loss)	17,216,107

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,271,569
(1)Amount consists of $449,785 and $125,822 for Class I and Class II, respectively.

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020
Increase (Decrease) in Net Assets	December 31, 2021	December 31, 2020
Operations
Net investment income (loss)	$2,055,462	$329,085
Net realized gain (loss)	27,338,944	6,052,265
Change in net unrealized appreciation (depreciation)	(10,122,837)	39,146,084
Net increase (decrease) in net assets resulting from operations	19,271,569	45,527,434

Distributions to Shareholders
From earnings:
Class I	(5,364,716)	(2,664,308)
Class II	(1,428,046)	(743,306)
Decrease in net assets from distributions	(6,792,762)	(3,407,614)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(10,048,205)	(2,683,549)

Net increase (decrease) in net assets	2,430,602	39,436,271

Net Assets
Beginning of period	223,757,367	184,321,096
End of period	$226,187,969	$223,757,367

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2021

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2021 through July 31, 2021, the investment advisor agreed to waive 0.36% of the fund’s management fee. Effective August 1, 2021, the investment advisor agreed to waive 0.10% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2021 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range*	Before Waiver	After Waiver
Class I	1.00% to 1.06%	1.26%	1.01%
Class II	0.90% to 0.96%	1.16%	0.91%
*Prior to August 1, 2021, the management fee schedule range was 1.00% to 1.50% for Class I and 0.90% to 1.40% for Class II.

17

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Other Expenses — The fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, filing fees for foreign tax reclaims and other miscellaneous expenses. The impact of other expenses to the ratio of operating expenses to average net assets was 0.02% for the period ended December 31, 2021.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $48,028 and $4,383, respectively. The effect of interfund transactions on the Statement of Operations was $(77) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2021 were $106,579,269 and $123,000,620, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	200,000,000		200,000,000
Sold	755,750	$11,017,680	2,026,375	$23,101,939
Issued in reinvestment of distributions	390,729	5,364,716	316,051	2,664,308
Redeemed	(1,774,403)	(26,016,890)	(2,327,313)	(26,433,902)
	(627,924)	(9,634,494)	15,113	(667,655)
Class II/Shares Authorized	100,000,000		100,000,000
Sold	293,665	4,306,392	319,855	3,756,589
Issued in reinvestment of distributions	104,085	1,428,046	88,174	743,306
Redeemed	(419,140)	(6,148,149)	(576,948)	(6,515,789)
	(21,390)	(413,711)	(168,919)	(2,015,894)
Net increase (decrease)	(649,314)	$(10,048,205)	(153,806)	$(2,683,549)

18

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$2,710,972	$6,411,080	—
Canada	2,444,050	9,891,445	—
Ireland	5,244,060	3,323,045	—
Israel	2,598,755	—	—
Singapore	1,006,695	—	—
Switzerland	1,349,817	16,048,296	—
Other Countries	—	172,702,654	—
Temporary Cash Investments	445,259	2,229,515	—
	$15,799,608	$210,606,035	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

19

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$294,348	$816,476
Long-term capital gains	$6,498,414	$2,591,138

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$152,520,762
Gross tax appreciation of investments	$76,085,594
Gross tax depreciation of investments	(2,200,713)
Net tax appreciation (depreciation) of investments	73,884,881
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(95,250)
Net tax appreciation (depreciation)	$73,789,631
Undistributed ordinary income	$3,880,087
Accumulated long-term gains	$25,175,365

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2021	$14.10	0.14	1.05	1.19	(0.02)	(0.41)	(0.43)	$14.86	8.75%	1.04%	1.29%	0.92%	0.67%	47%	$175,756
2020	$11.50	0.02	2.81	2.83	(0.06)	(0.17)	(0.23)	$14.10	25.88%	1.00%	1.36%	0.21%	(0.15)%	59%	$175,606
2019	$9.54	0.05	2.56	2.61	(0.09)	(0.56)	(0.65)	$11.50	28.42%	1.03%	1.37%	0.52%	0.18%	65%	$143,094
2018	$12.18	0.09	(1.79)	(1.70)	(0.15)	(0.79)	(0.94)	$9.54	(15.22)%	1.04%	1.37%	0.78%	0.45%	66%	$117,384
2017	$9.37	0.09	2.81	2.90	(0.09)	—	(0.09)	$12.18	31.21%	1.09%	1.35%	0.81%	0.55%	58%	$153,123
Class II
2021	$14.07	0.11	1.06	1.17	—(3)	(0.41)	(0.41)	$14.83	8.60%	1.19%	1.44%	0.77%	0.52%	47%	$50,432
2020	$11.48	0.01	2.79	2.80	(0.04)	(0.17)	(0.21)	$14.07	25.65%	1.15%	1.51%	0.06%	(0.30)%	59%	$48,151
2019	$9.53	0.04	2.55	2.59	(0.08)	(0.56)	(0.64)	$11.48	28.14%	1.18%	1.52%	0.37%	0.03%	65%	$41,227
2018	$12.16	0.07	(1.78)	(1.71)	(0.13)	(0.79)	(0.92)	$9.53	(15.29)%	1.19%	1.52%	0.63%	0.30%	66%	$36,919
2017	$9.36	0.06	2.82	2.88	(0.08)	—	(0.08)	$12.16	30.93%	1.24%	1.50%	0.66%	0.40%	58%	$46,223

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP International Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP International Fund of the American Century Variable Portfolios, Inc. as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 10, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten(1) (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None

(1) Effective December 31, 2021, John R. Whitten retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $6,498,414, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2021.

For the fiscal year ended December 31, 2021, the fund intends to pass through to shareholders foreign source income of $4,876,026 and foreign taxes paid of $466,409, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on December 31, 2021 are $0.3202 and $0.0306, respectively.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91441 2202

Annual Report

December 31, 2021

VP Large Company Value Fund
Class I (AVVIX)
Class II (AVVTX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVVIX	21.71%	10.21%	12.00%	12/1/04
Russell 1000 Value Index	—	25.16%	11.16%	12.96%	—
S&P 500 Index	—	28.71%	18.46%	16.54%	—
Class II	AVVTX	21.53%	10.06%	11.84%	10/29/04
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2021
Class I — $31,079

Russell 1000 Value Index — $33,846

S&P 500 Index — $46,257

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.84%	0.99%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Brian Woglom, Phillip N. Davidson and Philip Sundell
Performance Summary

VP Large Company Value returned 21.53%* for the 12 months ended December 31, 2021. The fund’s benchmark, the Russell 1000 Value Index, returned 25.16% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

Security selection in the health care, consumer staples and utilities sectors detracted from relative performance. The fund’s overweights in the health care and consumer staples sectors relative to the benchmark also weighed on returns. On the other hand, our choice of investments in the information technology and industrials sectors positively impacted results.

Health Care, Consumer Staples and Utilities Detracted

Several of the fund’s positions in the health care sector underperformed during the reporting period, including Medtronic and Zimmer Biomet Holdings. Both stocks were pressured by concerns about continued delays in elective procedures due to the ongoing pandemic. Merck & Co., a large pharmaceutical company, was another notable detractor. Its shares lagged the market as investors became concerned about possible drug pricing reform.

A number of our consumer staples holdings, coupled with the portfolio’s overweight in the sector relative to the benchmark, weighed on performance. Unilever, a U.K.-based consumer goods company, was a key detractor. The stock underperformed as the company’s profit margins were pressured by rising input costs. Several other consumer staples holdings lagged because they were not direct beneficiaries of economic reopening.

In the utilities sector, Arizona-based Pinnacle West Capital was a notable detractor. The stock underperformed due to regulatory overhangs surrounding a pending general rate case in Arizona. Later in the year, the Arizona Corporation Commission delivered a disappointing final determination on the case.

Verizon Communications, a telecommunications conglomerate, was another top detractor. The stock was pressured by investors’ increasing concerns regarding more competition in the wireless space from AT&T and T-Mobile US.

Information Technology and Industrials Contributed

Security selection in the information technology sector positively impacted relative performance. The portfolio’s lack of exposure to some of the benchmark’s names within the IT services industry was beneficial. Also, in the software industry, Oracle outperformed after the company reported earnings that showed momentum in cloud revenue and continued growth in enterprise resource planning. In addition, Oracle is increasing its investment in cloud infrastructure. We sold our position in Oracle on strength in its stock price. Another key contributor within the information technology sector was Cisco Systems. Its shares outperformed due to strong demand for security and networking products. Hybrid work environments, 5G-related upgrades, pent-up demand and competitive wins drove an increase in orders.

*All fund returns referenced in this commentary are for Class II shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

In the industrials sector, Johnson Controls International was a notable contributor. The company raised its fiscal year 2021 guidance as well as its longer-term financial targets at its September investor day. Following the stock’s outperformance, we eliminated our position in this global supplier of building technology and heating, ventilation and air conditioning.

Top contributors from other areas of the portfolio included ConocoPhillips and The Bank of New York Mellon. ConocoPhillips, a holding in the energy sector, benefited from higher oil prices. In addition, the company announced an acquisition that the market viewed as attractively priced. The Bank of New York Mellon outperformed after providing strong financial results and better-than-expected guidance. Improved fee income offset a headwind from lower interest rates. Also, the company announced a dividend increase and a sizable share repurchase authorization that exceeded expectations.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

We ended the reporting period with an overweight in the health care sector relative to the benchmark. We believe long-term demographic trends support demand for companies in the health care sector. Through our bottom-up process, we have found quality companies with attractive risk/reward profiles, particularly in the health care equipment and supplies and pharmaceuticals industries. We also ended the period with an overweight in consumer staples. Despite a challenging environment from a cost inflation perspective, many consumer staples companies are generating strong returns on capital, buying back stock and growing dividends. Moreover, industry consolidation over time has enabled companies to pass cost increases to consumers. We believe actions to offset inflation, including fewer promotions and price increases, should support earnings and margins.

Conversely, we maintained an underweight in real estate due to valuations that we believe are elevated throughout the sector. We also ended the period with an underweight in information technology, although we have found select stocks in the sector that meet our investment criteria.
5

Fund Characteristics

DECEMBER 31, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	96.1%
Exchange-Traded Funds	1.0%
Temporary Cash Investments	2.9%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Industries*	% of net assets
Pharmaceuticals	8.3%
Health Care Equipment and Supplies	7.8%
Banks	6.9%
Insurance	6.0%
Health Care Providers and Services	5.6%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period(1) 7/1/21 - 12/31/21	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,070.30	$3.70	0.71%
Class II	$1,000	$1,069.40	$4.49	0.86%
Hypothetical
Class I	$1,000	$1,021.63	$3.62	0.71%
Class II	$1,000	$1,020.87	$4.38	0.86%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
7

Schedule of Investments

DECEMBER 31, 2021

	Shares	Value
COMMON STOCKS — 96.1%
Aerospace and Defense — 3.1%
General Dynamics Corp.	5,828	$1,214,964
Raytheon Technologies Corp.	21,773	1,873,784
		3,088,748
Airlines — 1.1%
Southwest Airlines Co.(1)	26,982	1,155,909
Automobiles — 0.6%
Volkswagen AG, Preference Shares	3,191	641,018
Banks — 6.9%
JPMorgan Chase & Co.	19,323	3,059,797
Truist Financial Corp.	35,530	2,080,281
U.S. Bancorp	33,305	1,870,742
		7,010,820
Beverages — 1.2%
PepsiCo, Inc.	7,107	1,234,557
Capital Markets — 5.0%
Ameriprise Financial, Inc.	3,856	1,163,201
Bank of New York Mellon Corp. (The)	48,306	2,805,613
Northern Trust Corp.	9,204	1,100,890
		5,069,704
Communications Equipment — 4.3%
Cisco Systems, Inc.	52,359	3,317,990
F5, Inc.(1)	4,168	1,019,951
		4,337,941
Containers and Packaging — 1.2%
Sonoco Products Co.	20,833	1,206,022
Diversified Financial Services — 3.8%
Berkshire Hathaway, Inc., Class B(1)	12,866	3,846,934
Diversified Telecommunication Services — 3.6%
Verizon Communications, Inc.	69,061	3,588,410
Electric Utilities — 5.1%
Duke Energy Corp.	11,053	1,159,460
Eversource Energy	9,877	898,610
Pinnacle West Capital Corp.	21,165	1,494,037
Xcel Energy, Inc.	23,796	1,610,989
		5,163,096
Electrical Equipment — 2.8%
Emerson Electric Co.	19,928	1,852,706
nVent Electric plc	25,718	977,284
		2,829,990
Electronic Equipment, Instruments and Components — 0.5%
TE Connectivity Ltd.	2,984	481,439
Energy Equipment and Services — 1.0%
Baker Hughes Co.	41,601	1,000,920
Entertainment — 0.9%
Walt Disney Co. (The)(1)	6,197	959,853
8

	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 1.1%
Healthpeak Properties, Inc.	29,440	$1,062,490
Food and Staples Retailing — 2.1%
Koninklijke Ahold Delhaize NV	25,046	859,487
Walmart, Inc.	8,829	1,277,468
		2,136,955
Food Products — 3.5%
Conagra Brands, Inc.	48,220	1,646,713
Danone SA	8,229	511,510
Mondelez International, Inc., Class A	20,063	1,330,378
		3,488,601
Health Care Equipment and Supplies — 7.8%
Becton Dickinson and Co.	5,730	1,440,980
Medtronic plc	37,139	3,842,030
Zimmer Biomet Holdings, Inc.	20,133	2,557,696
		7,840,706
Health Care Providers and Services — 5.6%
Cigna Corp.	5,111	1,173,639
CVS Health Corp.	13,172	1,358,823
McKesson Corp.	4,163	1,034,797
Quest Diagnostics, Inc.	5,797	1,002,939
Universal Health Services, Inc., Class B	8,298	1,075,919
		5,646,117
Health Care Technology — 2.0%
Cerner Corp.	21,621	2,007,942
Hotels, Restaurants and Leisure — 0.9%
Sodexo SA	9,989	875,715
Household Products — 3.3%
Colgate-Palmolive Co.	11,344	968,097
Kimberly-Clark Corp.	9,161	1,309,290
Procter & Gamble Co. (The)	6,699	1,095,822
		3,373,209
Industrial Conglomerates — 1.2%
Siemens AG	7,121	1,233,377
Insurance — 6.0%
Aflac, Inc.	26,725	1,560,473
Allstate Corp. (The)	15,301	1,800,162
Chubb Ltd.	8,400	1,623,804
MetLife, Inc.	16,534	1,033,210
		6,017,649
IT Services — 0.8%
Automatic Data Processing, Inc.	3,337	822,837
Machinery — 0.8%
Oshkosh Corp.	7,269	819,289
Multiline Retail — 1.1%
Dollar Tree, Inc.(1)	8,005	1,124,863
Oil, Gas and Consumable Fuels — 4.7%
Chevron Corp.	18,990	2,228,476
ConocoPhillips	15,515	1,119,873
TotalEnergies SE, ADR	27,633	1,366,728
		4,715,077
9

	Shares	Value
Paper and Forest Products — 0.8%
Mondi plc	31,410	$779,091
Personal Products — 2.3%
Unilever plc, ADR	42,764	2,300,276
Pharmaceuticals — 8.3%
Johnson & Johnson	26,448	4,524,459
Merck & Co., Inc.	27,778	2,128,906
Pfizer, Inc.	14,336	846,541
Roche Holding AG	2,034	843,828
		8,343,734
Road and Rail — 0.7%
Norfolk Southern Corp.	2,540	756,183
Semiconductors and Semiconductor Equipment — 0.9%
Texas Instruments, Inc.	4,987	939,900
Specialty Retail — 1.1%
Advance Auto Parts, Inc.	4,550	1,091,454
TOTAL COMMON STOCKS (Cost $77,228,820)		96,990,826
EXCHANGE-TRADED FUNDS — 1.0%
iShares Russell 1000 Value ETF (Cost $965,565)	5,962	1,001,199
TEMPORARY CASH INVESTMENTS — 2.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00% - 2.375%, 4/30/24 - 5/15/51, valued at $577,650), in a joint trading account at 0.01%, dated 12/31/21, due 1/3/22 (Delivery value $566,198)		566,198
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 8/15/44, valued at $1,923,795), at 0.01%, dated 12/31/21, due 1/3/22 (Delivery value $1,886,002)		1,886,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	489,986	489,985
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,942,183)		2,942,183
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $81,136,568)		100,934,208
OTHER ASSETS AND LIABILITIES†		33,283
TOTAL NET ASSETS — 100.0%		$100,967,491

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	711,081	CHF	653,697	Morgan Stanley	3/31/22	$(7,969)
USD	4,618,265	EUR	4,078,479	Credit Suisse AG	3/31/22	(33,562)
USD	2,556,115	GBP	1,933,214	JPMorgan Chase Bank N.A.	3/31/22	(59,585)
						$(101,116)
10

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

DECEMBER 31, 2021
Assets
Investment securities, at value (cost of $81,136,568)	$100,934,208
Receivable for capital shares sold	91,136
Dividends and interest receivable	199,811
101,225,155

Liabilities
Payable for capital shares redeemed	86,698
Unrealized depreciation on forward foreign currency exchange contracts	101,116
Accrued management fees	52,565
Distribution fees payable	17,285
257,664

Net Assets	$100,967,491

Net Assets Consist of:
Capital (par value and paid-in surplus)	$75,656,198
Distributable earnings	25,311,293
$100,967,491

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$16,519,733	847,391	$19.49
Class II, $0.01 Par Value	$84,447,758	4,259,224	$19.83

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED DECEMBER 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $32,361)	$2,067,623
Interest	322
2,067,945

Expenses:
Management fees	654,443
Distribution fees - Class II	180,485
Directors' fees and expenses	2,088
837,016
Fees waived(1)	(118,986)
718,030

Net investment income (loss)	1,349,915

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	6,831,373
Forward foreign currency exchange contract transactions	436,252
Foreign currency translation transactions	1,362
7,268,987

Change in net unrealized appreciation (depreciation) on:
Investments	7,438,419
Forward foreign currency exchange contracts	(70,909)
Translation of assets and liabilities in foreign currencies	(619)
7,366,891

Net realized and unrealized gain (loss)	14,635,878

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,985,793
(1)Amount consists of $19,363 and $99,623 for Class I and Class II, respectively.

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020
Increase (Decrease) in Net Assets	December 31, 2021	December 31, 2020
Operations
Net investment income (loss)	$1,349,915	$1,130,820
Net realized gain (loss)	7,268,987	(1,214,152)
Change in net unrealized appreciation (depreciation)	7,366,891	2,814,929
Net increase (decrease) in net assets resulting from operations	15,985,793	2,731,597

Distributions to Shareholders
From earnings:
Class I	(213,724)	(274,197)
Class II	(938,589)	(1,145,260)
Decrease in net assets from distributions	(1,152,313)	(1,419,457)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	16,074,871	8,353,706

Net increase (decrease) in net assets	30,908,351	9,665,846

Net Assets
Beginning of period	70,059,140	60,393,294
End of period	$100,967,491	$70,059,140

See Notes to Financial Statements.
14

Notes to Financial Statements

DECEMBER 31, 2021

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

15

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2021 through July 31, 2021, the investment advisor agreed to waive 0.17% of the fund's management fee. Effective August 1, 2021, the investment advisor agreed to waive 0.10% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2021 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range*	Before Waiver	After Waiver
Class I	0.70% to 0.83%	0.84%	0.71%
Class II	0.60% to 0.73%	0.74%	0.61%
*Prior to August 1, 2021, the management fee schedule range was 0.70% to 0.90% for Class I and 0.60% to 0.80% for Class II.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $103,741 and there were no interfund sales.
17

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2021 were $47,903,402 and $33,265,293, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	387,024	$7,229,882	255,420	$3,708,366
Issued in reinvestment of distributions	11,471	213,724	21,116	274,197
Redeemed	(254,434)	(4,616,622)	(280,051)	(4,009,123)
	144,061	2,826,984	(3,515)	(26,560)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	1,102,712	20,544,353	897,950	13,064,952
Issued in reinvestment of distributions	49,538	938,589	86,784	1,145,260
Redeemed	(443,102)	(8,235,055)	(386,595)	(5,829,946)
	709,148	13,247,887	598,139	8,380,266
Net increase (decrease)	853,209	$16,074,871	594,624	$8,353,706

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

18

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Automobiles	—	$641,018	—
Food and Staples Retailing	$1,277,468	859,487	—
Food Products	2,977,091	511,510	—
Hotels, Restaurants and Leisure	—	875,715	—
Industrial Conglomerates	—	1,233,377	—
Paper and Forest Products	—	779,091	—
Pharmaceuticals	7,499,906	843,828	—
Other Industries	79,492,335	—	—
Exchange-Traded Funds	1,001,199	—	—
Temporary Cash Investments	489,985	2,452,198	—
	$92,737,984	$8,196,224	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$101,116	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $7,651,882.

The value of foreign currency risk derivative instruments as of December 31, 2021, is disclosed on the Statement of Assets and Liabilities as a liability of $101,116 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $436,252 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(70,909) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

19

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$1,152,313	$961,844
Long-term capital gains	—	$457,613

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$82,173,833
Gross tax appreciation of investments	$19,671,324
Gross tax depreciation of investments	(910,949)
Net tax appreciation (depreciation) of investments	18,760,375
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(5)
Net tax appreciation (depreciation)	$18,760,370
Undistributed ordinary income	$2,206,773
Accumulated long-term gains	$4,344,150

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2021	$16.24	0.31	3.20	3.51	(0.26)	—	(0.26)	$19.49	21.71%	0.71%	0.84%	1.68%	1.55%	40%	$16,520
2020	$16.29	0.30	0.02	0.32	(0.25)	(0.12)	(0.37)	$16.24	2.62%	0.74%	0.90%	2.07%	1.91%	77%	$11,424
2019	$13.38	0.28	3.31	3.59	(0.31)	(0.37)	(0.68)	$16.29	27.48%	0.76%	0.90%	1.82%	1.68%	59%	$11,514
2018	$15.77	0.28	(1.49)	(1.21)	(0.27)	(0.91)	(1.18)	$13.38	(8.04)%	0.78%	0.90%	1.86%	1.74%	51%	$6,644
2017	$15.25	0.31	1.31	1.62	(0.27)	(0.83)	(1.10)	$15.77	11.07%	0.80%	0.91%	2.02%	1.91%	64%	$8,083
Class II
2021	$16.52	0.29	3.25	3.54	(0.23)	—	(0.23)	$19.83	21.53%	0.86%	0.99%	1.53%	1.40%	40%	$84,448
2020	$16.56	0.28	0.03	0.31	(0.23)	(0.12)	(0.35)	$16.52	2.49%	0.89%	1.05%	1.92%	1.76%	77%	$58,635
2019	$13.59	0.25	3.38	3.63	(0.29)	(0.37)	(0.66)	$16.56	27.31%	0.91%	1.05%	1.67%	1.53%	59%	$48,879
2018	$16.00	0.26	(1.51)	(1.25)	(0.25)	(0.91)	(1.16)	$13.59	(8.19)%	0.93%	1.05%	1.71%	1.59%	51%	$24,144
2017	$15.45	0.29	1.33	1.62	(0.24)	(0.83)	(1.07)	$16.00	10.96%	0.95%	1.06%	1.87%	1.76%	64%	$13,971

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Large Company Value Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Large Company Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 10, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten(1) (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None

(1) Effective December 31, 2021, John R. Whitten retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $1,152,313, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2021 as qualified for the corporate dividends received deduction.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91445 2202

Annual Report

December 31, 2021

VP Mid Cap Value Fund
Class I (AVIPX)
Class II (AVMTX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVIPX	23.20%	9.41%	12.82%	12/1/04
Russell Midcap Value Index	—	28.34%	11.21%	13.43%	—
Class II	AVMTX	23.02%	9.25%	12.67%	10/29/04
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2021
Class I — $33,457

Russell Midcap Value Index — $35,286

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.86%	1.01%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Kevin Toney, Phillip N. Davidson, Michael Liss and Brian Woglom

Performance Summary

VP Mid Cap Value returned 23.02%* for the 12 months ended December 31, 2021. The fund’s benchmark, the Russell Midcap Value Index, returned 28.34%. The fund’s return reflects operating expenses, while the index’s return does not.

Security selection in the materials and financials sectors hindered relative performance. Lack of exposure to select benchmark names in both sectors also limited returns. On the other hand, our choice of stocks in the industrials and information technology sectors supported relative performance.

Materials, Financials and Health Care Detracted

Within the materials sector, some of our higher-quality holdings in the containers and packaging industry, including Sonoco Products, negatively impacted relative results. A lack of exposure to the cyclical metals and mining industry was also detrimental. Companies in that industry often do not meet our high-quality investment criteria due to the commodity nature of their businesses. Hopes for an economic reopening led investors away from defensive sectors and toward more cyclical areas of the market, including many materials stocks.

Security selection in the financials sector negatively impacted returns against a backdrop of strong equity markets and rising interest rates late in the period. Our exposure to the banking industry, including not owning several benchmark names, detracted. The stock of global life insurer Reinsurance Group of America was a notable detractor. The company reported earnings that were below expectations due to continued high levels of COVID-19-related deaths.

The portfolio’s health care holdings were an area of weakness. Medical device company Zimmer Biomet Holdings underperformed following strong performance in the second half of 2020, when elective surgeries began to be allowed during the pandemic. With additional waves of coronavirus variants in 2021, elective surgeries were again delayed by many providers.

Industrials, Information Technology and Energy Contributed

The portfolio’s relative performance was buoyed by stock selection in the industrials sector. Select holdings in the machinery and electrical equipment industries benefited performance in the period. nVent Electric, a provider of electrical products based in the U.K., recently delivered strong quarterly results. We believe nVent has growing earnings power, supported by an end-market recovery and stronger demand for its industrial products.

*All fund returns referenced in this commentary are for Class II shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

Holdings in the information technology sector contributed positively to relative performance, including Applied Materials. The semiconductor equipment company continued to execute on its product road map, evidenced by a significant market share gain for the company’s etch business and strong growth for its inspection business. While we believe Applied Materials remains well positioned given its balanced product portfolio and strong services business, we exited our position as its risk/reward became less attractive.

The portfolio benefited from stock selection in the energy sector. Exploration and production company ConocoPhillips outperformed due in part to its continued strong execution. In addition, strength in commodity markets increased the free cash flow and return on invested capital generation potential of the business.

Portfolio Positioning

As of December 31, 2021, the portfolio’s largest sector overweight relative to the benchmark is health care. We believe long-term demographic trends support demand for companies in this sector. Through our bottom-up process, we are finding quality companies with attractive risk/reward profiles, particularly in the health care providers and services and health care equipment and supplies industries.

The portfolio also ended the year with notable allocations to the consumer staples and financials sectors. Despite a challenging environment from a cost inflation perspective, many consumer staples companies are generating strong returns on capital, buying back stock and growing dividends. Moreover, industry consolidation over time has enabled the companies to pass cost increases to consumers. We believe actions to offset inflation, including fewer promotions and price increases, should support earnings and margins. The sector has underperformed significantly since the market bottom in 2020. Some consumer staples companies were not direct beneficiaries of the reopening and are perceived relative losers in an inflationary environment. We think these conditions are temporary and can lead to outperformance. Within the financials sector, we have identified higher-quality companies selling at attractive valuations.

On the other hand, the portfolio is underweight in the real estate and information technology sectors. The extended valuation of real estate stocks has led to a continued underweight position in the sector. While we are underweight the information technology sector, we have found select stocks that meet our investment criteria.
5

Fund Characteristics

DECEMBER 31, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	97.8%
Temporary Cash Investments	2.1%
Other Assets and Liabilities	0.1%

Top Five Industries	% of net assets
Health Care Providers and Services	8.9%
Capital Markets	7.0%
Insurance	6.8%
Equity Real Estate Investment Trusts (REITs)	6.5%
Health Care Equipment and Supplies	5.7%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period(1) 7/1/21 - 12/31/21	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,064.20	$4.01	0.77%
Class II	$1,000	$1,063.80	$4.79	0.92%
Hypothetical
Class I	$1,000	$1,021.32	$3.92	0.77%
Class II	$1,000	$1,020.57	$4.69	0.92%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
7

Schedule of Investments

DECEMBER 31, 2021

	Shares	Value
COMMON STOCKS — 97.8%
Aerospace and Defense — 2.4%
BAE Systems plc	993,229	$7,406,699
General Dynamics Corp.	46,901	9,777,451
		17,184,150
Airlines — 1.8%
Southwest Airlines Co.(1)	309,574	13,262,150
Auto Components — 1.9%
BorgWarner, Inc.	232,079	10,459,800
Bridgestone Corp.	81,100	3,481,838
		13,941,638
Automobiles — 0.5%
Honda Motor Co. Ltd., ADR	122,133	3,474,684
Banks — 5.3%
Commerce Bancshares, Inc.	18,106	1,244,607
First Hawaiian, Inc.	216,441	5,915,333
M&T Bank Corp.	54,428	8,359,052
Prosperity Bancshares, Inc.	99,760	7,212,648
Truist Financial Corp.	190,757	11,168,822
Westamerica Bancorporation	71,363	4,119,786
		38,020,248
Capital Markets — 7.0%
Ameriprise Financial, Inc.	24,834	7,491,424
Bank of New York Mellon Corp. (The)	242,078	14,059,890
Northern Trust Corp.	144,083	17,233,768
State Street Corp.	40,434	3,760,362
T. Rowe Price Group, Inc.	42,050	8,268,712
		50,814,156
Chemicals — 0.9%
Axalta Coating Systems Ltd.(1)	197,857	6,553,024
Commercial Services and Supplies — 0.5%
Republic Services, Inc.	28,242	3,938,347
Communications Equipment — 1.6%
F5, Inc.(1)	30,600	7,488,126
Juniper Networks, Inc.	116,941	4,175,963
		11,664,089
Containers and Packaging — 3.2%
Amcor plc	230,521	2,768,557
Packaging Corp. of America	53,496	7,283,481
Sonoco Products Co.	219,627	12,714,207
		22,766,245
Electric Utilities — 4.7%
Edison International	205,700	14,039,025
Evergy, Inc.	72,910	5,002,355
Eversource Energy	52,124	4,742,242
Pinnacle West Capital Corp.	94,578	6,676,261
Xcel Energy, Inc.	48,335	3,272,279
		33,732,162
8

	Shares	Value
Electrical Equipment — 3.8%
Emerson Electric Co.	137,116	$12,747,675
Hubbell, Inc.	19,564	4,074,594
nVent Electric plc	287,015	10,906,570
		27,728,839
Electronic Equipment, Instruments and Components — 0.3%
Corning, Inc.	50,214	1,869,467
Energy Equipment and Services — 1.0%
Baker Hughes Co.	304,379	7,323,359
Equity Real Estate Investment Trusts (REITs) — 6.5%
Equinix, Inc.	7,448	6,299,816
Essex Property Trust, Inc.	19,435	6,845,590
Healthcare Trust of America, Inc., Class A	228,015	7,613,421
Healthpeak Properties, Inc.	269,594	9,729,648
MGM Growth Properties LLC, Class A	186,125	7,603,206
Regency Centers Corp.	89,252	6,725,138
Weyerhaeuser Co.	61,560	2,535,041
		47,351,860
Food and Staples Retailing — 2.2%
Koninklijke Ahold Delhaize NV	300,818	10,322,972
Sysco Corp.	68,035	5,344,149
		15,667,121
Food Products — 5.0%
Conagra Brands, Inc.	436,382	14,902,445
General Mills, Inc.	79,344	5,346,199
J.M. Smucker Co. (The)	41,927	5,694,525
Kellogg Co.	71,926	4,633,473
Orkla ASA	550,074	5,513,699
		36,090,341
Gas Utilities — 1.6%
Atmos Energy Corp.	63,627	6,666,201
Spire, Inc.	75,860	4,947,589
		11,613,790
Health Care Equipment and Supplies — 5.7%
Becton Dickinson and Co.	30,381	7,640,214
Envista Holdings Corp.(1)	145,861	6,572,497
Koninklijke Philips NV	124,270	4,579,349
Zimmer Biomet Holdings, Inc.	175,126	22,248,007
		41,040,067
Health Care Providers and Services — 8.9%
AmerisourceBergen Corp.	38,627	5,133,142
Cardinal Health, Inc.	154,952	7,978,478
Centene Corp.(1)	62,689	5,165,574
Henry Schein, Inc.(1)	148,326	11,499,715
McKesson Corp.	43,913	10,915,454
Quest Diagnostics, Inc.	64,526	11,163,643
Universal Health Services, Inc., Class B	96,666	12,533,714
		64,389,720
Health Care Technology — 2.3%
Cerner Corp.	179,978	16,714,557
Hotels, Restaurants and Leisure — 1.5%
Cracker Barrel Old Country Store, Inc.	28,395	3,652,733
9

	Shares	Value
Sodexo SA	79,922	$7,006,597
		10,659,330
Household Products — 1.1%
Kimberly-Clark Corp.	55,957	7,997,374
Insurance — 6.8%
Aflac, Inc.	210,709	12,303,299
Allstate Corp. (The)	66,461	7,819,137
Arthur J. Gallagher & Co.	16,600	2,816,522
Chubb Ltd.	56,711	10,962,803
Progressive Corp. (The)	37,982	3,898,852
Reinsurance Group of America, Inc.	106,979	11,713,131
		49,513,744
IT Services — 1.2%
Amdocs Ltd.	63,488	4,751,442
Euronet Worldwide, Inc.(1)	32,266	3,845,139
		8,596,581
Leisure Products — 0.7%
Polaris, Inc.	46,030	5,059,157
Machinery — 2.4%
Cummins, Inc.	14,733	3,213,857
IMI plc	20,783	490,146
Oshkosh Corp.	60,022	6,765,079
PACCAR, Inc.	75,757	6,686,313
		17,155,395
Media — 1.4%
Fox Corp., Class B	287,661	9,858,142
Multi-Utilities — 1.4%
NorthWestern Corp.	180,012	10,289,486
Multiline Retail — 1.3%
Dollar Tree, Inc.(1)	64,989	9,132,254
Oil, Gas and Consumable Fuels — 3.5%
ConocoPhillips	138,344	9,985,670
Devon Energy Corp.	207,264	9,129,979
Pioneer Natural Resources Co.	34,912	6,349,795
		25,465,444
Paper and Forest Products — 1.4%
Mondi plc	412,993	10,243,841
Road and Rail — 0.6%
Heartland Express, Inc.	275,503	4,633,960
Software — 1.7%
CDK Global, Inc.	110,228	4,600,917
Open Text Corp.	157,537	7,479,857
		12,080,774
Specialty Retail — 1.9%
Advance Auto Parts, Inc.	58,541	14,042,815
Technology Hardware, Storage and Peripherals — 1.4%
HP, Inc.	266,437	10,036,682
Thrifts and Mortgage Finance — 0.4%
Capitol Federal Financial, Inc.	257,944	2,922,506
Trading Companies and Distributors — 2.0%
Beacon Roofing Supply, Inc.(1)	67,352	3,862,637
10

	Shares	Value
MSC Industrial Direct Co., Inc., Class A	128,583	$10,808,687
		14,671,324
TOTAL COMMON STOCKS (Cost $549,322,485)		707,498,823
TEMPORARY CASH INVESTMENTS — 2.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00% - 2.375%, 4/30/24 - 5/15/51, valued at $3,002,974), in a joint trading account at 0.01%, dated 12/31/21, due 1/3/22 (Delivery value $2,943,440)		2,943,438
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 5/15/41, valued at $10,010,284), at 0.01%, dated 12/31/21, due 1/3/22 (Delivery value $9,814,008)		9,814,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,547,515	2,547,515
TOTAL TEMPORARY CASH INVESTMENTS (Cost $15,304,953)		15,304,953
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $564,627,438)		722,803,776
OTHER ASSETS AND LIABILITIES — 0.1%		1,025,504
TOTAL NET ASSETS — 100.0%		$723,829,280

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	18,238,182	EUR	16,106,488	Credit Suisse AG	3/31/22	$(132,541)
USD	477,156	EUR	419,725	Credit Suisse AG	3/31/22	(1,574)
USD	14,710,153	GBP	11,125,429	JPMorgan Chase Bank N.A.	3/31/22	(342,904)
USD	373,721	GBP	277,226	JPMorgan Chase Bank N.A.	3/31/22	(1,374)
JPY	24,774,677	USD	218,112	Bank of America N.A.	3/31/22	(2,571)
USD	5,948,417	JPY	674,952,007	Bank of America N.A.	3/31/22	76,291
USD	138,103	JPY	15,784,231	Bank of America N.A.	3/31/22	779
USD	150,276	JPY	17,229,810	Bank of America N.A.	3/31/22	376
USD	4,429,629	NOK	40,098,194	UBS AG	3/31/22	(116,212)
USD	133,499	NOK	1,178,259	UBS AG	3/31/22	(78)
						$(519,808)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
USD	-	United States Dollar
(1)Non-income producing.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

DECEMBER 31, 2021
Assets
Investment securities, at value (cost of $564,627,438)	$722,803,776
Receivable for investments sold	1,142,144
Receivable for capital shares sold	53,703
Unrealized appreciation on forward foreign currency exchange contracts	77,446
Dividends and interest receivable	1,379,116
Securities lending receivable	3,063
725,459,248

Liabilities
Payable for investments purchased	159,630
Payable for capital shares redeemed	354,985
Unrealized depreciation on forward foreign currency exchange contracts	597,254
Accrued management fees	406,096
Distribution fees payable	112,003
1,629,968

Net Assets	$723,829,280

Net Assets Consist of:
Capital (par value and paid-in surplus)	$480,590,937
Distributable earnings	243,238,343
$723,829,280

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$182,235,725	7,282,019	$25.03
Class II, $0.01 Par Value	$541,593,555	21,623,190	$25.05

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $195,849)	$15,796,889
Securities lending, net	28,973
Interest	2,423
15,828,285

Expenses:
Management fees	5,999,042
Distribution fees - Class II	1,296,192
Directors' fees and expenses	17,051
Other expenses	44
7,312,329
Fees waived(1)	(935,540)
6,376,789

Net investment income (loss)	9,451,496

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	101,900,010
Forward foreign currency exchange contract transactions	2,534,510
Foreign currency translation transactions	6,620
104,441,140

Change in net unrealized appreciation (depreciation) on:
Investments	25,964,175
Forward foreign currency exchange contracts	(206,831)
Translation of assets and liabilities in foreign currencies	(1,335)
25,756,009

Net realized and unrealized gain (loss)	130,197,149

Net Increase (Decrease) in Net Assets Resulting from Operations	$139,648,645
(1)Amount consists of $239,004 and $696,536 for Class I and Class II, respectively.

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020
Increase (Decrease) in Net Assets	December 31, 2021	December 31, 2020
Operations
Net investment income (loss)	$9,451,496	$8,951,292
Net realized gain (loss)	104,441,140	(5,022,995)
Change in net unrealized appreciation (depreciation)	25,756,009	336,371
Net increase (decrease) in net assets resulting from operations	139,648,645	4,264,668

Distributions to Shareholders
From earnings:
Class I	(2,059,978)	(2,633,517)
Class II	(5,354,430)	(7,121,162)
Decrease in net assets from distributions	(7,414,408)	(9,754,679)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(33,262,683)	(40,681,619)

Net increase (decrease) in net assets	98,971,554	(46,171,630)

Net Assets
Beginning of period	624,857,726	671,029,356
End of period	$723,829,280	$624,857,726

See Notes to Financial Statements.
14

Notes to Financial Statements

DECEMBER 31, 2021

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

15

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From January 1, 2021 through July 31, 2021, the investment advisor agreed to waive 0.16% of the fund's management fee. Effective August 1, 2021, the investment advisor agreed to waive 0.10% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.

17

The annual management fee and the effective annual management fee before and after waiver for each class for the period ended December 31, 2021 are as follows:

		Effective Annual Management Fee
	Annual Management Fee*	Before Waiver	After Waiver
Class I	0.85%	0.94%	0.80%
Class II	0.75%	0.84%	0.70%
*Prior to August 1, 2021, the annual management fee was 1.00% for Class I and 0.90% for Class II.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $352 and $1,059,444, respectively. The effect of interfund transactions on the Statement of Operations was $185,061 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2021 were $355,196,224 and $387,377,671, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	130,000,000		130,000,000
Sold	1,258,616	$29,523,840	1,747,991	$30,163,897
Issued in reinvestment of distributions	83,578	2,013,237	145,981	2,560,459
Redeemed	(1,797,303)	(42,297,390)	(2,529,209)	(45,495,197)
	(455,109)	(10,760,313)	(635,237)	(12,770,841)
Class II/Shares Authorized	225,000,000		225,000,000
Sold	2,765,425	65,709,983	2,587,598	43,552,804
Issued in reinvestment of distributions	222,015	5,354,430	405,401	7,121,162
Redeemed	(4,014,944)	(93,566,783)	(4,398,140)	(78,584,744)
	(1,027,504)	(22,502,370)	(1,405,141)	(27,910,778)
Net increase (decrease)	(1,482,613)	$(33,262,683)	(2,040,378)	$(40,681,619)

18

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$9,777,451	$7,406,699	—
Auto Components	10,459,800	3,481,838	—
Food and Staples Retailing	5,344,149	10,322,972	—
Food Products	30,576,642	5,513,699	—
Hotels, Restaurants and Leisure	3,652,733	7,006,597	—
Machinery	16,665,249	490,146	—
Paper and Forest Products	—	10,243,841	—
Other Industries	586,557,007	—	—
Temporary Cash Investments	2,547,515	12,757,438	—
	$665,580,546	$57,223,230	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$77,446	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$597,254	—
19

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $54,393,138.

The value of foreign currency risk derivative instruments as of December 31, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $77,446 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $597,254 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $2,534,510 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(206,831) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$7,414,408	$9,754,679
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

20

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$573,806,571
Gross tax appreciation of investments	$156,167,499
Gross tax depreciation of investments	(7,170,294)
Net tax appreciation (depreciation) of investments	148,997,205
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	284
Net tax appreciation (depreciation)	$148,997,489
Undistributed ordinary income	$22,381,402
Accumulated long-term gains	$71,859,452

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2021	$20.55	0.34	4.41	4.75	(0.27)	—	(0.27)	$25.03	23.20%	0.80%	0.94%	1.47%	1.33%	53%	$182,236
2020	$20.68	0.30	(0.10)	0.20	(0.33)	—	(0.33)	$20.55	1.21%	0.85%	1.00%	1.69%	1.54%	72%	$158,968
2019	$18.31	0.35	4.62	4.97	(0.41)	(2.19)	(2.60)	$20.68	29.15%	0.85%	1.00%	1.66%	1.51%	41%	$173,105
2018	$22.75	0.29	(3.04)	(2.75)	(0.31)	(1.38)	(1.69)	$18.31	(12.84)%	0.84%	1.00%	1.31%	1.15%	72%	$424,234
2017	$21.12	0.37	2.03	2.40	(0.34)	(0.43)	(0.77)	$22.75	11.69%	0.86%	1.01%	1.68%	1.53%	45%	$457,104
Class II
2021	$20.57	0.31	4.41	4.72	(0.24)	—	(0.24)	$25.05	23.02%	0.95%	1.09%	1.32%	1.18%	53%	$541,594
2020	$20.70	0.28	(0.10)	0.18	(0.31)	—	(0.31)	$20.57	1.11%	1.00%	1.15%	1.54%	1.39%	72%	$465,890
2019	$18.32	0.30	4.65	4.95	(0.38)	(2.19)	(2.57)	$20.70	28.99%	1.00%	1.15%	1.51%	1.36%	41%	$497,924
2018	$22.76	0.24	(3.03)	(2.79)	(0.27)	(1.38)	(1.65)	$18.32	(12.96)%	0.99%	1.15%	1.16%	1.00%	72%	$424,219
2017	$21.13	0.33	2.03	2.36	(0.30)	(0.43)	(0.73)	$22.76	11.47%	1.01%	1.16%	1.53%	1.38%	45%	$922,737

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Mid Cap Value Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Mid Cap Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 10, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten(1) (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None

(1) Effective December 31, 2021, John R. Whitten retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

27

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $7,414,408, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2021 as qualified for the corporate dividends received deduction.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91446 2202

Annual Report

December 31, 2021

VP Ultra® Fund
Class I (AVPUX)
Class II (AVPSX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVPUX	23.16%	27.02%	20.21%	5/1/01
Russell 1000 Growth Index	—	27.60%	25.30%	19.77%	—
S&P 500 Index	—	28.71%	18.46%	16.54%	—
Class II	AVPSX	22.99%	26.83%	20.03%	5/1/02
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2021
Class I — $63,089

Russell 1000 Growth Index — $60,825

S&P 500 Index — $46,257

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.90%	1.05%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li and Jeff Bourke

Performance Summary

VP Ultra returned 22.99%* for the 12 months ended December 31, 2021, lagging the 27.60% return of the fund’s benchmark, the Russell 1000 Growth Index.

U.S. stocks posted strong returns during the reporting period, supported by federal government stimulus and low interest rates. The rollout of COVID-19 vaccines allowed the economy to reopen, and despite concerns about the coronavirus variants, inflationary pressures and supply chain constraints, several market indices ended the 12-month period near record highs. Within the Russell 1000 Growth Index, all sectors posted double-digit gains, led by energy, which surged on demand and limited supply as the economy began to reopen. Utilities was the weakest sector.

Stock selection in the information technology sector detracted the most from performance relative to the benchmark. Stock decisions in the industrials sector were top contributors.

Information Technology Holdings Detracted

Stock selection in the IT services industry hampered relative performance in the information technology sector. Mastercard and Visa detracted. The credit card companies’ stocks lagged on concerns that the new variants of the coronavirus might lead to renewed lockdowns that would slow economic growth, impacting consumer spending and travel. Digital finance company PayPal Holdings provided guidance significantly below expectations because of declines in payment volumes from eBay and because e-commerce growth has returned to more normal levels after a pandemic-fueled surge. In addition, reports of a potential Pinterest acquisition were viewed unfavorably by investors.

Elsewhere in information technology, underweighting Microsoft relative to the benchmark detracted. The software giant reported better-than-expected revenue and earnings, aided by the strong performance of its Azure cloud segment. We did not own NVIDIA, a maker of graphics chips for gaming, for most of the year, and its strong performance detracted. However, the stock sold off as investors favored defensive stocks in December, and we used the weakness to build a position in NVIDIA, which is attractive because of expanding new use cases and growth opportunities presented by the metaverse. The stock price of DocuSign, a developer of software for online signatures and document management, fell sharply even though the company reported better-than-expected earnings. DocuSign was a beneficiary of the pandemic-driven work-from-home environment but offered disappointing guidance as that tailwind subsides.

Industrials Stocks Were Top Contributors

Stock choices in the road and rail industry led performance in industrials. J.B. Hunt Transport Services was a top industry contributor. The company is the dominant player in intermodal transportation, benefiting from scale and contractual cost advantages. Investors looked ahead to greater shipping volumes amid an anticipated economic rebound, while J.B. Hunt has produced rising revenues and profits even amid limited trucking capacity.

Other top contributors included Alphabet. Google’s parent company reported revenue and earnings well above expectations on a strong rebound in advertising spending. Revenue from its YouTube business was especially strong. Xilinx, which makes programmable logic devices, outperformed

*All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

amid strong business results. Xilinx is being acquired by Advanced Micro Devices in a deal that is expected to close early in 2022. UnitedHealth Group is the largest private health insurer in the world. Its Optum division is focused on delivering prevention-based care, compensating physicians based on the health of the patient, not for each service or treatment provided. UnitedHealth produced strong results and beat earnings expectations.

We think EOG Resources, a leading U.S. oil and gas exploration and production firm, has created a durable competitive advantage through the use of technology to develop production assets more efficiently. EOG reported strong revenue and earnings growth as rising demand for oil pushed prices higher and led to a rally in the energy sector. Underweighting Zoom Video Communications relative to the benchmark helped performance. After Zoom benefited from the pandemic in 2020, investors reallocated capital in 2021 to stocks that would likely benefit from the reopening of the economy. Zoom was a victim of the market’s swing. We did not own Zoom at the end of the period.

Outlook

We remain confident in our belief that high-quality companies with a capability for sustained long-term growth can outperform over time. Our portfolio positioning reflects where we are finding attractive, well-run companies as a result of the application of that philosophy and process.

As of December 31, 2021, communication services and health care were the portfolio’s largest overweight allocations relative to the benchmark. Industrials and real estate were the largest underweight sectors.

5

Fund Characteristics

DECEMBER 31, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	100.0%
Temporary Cash Investments	0.2%
Other Assets and Liabilities	(0.2)%

Top Five Industries	% of net assets
Technology Hardware, Storage and Peripherals	14.0%
IT Services	13.7%
Interactive Media and Services	12.0%
Software	10.0%
Internet and Direct Marketing Retail	6.6%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period(1) 7/1/21 - 12/31/21	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,095.30	$4.17	0.79%
Class II	$1,000	$1,094.60	$4.96	0.94%
Hypothetical
Class I	$1,000	$1,021.22	$4.02	0.79%
Class II	$1,000	$1,020.47	$4.79	0.94%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
7

Schedule of Investments

DECEMBER 31, 2021

	Shares	Value
COMMON STOCKS — 100.0%
Automobiles — 5.0%
Tesla, Inc.(1)	16,080	$16,993,022
Banks — 0.8%
JPMorgan Chase & Co.	16,150	2,557,353
Beverages — 1.1%
Constellation Brands, Inc., Class A	15,490	3,887,525
Biotechnology — 2.2%
Biogen, Inc.(1)	6,270	1,504,298
Regeneron Pharmaceuticals, Inc.(1)	9,250	5,841,560
		7,345,858
Capital Markets — 1.4%
MSCI, Inc.	7,460	4,570,667
Chemicals — 0.3%
Ecolab, Inc.	3,710	870,329
Commercial Services and Supplies — 0.5%
Copart, Inc.(1)	10,740	1,628,399
Electrical Equipment — 1.1%
Acuity Brands, Inc.	10,920	2,311,982
Rockwell Automation, Inc.	4,410	1,538,429
		3,850,411
Electronic Equipment, Instruments and Components — 0.6%
Cognex Corp.	10,470	814,147
Keyence Corp.	2,000	1,257,516
		2,071,663
Entertainment — 2.6%
Netflix, Inc.(1)	8,870	5,343,643
Roku, Inc.(1)	4,770	1,088,514
Walt Disney Co. (The)(1)	14,870	2,303,214
		8,735,371
Food and Staples Retailing — 1.8%
Costco Wholesale Corp.	10,480	5,949,496
Health Care Equipment and Supplies — 6.1%
ABIOMED, Inc.(1)	1,400	502,838
DexCom, Inc.(1)	3,360	1,804,152
Edwards Lifesciences Corp.(1)	32,660	4,231,103
IDEXX Laboratories, Inc.(1)	4,630	3,048,670
Insulet Corp.(1)	3,690	981,798
Intuitive Surgical, Inc.(1)	28,330	10,178,969
		20,747,530
Health Care Providers and Services — 3.3%
Guardant Health, Inc.(1)	8,540	854,171
UnitedHealth Group, Inc.	20,700	10,394,298
		11,248,469
Hotels, Restaurants and Leisure — 2.2%
Chipotle Mexican Grill, Inc.(1)	3,170	5,541,953
Wingstop, Inc.	10,200	1,762,560
		7,304,513
8

	Shares	Value
Household Durables — 0.3%
Sonos, Inc.(1)	33,490	$998,002
Household Products — 0.5%
Colgate-Palmolive Co.	19,260	1,643,648
Interactive Media and Services — 12.0%
Alphabet, Inc., Class A(1)	4,320	12,515,213
Alphabet, Inc., Class C(1)	5,230	15,133,476
Meta Platforms, Inc., Class A(1)	38,780	13,043,653
		40,692,342
Internet and Direct Marketing Retail — 6.6%
Amazon.com, Inc.(1)	6,640	22,140,018
IT Services — 13.7%
Adyen NV(1)	1,930	5,066,249
Block, Inc.(1)	22,510	3,635,590
Mastercard, Inc., Class A	34,870	12,529,488
Okta, Inc.(1)	7,640	1,712,659
PayPal Holdings, Inc.(1)	37,960	7,158,497
Shopify, Inc., Class A(1)	3,350	4,614,257
Visa, Inc., Class A	53,250	11,539,807
		46,256,547
Machinery — 1.5%
Donaldson Co., Inc.	11,040	654,231
Nordson Corp.	4,670	1,192,111
Westinghouse Air Brake Technologies Corp.	19,020	1,751,932
Yaskawa Electric Corp.	32,300	1,584,820
		5,183,094
Oil, Gas and Consumable Fuels — 0.6%
EOG Resources, Inc.	24,090	2,139,915
Personal Products — 1.6%
Estee Lauder Cos., Inc. (The), Class A	14,510	5,371,602
Road and Rail — 0.8%
J.B. Hunt Transport Services, Inc.	13,630	2,785,972
Semiconductors and Semiconductor Equipment — 6.2%
Analog Devices, Inc.	18,820	3,307,991
Applied Materials, Inc.	43,500	6,845,160
NVIDIA Corp.	11,190	3,291,091
Xilinx, Inc.	35,260	7,476,178
		20,920,420
Software — 10.0%
DocuSign, Inc.(1)	21,940	3,341,682
Microsoft Corp.	68,500	23,037,920
Paycom Software, Inc.(1)	4,820	2,001,216
salesforce.com, Inc.(1)	11,000	2,795,430
Zscaler, Inc.(1)	7,580	2,435,681
		33,611,929
Technology Hardware, Storage and Peripherals — 14.0%
Apple, Inc.	265,800	47,198,106
Textiles, Apparel and Luxury Goods — 3.2%
lululemon athletica, Inc.(1)	12,980	5,081,021
NIKE, Inc., Class B	35,120	5,853,450
		10,934,471
TOTAL COMMON STOCKS (Cost $76,378,774)		337,636,672
9

	Shares	Value
TEMPORARY CASH INVESTMENTS — 0.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00% - 2.375%, 4/30/24 - 5/15/51, valued at $139,195), in a joint trading account at 0.01%, dated 12/31/21, due 1/3/22 (Delivery value $136,435)		$136,435
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 8/15/44, valued at $462,137), at 0.01%, dated 12/31/21, due 1/3/22 (Delivery value $453,000)		453,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	118,558	118,558
TOTAL TEMPORARY CASH INVESTMENTS (Cost $707,993)		707,993
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $77,086,767)		338,344,665
OTHER ASSETS AND LIABILITIES — (0.2)%		(724,685)
TOTAL NET ASSETS — 100.0%		$337,619,980

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	112,227	EUR	99,106	UBS AG	3/31/22	$(811)
USD	107,559	EUR	94,715	UBS AG	3/31/22	(471)
USD	3,089,482	EUR	2,728,538	UBS AG	3/31/22	(22,630)
USD	1,042,602	JPY	118,301,400	Bank of America N.A.	3/31/22	13,372
						$(10,540)

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar
(1)Non-income producing.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

DECEMBER 31, 2021
Assets
Investment securities, at value (cost of $77,086,767)	$338,344,665
Receivable for capital shares sold	28,945
Unrealized appreciation on forward foreign currency exchange contracts	13,372
Dividends and interest receivable	5,479
Securities lending receivable	82
338,392,543

Liabilities
Payable for capital shares redeemed	495,216
Unrealized depreciation on forward foreign currency exchange contracts	23,912
Accrued management fees	207,014
Distribution fees payable	46,421
772,563

Net Assets	$337,619,980

Net Assets Consist of:
Capital (par value and paid-in surplus)	$48,447,587
Distributable earnings	289,172,393
$337,619,980

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$117,231,224	3,735,818	$31.38
Class II, $0.01 Par Value	$220,388,756	7,239,069	$30.44

See Notes to Financial Statements.
11

Statement of Operations

YEAR ENDED DECEMBER 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,089)	$1,378,059
Interest	258
Securities lending, net	175
1,378,492

Expenses:
Management fees	2,792,964
Distribution fees - Class II	531,409
Directors' fees and expenses	7,738
Other expenses	2,522
3,334,633
Fees waived(1)	(508,785)
2,825,848

Net investment income (loss)	(1,447,356)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	29,621,744
Forward foreign currency exchange contract transactions	356,878
Foreign currency translation transactions	401
29,979,023

Change in net unrealized appreciation (depreciation) on:
Investments	36,113,359
Forward foreign currency exchange contracts	(9,862)
Translation of assets and liabilities in foreign currencies	(41)
36,103,456

Net realized and unrealized gain (loss)	66,082,479

Net Increase (Decrease) in Net Assets Resulting from Operations	$64,635,123
(1)Amount consists of $164,630 and $344,155 for Class I and Class II, respectively.

See Notes to Financial Statements.
12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020
Increase (Decrease) in Net Assets	December 31, 2021	December 31, 2020
Operations
Net investment income (loss)	$(1,447,356)	$(681,942)
Net realized gain (loss)	29,979,023	21,691,667
Change in net unrealized appreciation (depreciation)	36,103,456	80,057,806
Net increase (decrease) in net assets resulting from operations	64,635,123	101,067,531

Distributions to Shareholders
From earnings:
Class I	(6,448,663)	(5,711,976)
Class II	(14,540,645)	(15,862,119)
Decrease in net assets from distributions	(20,989,308)	(21,574,095)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(3,801,857)	2,167,599

Net increase (decrease) in net assets	39,843,958	81,661,035

Net Assets
Beginning of period	297,776,022	216,114,987
End of period	$337,619,980	$297,776,022

See Notes to Financial Statements.
13

Notes to Financial Statements

DECEMBER 31, 2021

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

15

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From January 1, 2021 through July 31, 2021, the rate of the fee was determined by applying a fee rate calculation formula. This formula took into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). Effective August 1, 2021, the stepped annual management fee schedule was terminated and an annual management fee was adopted. From January 1, 2021 through July 31, 2021, the investment advisor agreed to waive 0.21% of the fund's management fee. Effective August 1, 2021, the investment advisor agreed to waive 0.10% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee before and after waiver for each class for the period ended December 31, 2021 are as follows:

		Effective Annual Management Fee
	Annual Management Fee*	Before Waiver	After Waiver
Class I	0.89%	0.95%	0.79%
Class II	0.79%	0.85%	0.69%
*Prior to August 1, 2021, the management fee schedule range was 0.90% to 1.00% for Class I and 0.80% to 0.90% for Class II.
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Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2021 were $59,347,286 and $84,338,767, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	1,175,353	$34,640,641	1,566,604	$35,506,039
Issued in reinvestment of distributions	256,204	6,448,663	374,065	5,711,976
Redeemed	(1,198,635)	(34,488,705)	(1,276,486)	(27,787,644)
	232,922	6,600,599	664,183	13,430,371
Class II/Shares Authorized	120,000,000		120,000,000
Sold	710,933	19,783,587	1,221,694	24,919,128
Issued in reinvestment of distributions	594,709	14,540,645	1,065,287	15,862,119
Redeemed	(1,598,856)	(44,726,688)	(2,405,689)	(52,044,019)
	(293,214)	(10,402,456)	(118,708)	(11,262,772)
Net increase (decrease)	(60,292)	$(3,801,857)	545,475	$2,167,599

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

17

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$329,728,087	$7,908,585	—
Temporary Cash Investments	118,558	589,435	—
	$329,846,645	$8,498,020	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$13,372	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$23,912	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $4,385,897.

The value of foreign currency risk derivative instruments as of December 31, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $13,372 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $23,912 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $356,878 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(9,862) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

18

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$1,165,955	—
Long-term capital gains	$19,823,353	$21,574,095

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$77,530,504
Gross tax appreciation of investments	$261,374,991
Gross tax depreciation of investments	(560,830)
Net tax appreciation (depreciation) of investments	260,814,161
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(41)
Net tax appreciation (depreciation)	$260,814,120
Undistributed ordinary income	$28,679
Accumulated long-term gains	$28,329,594

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2021	$27.48	(0.10)	5.98	5.88	—	(1.98)	(1.98)	$31.38	23.16%	0.79%	0.95%	(0.35)%	(0.51)%	19%	$117,231
2020	$20.93	(0.04)	8.75	8.71	—	(2.16)	(2.16)	$27.48	49.85%	0.80%	1.00%	(0.18)%	(0.38)%	22%	$96,249
2019	$17.40	—(3)	5.67	5.67	—	(2.14)	(2.14)	$20.93	34.58%	0.82%	1.00%	(0.01)%	(0.19)%	23%	$59,427
2018	$19.34	—(3)	0.17	0.17	(0.05)	(2.06)	(2.11)	$17.40	0.76%	0.83%	1.00%	0.01%	(0.16)%	29%	$42,081
2017	$15.46	0.05	4.73	4.78	(0.07)	(0.83)	(0.90)	$19.34	32.22%	0.84%	1.00%	0.26%	0.10%	22%	$44,607
Class II
2021	$26.76	(0.14)	5.80	5.66	—	(1.98)	(1.98)	$30.44	22.99%	0.94%	1.10%	(0.50)%	(0.66)%	19%	$220,389
2020	$20.48	(0.07)	8.51	8.44	—	(2.16)	(2.16)	$26.76	49.55%	0.95%	1.15%	(0.33)%	(0.53)%	22%	$201,527
2019	$17.08	(0.03)	5.57	5.54	—	(2.14)	(2.14)	$20.48	34.46%	0.97%	1.15%	(0.16)%	(0.34)%	23%	$156,688
2018	$19.02	(0.03)	0.17	0.14	(0.02)	(2.06)	(2.08)	$17.08	0.60%	0.98%	1.15%	(0.14)%	(0.31)%	29%	$143,249
2017	$15.22	0.02	4.65	4.67	(0.04)	(0.83)	(0.87)	$19.02	32.00%	0.99%	1.15%	0.11%	(0.05)%	22%	$160,964

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Ultra® Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Ultra® Fund of the American Century Variable Portfolios, Inc. as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 10, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten(1) (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None

(1) Effective December 31, 2021, John R. Whitten retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $1,165,955, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $19,823,353, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2021.

The fund hereby designates $1,165,955 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2021.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91443 2202

Annual Report

December 31, 2021

VP Value Fund
Class I (AVPIX)
Class II (AVPVX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVPIX	24.51%	9.55%	12.03%	5/1/96
Russell 1000 Value Index	—	25.16%	11.16%	12.96%	—
S&P 500 Index	—	28.71%	18.46%	16.54%	—
Class II	AVPVX	24.28%	9.39%	11.88%	8/14/01
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2021
Class I — $31,185

Russell 1000 Value Index — $33,846

S&P 500 Index — $46,257

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.83%	0.98%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Michael Liss, Phillip N. Davidson, Kevin Toney, Brian Woglom and Philip Sundell

Performance Summary

VP Value returned 24.51%* for the 12 months ended December 31, 2021, compared with the 25.16% return of its benchmark, the Russell 1000 Value index. The fund’s return reflects operating expenses, while the index’s return does not.

Stock selection in the health care and consumer staples sectors detracted from performance relative to the benchmark. Lack of exposure to several of the benchmark’s real estate names also weighed on returns. On the other hand, several of our energy holdings positively impacted performance. The information technology and industrials sectors were other key areas of strength.

Health Care, Consumer Staples and Real Estate Detracted

Several of the fund’s positions in the health care sector underperformed during the period, including Zimmer Biomet Holdings and Medtronic. Both stocks were pressured by concerns about continued delays in elective procedures due to the ongoing pandemic. Cardinal Health was another notable detractor. The company reported earnings that were below expectations due to operating profit shortfalls in its pharmaceutical and medical segments. Cardinal also provided lower-than-expected fiscal 2022 guidance, driven by inflation in its medical segment and by incremental information technology investments.

A number of the portfolio’s consumer staples holdings weighed on performance, including Unilever, a U.K.-based consumer goods company. Unilever underperformed as the company’s profit margins were pressured by rising input costs. Several other consumer staples holdings lagged because they were not direct beneficiaries of economic reopening.

As the economy reopened, many of the benchmark’s real estate names outperformed during the reporting period. However, we held a limited number of real estate positions because our metrics showed most real estate stocks were unattractively priced. In turn, our underweight in the real estate sector relative to the benchmark as well as stock selection within the sector detracted from relative returns.

Energy, Information Technology and Industrials Contributed

Energy holdings Devon Energy and Chevron were top contributors over the trailing 12-month period. These stocks were buoyed by higher oil prices. In addition, Devon’s stock was supported by its financial results and plans to increase its return of capital to shareholders, and Chevron’s investors reacted positively to news that Warren Buffett built a $4 billion stake in the company.

Security selection in the information technology sector positively impacted relative performance. The portfolio’s lack of exposure to some of the benchmark’s names within the IT services industry was beneficial. Our position in Cisco Systems helped returns; its shares outperformed due to strong demand for security and networking products. Hybrid work environments, 5G-related upgrades, pent-up demand and competitive wins drove an increase in orders. Applied Materials, a semiconductor equipment company, was another notable contributor. The stock outperformed as the company continued to execute on its product road map. We exited the position on strength in the stock price.

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

In the industrials sector, nVent Electric outperformed. This U.K.-based provider of electrical products delivered strong financial results, executing well on pricing and productivity. Furthermore, nVent’s thermal orders rose and experienced sequential backlog growth. We believe nVent offers growing earnings power, supported by an end-market recovery and stronger demand for its industrial products.

Wells Fargo & Co. was another key contributor. The stock outperformed on an improving economic outlook and expectations for higher interest rates. Also, Wells Fargo made progress on its governance and risk management reforms.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

We ended the reporting period with a notable overweight in energy. Our research has led us to higher-quality energy companies with solid assets, strong balance sheets and management teams focused on returns on capital and return of capital to shareholders. From an overall energy perspective, we understand that government entities are increasingly supporting renewable energy, which may create investment opportunities. However, renewables will be brought online incrementally, and we believe carbon-based energy is necessary for the foreseeable future. The portfolio is also overweight in financials, and a large portion of that exposure is comprised of well capitalized banks. We also hold select positions in insurance, capital markets and diversified financial services companies.

On the other hand, we ended the year with underweights in the real estate and utilities sectors. We believe many stocks throughout both sectors are expensive, and therefore, they do not meet our investment criteria.

5

Fund Characteristics

DECEMBER 31, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	97.7%
Temporary Cash Investments	2.2%
Other Assets and Liabilities	0.1%

Top Five Industries	% of net assets
Banks	12.1%
Pharmaceuticals	8.5%
Oil, Gas and Consumable Fuels	7.0%
Health Care Providers and Services	5.5%
Diversified Telecommunication Services	4.8%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period(1) 7/1/21 - 12/31/21	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,049.40	$3.77	0.73%
Class II	$1,000	$1,048.50	$4.54	0.88%
Hypothetical
Class I	$1,000	$1,021.53	$3.72	0.73%
Class II	$1,000	$1,020.77	$4.48	0.88%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
7

Schedule of Investments

DECEMBER 31, 2021

	Shares	Value
COMMON STOCKS — 97.7%
Aerospace and Defense — 1.9%
BAE Systems plc	687,160	$5,124,283
Raytheon Technologies Corp.	92,620	7,970,877
Thales SA	61,690	5,247,754
		18,342,914
Airlines — 0.7%
Southwest Airlines Co.(1)	167,557	7,178,142
Auto Components — 0.9%
BorgWarner, Inc.	186,379	8,400,102
Automobiles — 1.3%
General Motors Co.(1)	132,124	7,746,430
Honda Motor Co. Ltd.	174,500	4,964,653
		12,711,083
Banks — 12.1%
Bank of America Corp.	432,250	19,230,802
Comerica, Inc.	40,892	3,557,604
JPMorgan Chase & Co.	163,859	25,947,073
M&T Bank Corp.	41,214	6,329,646
Prosperity Bancshares, Inc.	56,600	4,092,180
Royal Bank of Canada	66,220	7,027,973
Truist Financial Corp.	160,150	9,376,783
U.S. Bancorp	432,512	24,294,199
Wells Fargo & Co.	370,192	17,761,812
		117,618,072
Capital Markets — 3.7%
Bank of New York Mellon Corp. (The)	271,090	15,744,907
Invesco Ltd.	320,106	7,368,840
Northern Trust Corp.	56,397	6,745,645
State Street Corp.	68,640	6,383,520
		36,242,912
Communications Equipment — 3.5%
Cisco Systems, Inc.	443,603	28,111,122
F5, Inc.(1)	24,266	5,938,133
		34,049,255
Containers and Packaging — 0.9%
Sonoco Products Co.	153,041	8,859,543
Diversified Financial Services — 3.9%
Berkshire Hathaway, Inc., Class A(1)	50	22,533,100
Berkshire Hathaway, Inc., Class B(1)	50,934	15,229,266
		37,762,366
Diversified Telecommunication Services — 4.8%
AT&T, Inc.	1,044,544	25,695,782
Verizon Communications, Inc.	415,101	21,568,648
		47,264,430
Electric Utilities — 1.3%
Edison International	104,760	7,149,870
8

	Shares	Value
Pinnacle West Capital Corp.	83,750	$5,911,913
		13,061,783
Electrical Equipment — 2.4%
Emerson Electric Co.	92,559	8,605,210
Hubbell, Inc.	41,195	8,579,683
nVent Electric plc	169,508	6,441,304
		23,626,197
Electronic Equipment, Instruments and Components — 0.4%
Anritsu Corp.	267,700	4,134,352
Energy Equipment and Services — 2.7%
Baker Hughes Co.	414,026	9,961,466
Halliburton Co.	197,200	4,509,964
Schlumberger NV	388,901	11,647,585
		26,119,015
Entertainment — 1.4%
Walt Disney Co. (The)(1)	88,140	13,652,005
Equity Real Estate Investment Trusts (REITs) — 1.8%
Equinix, Inc.	4,570	3,865,489
Healthpeak Properties, Inc.	175,810	6,344,983
Weyerhaeuser Co.	175,190	7,214,324
		17,424,796
Food and Staples Retailing — 1.9%
Koninklijke Ahold Delhaize NV	275,340	9,448,660
Walmart, Inc.	60,578	8,765,031
		18,213,691
Food Products — 4.7%
Conagra Brands, Inc.	413,260	14,112,829
Danone SA	137,120	8,523,305
JDE Peet's NV	45,637	1,412,554
Kellogg Co.	113,277	7,297,304
Mondelez International, Inc., Class A	140,236	9,299,049
Orkla ASA	488,290	4,894,403
		45,539,444
Gas Utilities — 0.5%
Atmos Energy Corp.	48,674	5,099,575
Health Care Equipment and Supplies — 4.1%
Medtronic plc	202,887	20,988,660
Zimmer Biomet Holdings, Inc.	150,203	19,081,789
		40,070,449
Health Care Providers and Services — 5.5%
Cardinal Health, Inc.	353,710	18,212,528
Cigna Corp.	37,800	8,680,014
CVS Health Corp.	95,790	9,881,697
McKesson Corp.	35,720	8,878,920
Universal Health Services, Inc., Class B	60,450	7,837,947
		53,491,106
Hotels, Restaurants and Leisure — 0.7%
Sodexo SA	73,600	6,452,361
Household Products — 0.9%
Procter & Gamble Co. (The)	50,826	8,314,117
Industrial Conglomerates — 3.4%
General Electric Co.	246,188	23,257,380
9

	Shares	Value
Siemens AG	59,330	$10,276,121
		33,533,501
Insurance — 3.5%
Aflac, Inc.	89,130	5,204,301
Allstate Corp. (The)	32,920	3,873,038
Chubb Ltd.	63,009	12,180,270
MetLife, Inc.	77,289	4,829,789
Reinsurance Group of America, Inc.	74,661	8,174,633
		34,262,031
Leisure Products — 0.5%
Mattel, Inc.(1)	214,893	4,633,093
Machinery — 0.4%
IMI plc	176,996	4,174,270
Metals and Mining — 0.7%
BHP Group Ltd.	223,690	6,753,587
Multi-Utilities — 0.6%
CMS Energy Corp.	88,880	5,781,644
Multiline Retail — 0.6%
Dollar Tree, Inc.(1)	43,290	6,083,111
Oil, Gas and Consumable Fuels — 7.0%
Chevron Corp.	212,367	24,921,267
ConocoPhillips	93,714	6,764,277
Devon Energy Corp.	171,187	7,540,787
EQT Corp.(1)	242,181	5,281,968
Exxon Mobil Corp.	120,200	7,355,038
Royal Dutch Shell plc, B Shares	286,210	6,284,190
TotalEnergies SE(2)	197,229	10,038,997
		68,186,524
Paper and Forest Products — 0.8%
Mondi plc	308,300	7,647,045
Personal Products — 1.3%
Unilever plc	228,210	12,233,477
Pharmaceuticals — 8.5%
Bristol-Myers Squibb Co.	153,510	9,571,349
Johnson & Johnson	179,942	30,782,678
Merck & Co., Inc.	267,402	20,493,689
Pfizer, Inc.	217,189	12,825,010
Roche Holding AG	9,260	3,841,614
Teva Pharmaceutical Industries Ltd., ADR(1)	621,616	4,979,144
		82,493,484
Road and Rail — 1.0%
Heartland Express, Inc.	600,749	10,104,598
Semiconductors and Semiconductor Equipment — 2.6%
Intel Corp.	364,035	18,747,802
QUALCOMM, Inc.	34,170	6,248,668
		24,996,470
Software — 1.2%
Open Text Corp.	146,410	6,951,547
Oracle Corp. (New York)	59,193	5,162,221
		12,113,768
Specialty Retail — 0.9%
Advance Auto Parts, Inc.	35,541	8,525,575
10

	Shares	Value
Technology Hardware, Storage and Peripherals — 0.6%
HP, Inc.	143,977	$5,423,614
Textiles, Apparel and Luxury Goods — 1.1%
Ralph Lauren Corp.	43,960	5,225,086
Tapestry, Inc.	145,334	5,900,560
		11,125,646
Trading Companies and Distributors — 1.0%
MSC Industrial Direct Co., Inc., Class A	115,902	9,742,722
TOTAL COMMON STOCKS (Cost $676,616,732)		951,441,870
TEMPORARY CASH INVESTMENTS — 2.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00% - 2.375%, 4/30/24 - 5/15/51, valued at $4,142,219), in a joint trading account at 0.01%, dated 12/31/21, due 1/3/22 (Delivery value $4,060,099)		4,060,096
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 8/15/44, valued at $13,809,895), at 0.01%, dated 12/31/21, due 1/3/22 (Delivery value $13,539,011)		13,539,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,517,995	3,517,995
TOTAL TEMPORARY CASH INVESTMENTS (Cost $21,117,091)		21,117,091
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $697,733,823)		972,558,961
OTHER ASSETS AND LIABILITIES — 0.1%		1,392,329
TOTAL NET ASSETS — 100.0%		$973,951,290

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,852,899	AUD	6,821,427	Bank of America N.A.	3/31/22	$(111,186)
USD	5,047,197	CAD	6,529,458	UBS AG	3/31/22	(113,533)
CHF	675,892	USD	738,622	Morgan Stanley	3/31/22	4,842
USD	3,605,996	CHF	3,314,992	Morgan Stanley	3/31/22	(40,413)
USD	46,201,808	EUR	40,801,703	Credit Suisse AG	3/31/22	(335,758)
USD	1,341,326	EUR	1,182,445	UBS AG	3/31/22	(7,347)
USD	16,901,102	GBP	12,782,465	JPMorgan Chase Bank N.A.	3/31/22	(393,977)
JPY	25,953,450	USD	228,490	Bank of America N.A.	3/31/22	(2,693)
USD	6,867,008	JPY	779,182,200	Bank of America N.A.	3/31/22	88,072
USD	224,625	JPY	25,828,500	Bank of America N.A.	3/31/22	(85)
USD	3,469,496	NOK	31,406,813	UBS AG	3/31/22	(91,023)
USD	104,562	NOK	922,868	UBS AG	3/31/22	(61)
						$(1,003,162)

11

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $9,838,196. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. At the period end, the aggregate value of the collateral held by the fund was $10,384,702, all of which is securities collateral.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

DECEMBER 31, 2021
Assets
Investment securities, at value (cost of $697,733,823) — including $9,838,196 of securities on loan	$972,558,961
Cash	88,162
Receivable for capital shares sold	2,954,170
Unrealized appreciation on forward foreign currency exchange contracts	92,914
Dividends and interest receivable	1,515,353
Securities lending receivable	3,191
977,212,751

Liabilities
Payable for capital shares redeemed	1,507,790
Unrealized depreciation on forward foreign currency exchange contracts	1,096,076
Accrued management fees	545,123
Distribution fees payable	112,472
3,261,461

Net Assets	$973,951,290

Net Assets Consist of:
Capital (par value and paid-in surplus)	$650,938,737
Distributable earnings	323,012,553
$973,951,290

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$430,054,913	31,449,698	$13.67
Class II, $0.01 Par Value	$543,896,377	39,728,229	$13.69

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED DECEMBER 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $387,653)	$23,676,975
Securities lending, net	32,474
Interest	4,767
23,714,216

Expenses:
Management fees	8,079,626
Distribution fees - Class II	1,305,456
Directors' fees and expenses	23,037
Other expenses	5,134
9,413,253
Fees waived(1)	(1,746,106)
7,667,147

Net investment income (loss)	16,047,069

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	106,876,651
Forward foreign currency exchange contract transactions	5,469,067
Foreign currency translation transactions	(18,576)
112,327,142

Change in net unrealized appreciation (depreciation) on:
Investments	69,454,904
Forward foreign currency exchange contracts	(730,780)
Translation of assets and liabilities in foreign currencies	(10,462)
68,713,662

Net realized and unrealized gain (loss)	181,040,804

Net Increase (Decrease) in Net Assets Resulting from Operations	$197,087,873
(1)Amount consists of $780,760 and $965,346 for Class I and Class II, respectively.

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020
Increase (Decrease) in Net Assets	December 31, 2021	December 31, 2020
Operations
Net investment income (loss)	$16,047,069	$16,693,354
Net realized gain (loss)	112,327,142	(8,518,950)
Change in net unrealized appreciation (depreciation)	68,713,662	(6,256,984)
Net increase (decrease) in net assets resulting from operations	197,087,873	1,917,420

Distributions to Shareholders
From earnings:
Class I	(7,286,263)	(16,985,871)
Class II	(8,356,267)	(18,974,868)
Decrease in net assets from distributions	(15,642,530)	(35,960,739)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(26,279,332)	(35,137,220)

Net increase (decrease) in net assets	155,166,011	(69,180,539)

Net Assets
Beginning of period	818,785,279	887,965,818
End of period	$973,951,290	$818,785,279

See Notes to Financial Statements.
15

Notes to Financial Statements

DECEMBER 31, 2021

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From January 1, 2021 through July 31, 2021 the rate of the fee was determined by applying a fee rate calculation formula. This formula took into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). Effective August 1, 2021, the stepped annual management fee schedule was terminated and an annual management fee was adopted. From January 1, 2021 through July 31, 2021, the investment advisor agreed to waive 0.25% of the fund's management fee. Effective August 1, 2021, the investment advisor agreed to waive 0.10% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.

18

The annual management fee and the effective annual management fee before and after waiver for each class for the period ended December 31, 2021 are as follows:

		Effective Annual Management Fee
	Annual Management Fee*	Before Waiver	After Waiver
Class I	0.83%	0.92%	0.73%
Class II	0.73%	0.82%	0.63%
*Prior to August 1, 2021, the management fee schedule range was 0.90% to 1.00% for Class I and 0.80% to 0.90% for Class II.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,378,083 and $440,742, respectively. The effect of interfund transactions on the Statement of Operations was $(84,562) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2021 were $439,868,533 and $461,935,852, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	600,000,000		600,000,000
Sold	3,024,457	$39,211,704	4,214,178	$39,736,970
Issued in reinvestment of distributions	540,169	7,107,637	1,966,537	16,497,988
Redeemed	(5,794,184)	(74,979,295)	(9,405,931)	(93,999,897)
	(2,229,558)	(28,659,954)	(3,225,216)	(37,764,939)
Class II/Shares Authorized	350,000,000		350,000,000
Sold	6,460,146	83,941,248	6,169,177	59,368,566
Issued in reinvestment of distributions	634,285	8,356,267	2,260,685	18,974,868
Redeemed	(6,912,649)	(89,916,893)	(7,679,501)	(75,715,715)
	181,782	2,380,622	750,361	2,627,719
Net increase (decrease)	(2,047,776)	$(26,279,332)	(2,474,855)	$(35,137,220)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$7,970,877	$10,372,037	—
Automobiles	7,746,430	4,964,653	—
Banks	110,590,099	7,027,973	—
Electronic Equipment, Instruments and Components	—	4,134,352	—
Food and Staples Retailing	8,765,031	9,448,660	—
Food Products	30,709,182	14,830,262	—
Hotels, Restaurants and Leisure	—	6,452,361	—
Industrial Conglomerates	23,257,380	10,276,121	—
Machinery	—	4,174,270	—
Metals and Mining	—	6,753,587	—
Oil, Gas and Consumable Fuels	51,863,337	16,323,187	—
Paper and Forest Products	—	7,647,045	—
Personal Products	—	12,233,477	—
Pharmaceuticals	78,651,870	3,841,614	—
Other Industries	513,408,065	—	—
Temporary Cash Investments	3,517,995	17,599,096	—
	$836,480,266	$136,078,695	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$92,914	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,096,076	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $88,892,435.

The value of foreign currency risk derivative instruments as of December 31, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $92,914 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $1,096,076 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $5,469,067 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(730,780) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
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8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$15,642,530	$23,145,003
Long-term capital gains	—	$12,815,736

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$725,933,796
Gross tax appreciation of investments	$261,582,730
Gross tax depreciation of investments	(14,957,565)
Net tax appreciation (depreciation) of investments	246,625,165
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,149
Net tax appreciation (depreciation)	$246,626,314
Undistributed ordinary income	$31,626,902
Accumulated long-term gains	$44,759,337

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2021	$11.17	0.23	2.50	2.73	(0.23)	—	(0.23)	$13.67	24.51%	0.73%	0.92%	1.79%	1.60%	49%	$430,055
2020	$11.72	0.23	(0.29)	(0.06)	(0.23)	(0.26)	(0.49)	$11.17	0.98%	0.75%	0.98%	2.34%	2.11%	57%	$376,355
2019	$10.01	0.23	2.36	2.59	(0.23)	(0.65)	(0.88)	$11.72	27.03%	0.77%	0.98%	2.11%	1.90%	45%	$432,639
2018	$11.21	0.19	(1.20)	(1.01)	(0.19)	—(3)	(0.19)	$10.01	(9.15)%	0.78%	0.97%	1.70%	1.51%	51%	$374,518
2017	$10.48	0.18	0.73	0.91	(0.18)	—	(0.18)	$11.21	8.75%	0.80%	0.97%	1.71%	1.54%	30%	$462,812
Class II
2021	$11.19	0.21	2.50	2.71	(0.21)	—	(0.21)	$13.69	24.28%	0.88%	1.07%	1.64%	1.45%	49%	$543,896
2020	$11.74	0.21	(0.29)	(0.08)	(0.21)	(0.26)	(0.47)	$11.19	0.83%	0.90%	1.13%	2.19%	1.96%	57%	$442,431
2019	$10.02	0.21	2.37	2.58	(0.21)	(0.65)	(0.86)	$11.74	26.92%	0.92%	1.13%	1.96%	1.75%	45%	$455,327
2018	$11.22	0.18	(1.21)	(1.03)	(0.17)	—(3)	(0.17)	$10.02	(9.28)%	0.93%	1.12%	1.55%	1.36%	51%	$404,210
2017	$10.49	0.17	0.72	0.89	(0.16)	—	(0.16)	$11.22	8.58%	0.95%	1.12%	1.56%	1.39%	30%	$485,136

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Value Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 10, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten(1) (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None

(1) Effective December 31, 2021, John R. Whitten retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

28

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $15,642,530, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2021 as qualified for the corporate dividends received deduction.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
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American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91440 2202

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Chris H. Cheesman, Lynn M. Jenkins and Barry Fink are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2020: $200,160
FY 2021: $165,250

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2020: $0
FY 2021: $2,832,126

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	February 24, 2022

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	February 24, 2022